
                         CAPITAL WORLD BOND FUND, INC.

                                     Part B
                      Statement of Additional Information

                              December 1, 2006

                        (as supplemented July 2, 2007)

This document is not a prospectus but should be read in conjunction with the current prospectus or retirement plan prospectus of Capital World Bond Fund,
Inc. (the "fund" or "WBF") dated December 1, 2006. You may obtain a prospectus from your financial adviser or by writing to the fund at the following address:

                         Capital World Bond Fund, Inc.
                              Attention: Secretary
                             333 South Hope Street
                         Los Angeles, California 90071
                                  213/486-9200

Shareholders who purchase shares at net asset value through eligible retirement plans should note that not all of the services or features described below may be available to them. They should contact their employers for details.

                               TABLE OF CONTENTS

Item                                                                  Page no.
----                                                                  --------

Financial statements

                       Capital World Bond Fund -- Page 1

                 CERTAIN INVESTMENT LIMITATIONS AND GUIDELINES

The following limitations and guidelines are considered at the time of purchase, under normal circumstances, and are based on a percentage of the fund's net assets unless otherwise noted. This summary is not intended to reflect all of the fund's investment limitations.

DEBT SECURITIES

..    The fund will invest at least 80% of its assets in bonds (for purposes of this limit, bonds include any debt instrument and cash equivalents and may include certain preferred securities).

..    Normally, the fund will invest substantially in debt securities rated Baa or better by Moody's Investors Service (Moody's) or BBB or better by
     Standard & Poor's Corporation (S&P) or unrated but determined to be of equivalent quality.

..    The fund may invest up to 25% of its assets in debt securities rated Ba or below by Moody's and BB or below by S&P or unrated but determined to be of equivalent quality.

                        *     *     *     *     *     *

The fund may experience difficulty liquidating certain portfolio securities during significant market declines or periods of heavy redemptions.

          DESCRIPTION OF CERTAIN SECURITIES AND INVESTMENT TECHNIQUES

The descriptions below are intended to supplement the material in the prospectus under "Investment objective, strategies and risks."

DEBT SECURITIES -- Debt securities are used by issuers to borrow money.
Generally, issuers pay investors periodic interest and repay the amount borrowed either periodically during the life of the security and/or at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values and accrue interest at the applicable coupon rate over a specified time period. The market prices of debt securities fluctuate depending on such factors as interest rates, credit quality and maturity. In general, market prices of debt securities decline when interest rates rise and increase when interest rates fall.

Lower rated debt securities, rated Ba or below by Moody's and/or BB or below by
S&P or unrated but determined to be of equivalent quality, are described by the rating agencies as speculative and involve greater risk of default or price changes due to changes in the issuer's creditworthiness than higher rated debt securities, or they may already be in default. The market prices of these securities may fluctuate more than higher quality securities and may decline significantly in periods of general economic difficulty. It may be more difficult to dispose of, and to determine the value of, lower rated debt securities.

                       Capital World Bond Fund -- Page 2

Certain additional risk factors relating to debt securities are discussed below:

     SENSITIVITY TO INTEREST RATE AND ECONOMIC CHANGES -- Debt securities may be sensitive to economic changes, political and corporate developments, and interest rate changes. In addition, during an economic downturn or substantial period of rising interest rates, issuers that are highly leveraged may experience increased financial stress that would adversely affect their ability to meet projected business goals, to obtain additional financing and to service their principal and interest payment obligations.
     Periods of economic change and uncertainty also can be expected to result in increased volatility of market prices and yields of certain debt securities. The prices of these securities can be adversely affected by the outcome of financial contracts (such as derivatives) held by third parties relating to various assets or indices.

     PAYMENT EXPECTATIONS -- Debt securities may contain redemption or call provisions. If an issuer exercises these provisions in a lower interest rate market, the fund would have to replace the security with a lower yielding security, resulting in decreased income to investors. If the issuer of a debt security defaults on its obligations to pay interest or principal or is the subject of bankruptcy proceedings, the fund may incur losses or expenses in seeking recovery of amounts owed to it.

     LIQUIDITY AND VALUATION -- There may be little trading in the secondary market for particular debt securities, which may affect adversely the fund's ability to value accurately or dispose of such debt securities.
     Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and/or liquidity of debt securities.

The investment adviser attempts to reduce the risks described above through diversification of the fund's portfolio and by credit analysis of each issuer, as well as by monitoring broad economic trends and corporate and legislative developments, but there can be no assurance that it will be successful in doing
so.

SECURITIES WITH EQUITY AND DEBT CHARACTERISTICS -- The fund may invest in securities that have a combination of equity and debt characteristics. These securities may at times behave more like equity than debt and vice versa. Some types of convertible bonds or preferred stocks automatically convert into common stocks and some may be subject to redemption at the option of the issuer at a predetermined price. The prices and yields of nonconvertible preferred stocks generally move with changes in interest rates and the issuer's credit quality, similar to the factors affecting debt securities. These securities may be treated as debt for fund investment limit purposes.

Convertible bonds, convertible preferred stocks and other securities may sometimes be converted, or may automatically convert, into common stocks or other securities at a stated conversion ratio. These securities, prior to conversion, may pay a fixed rate of interest or a dividend. Because convertible securities have both debt and equity characteristics, their value varies in response to many factors, including the value of the underlying assets, general market and economic conditions, and convertible market valuations, as well as changes in interest rates, credit spreads and the credit quality of the issuer.

INFLATION-INDEXED BONDS -- The fund may invest in inflation-indexed bonds issued by governments, their agencies or instrumentalities and corporations. The principal value of this

                       Capital World Bond Fund -- Page 3

type of bond is adjusted in response to changes in the level of the consumer price index. The interest rate is fixed at issuance as a percentage of this adjustable principal. The actual interest income may therefore both rise and fall as the level of the consumer price index rises and falls. In particular, in a period of deflation the interest income would fall. While the interest income may adjust upward or downward without limit in response to changes in the consumer price index, the principal has a floor at par, meaning that the investor receives at least the par value at redemption.

Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed and will fluctuate.

INVESTING IN VARIOUS COUNTRIES -- Investing outside the United States may involve additional risks caused by, among other things, currency controls and fluctuating currency values; different accounting, auditing, financial reporting and legal standards and practices in some countries; changing local, regional and global economic, political and social conditions; expropriation; changes in tax policy; greater market volatility; differing securities market structures;
higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends.

The risks described above may be heightened in connection with investments in developing countries. Although there is no universally accepted definition, the investment adviser generally considers a developing country as a country that is in the earlier stages of its industrialization cycle with a low per capita gross domestic product ("GDP") and a low market capitalization to GDP ratio relative to those in the United States and the European Union. Historically, the markets of developing countries have been more volatile than the markets of developed countries, reflecting the greater uncertainties of investing in less established markets and economies. In particular, developing countries may have less stable governments; may present the risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets; and may have less protection of property rights than more developed countries. The economies of developing countries may be reliant on only a few industries, may be highly vulnerable to changes in local or global trade conditions and may suffer from high and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.

Additional costs could be incurred in connection with the fund's investment activities outside the United States. Brokerage commissions may be higher outside the United States, and the fund will bear certain expenses in connection with its currency transactions. Furthermore, increased custodian costs may be associated with maintaining assets in certain jurisdictions.

CURRENCY TRANSACTIONS -- The fund may purchase and sell currencies to facilitate securities transactions and enter into forward currency contracts to protect against changes in currency exchange rates. A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Although forward contracts entered into by the fund will typically involve the purchase or sale of a currency against the U.S. dollar, the fund also may purchase or sell one currency against another currency (other than the U.S. dollar). While entering into forward currency transactions could minimize the risk of loss due to a decline in the value of the hedged currency, it could also limit any potential gain which might

                       Capital World Bond Fund -- Page 4

result from an increase in the value of the currency. The fund will not generally attempt to protect against all potential changes in exchange rates.
The fund will segregate liquid assets which will be marked to market daily to meet its forward contract commitments to the extent required by the Securities and Exchange Commission.

Certain provisions of the Internal Revenue Code may affect the extent to which the fund may enter into forward contracts. Such transactions also may affect the character and timing of income, gain or loss recognized by the fund for U.S.
federal income tax purposes.

The fund may attempt to accomplish objectives similar to those involved in its use of forward currency contracts by purchasing put or call options on currencies. A put option gives the fund as purchaser the right (but not the obligation) to sell a specified amount of currency at the exercise price until the expiration of the option. A call option gives the fund as purchaser the right (but not the obligation) to purchase a specified amount of currency at the exercise price until its expiration. The fund might purchase a currency put option, for example, to protect itself during the contract period against a decline in the dollar value of a currency in which it holds or anticipates holding securities. If the currency's value should decline against the dollar, the loss in currency value should be offset, in whole or in part, by an increase in the value of the put. If the value of the currency instead should rise against the dollar, any gain to the fund would be reduced by the premium it had paid for the put option. A currency call option might be purchased, for example, in anticipation of, or to protect against, a rise in the value against the dollar of a currency in which the fund anticipates purchasing securities.
Currency options may be either listed on an exchange or traded over-the-counter
("OTC options"). Listed options are third-party contracts (i.e., performance of the obligations of the purchaser and seller is guaranteed by the exchange or clearing corporation), and have standardized strike prices and expiration dates.
OTC options are two-party contracts with negotiated strike prices and expiration dates. The fund does not intend to purchase an OTC option unless it believes that daily valuations for such options are readily obtainable. OTC options differ from exchange-traded options in that OTC options are transacted with dealers directly and not through a clearing corporation (which guarantees performance). Consequently, there is a risk of non-performance by the dealer.
Since no exchange is involved, OTC options are valued on the basis of a quote provided by the dealer. In the case of OTC options, there can be no assurance that a liquid secondary market will exist for any particular option at any specific time.

U.S. GOVERNMENT OBLIGATIONS -- U.S. government obligations are securities backed by the full faith and credit of the U.S. government. U.S. government obligations include the following types of securities:

     U.S. TREASURY SECURITIES -- U.S. Treasury securities include direct obligations of the U.S. Treasury, such as Treasury bills, notes and bonds.
     For these securities, the payment of principal and interest is unconditionally guaranteed by the U.S. government, and thus they are of the highest possible credit quality. Such securities are subject to variations in market value due to fluctuations in interest rates, but, if held to maturity, will be paid in full.

     FEDERAL AGENCY SECURITIES BACKED BY "FULL FAITH AND CREDIT" -- The
     securities of certain U.S. government agencies and government-sponsored entities are guaranteed as to the timely payment of principal and interest by the full faith and credit of the U.S. government. Such agencies and entities include the Government National Mortgage Association (Ginnie Mae),
     the Veterans Administration (VA), the Federal Housing Administration (FHA),
     the Export-Import Bank (Exim Bank), the Overseas Private Investment

                       Capital World Bond Fund -- Page 5

     Corporation (OPIC), the Commodity Credit Corporation (CCC) and the Small
     Business Administration (SBA).

OTHER FEDERAL AGENCY OBLIGATIONS -- Additional federal agency securities are neither direct obligations of, nor guaranteed by, the U.S. government. These obligations include securities issued by certain U.S. government agencies and government-sponsored entities. However, they generally involve some form of federal sponsorship: some operate under a government charter; some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; and others are supported only by the credit of the issuing government agency or entity. These agencies and entities include, but are not limited to: Federal Home Loan Bank, Federal Home Loan Mortgage Corporation
(Freddie Mac), Federal National Mortgage Association (Fannie Mae), Tennessee
Valley Authority and Federal Farm Credit Bank System.

PASS-THROUGH SECURITIES -- The fund may invest in various debt obligations backed by pools of mortgages or other assets including, but not limited to, loans on single family residences, home equity loans, mortgages on commercial buildings, credit card receivables and leases on airplanes or other equipment.
Principal and interest payments made on the underlying asset pools backing these obligations are typically passed through to investors, net of any fees paid to any guarantor of the securities. Pass-through securities may have either fixed or adjustable coupons. These securities include:

     "MORTGAGE-BACKED SECURITIES" -- These securities may be issued by U.S.
     government agencies and government-sponsored entities, such as Ginnie Mae,
     Fannie Mae and Freddie Mac, and by private entities. The payment of interest and principal on mortgage-backed obligations issued by U.S.
     government agencies may be guaranteed by the full faith and credit of the
     U.S. government (in the case of Ginnie Mae), or may be guaranteed by the issuer (in the case of Fannie Mae and Freddie Mac). However, these guarantees do not apply to the market prices and yields of these securities, which vary with changes in interest rates.

     Mortgage-backed securities issued by private entities are structured similarly to those issued by U.S. government agencies. However, these securities and the underlying mortgages are not guaranteed by any government agencies. These securities generally are structured with one or more types of credit enhancement such as insurance or letters of credit issued by private companies. Mortgage-backed securities generally permit borrowers to prepay their underlying mortgages. Prepayments can alter the effective maturity of these instruments.

     COLLATERALIZED MORTGAGE OBLIGATIONS (CMOS) -- CMOs are also backed by a pool of mortgages or mortgage loans, which are divided into two or more separate bond issues. CMOs issued by U.S. government agencies are backed by agency mortgages, while privately issued CMOs may be backed by either government agency mortgages or private mortgages. Payments of principal and interest are passed through to each bond issue at varying schedules resulting in bonds with different coupons, effective maturities and sensitivities to interest rates. Some CMOs may be structured in a way that when interest rates change, the impact of changing prepayment rates on the effective maturities of certain issues of these securities is magnified.
     CMOs may be less liquid or may exhibit greater price volatility than other types of mortgage or asset-backed securities.

                       Capital World Bond Fund -- Page 6

     COMMERCIAL MORTGAGE-BACKED SECURITIES -- These securities are backed by mortgages on commercial property, such as hotels, office buildings, retail stores, hospitals and other commercial buildings. These securities may have a lower prepayment uncertainty than other mortgage-related securities because commercial mortgage loans generally prohibit or impose penalties on prepayments of principal. In addition, commercial mortgage-related securities often are structured with some form of credit enhancement to protect against potential losses on the underlying mortgage loans. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans, including the effects of local and other economic conditions on real estate markets, the ability of tenants to make rental payments and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid or exhibit greater price volatility than other types of mortgage or asset-backed securities.

     ASSET-BACKED SECURITIES -- These securities are backed by other assets such as credit card, automobile or consumer loan receivables, retail installment loans, or participations in pools of leases. Credit support for these securities may be based on the underlying assets and/or provided through credit enhancements by a third party. The values of these securities are sensitive to changes in the credit quality of the underlying collateral, the credit strength of the credit enhancement, changes in interest rates and at times the financial condition of the issuer. Some asset-backed securities also may receive prepayments that can change their effective maturities.

"IOs" and "POs" are issued in portions or tranches with varying maturities and characteristics. Some tranches may only receive the interest paid on the underlying mortgages (IOs) and others may only receive the principal payments
(POs). The values of IOs and POs are extremely sensitive to interest rate fluctuations and prepayment rates, and IOs are also subject to the risk of early repayment of the underlying mortgages that will substantially reduce or eliminate interest payments.

RESTRICTED OR ILLIQUID SECURITIES -- The fund may purchase securities subject to restrictions on resale. Restricted securities may only be sold pursuant to an exemption from registration under the Securities Act of 1933 (the "1933 Act"), or in a registered public offering. Restricted securities held by the fund are often eligible for resale under Rule 144A, an exemption under the 1933 Act allowing for resales to "Qualified Institutional Buyers". Where registration is required, the holder of a registered security may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. Difficulty in selling such securities may result in a loss to the fund or cause it to incur additional administrative costs.

Securities (including restricted securities) not actively traded will be considered illiquid unless they have been specifically determined to be liquid under procedures adopted by the fund's board of directors, taking into account factors such as the frequency and volume of trading, the commitment of dealers to make markets and the availability of qualified investors, all of which can change from time to time. The fund may incur certain additional costs in disposing of illiquid securities.

REPURCHASE AGREEMENTS -- The fund may enter into repurchase agreements under which the fund buys a security and obtains a simultaneous commitment from the seller to repurchase the security at a specified time and price. Repurchase agreements permit the fund to maintain

                       Capital World Bond Fund -- Page 7

liquidity and earn income over periods of time as short as overnight. The seller must maintain with the fund's custodian collateral equal to at least 100% of the repurchase price, including accrued interest, as monitored daily by the investment adviser. The fund will only enter into repurchase agreements involving securities in which it could otherwise invest and with selected banks and securities dealers whose financial condition is monitored by the investment adviser. If the seller under the repurchase agreement defaults, the fund may incur a loss if the value of the collateral securing the repurchase agreement has declined and may incur disposition costs in connection with liquidating the collateral. If bankruptcy proceedings are commenced with respect to the seller, realization of the collateral by the fund may be delayed or limited.

FORWARD COMMITMENT, WHEN ISSUED AND DELAYED DELIVERY TRANSACTIONS -- The fund may enter into commitments to purchase or sell securities at a future date. When the fund agrees to purchase such securities, it assumes the risk of any decline in value of the security from the date of the agreement. If the other party to such a transaction fails to deliver or pay for the securities, the fund could miss a favorable price or yield opportunity, or could experience a loss.

The fund will not use these transactions for the purpose of leveraging and will segregate liquid assets that will be marked to market daily in an amount sufficient to meet its payment obligations in these transactions. Although these transactions will not be entered into for leveraging purposes, to the extent the fund's aggregate commitments in connection with these transactions exceed its segregated assets, the fund temporarily could be in a leveraged position
(because it may have an amount greater than its net assets subject to market risk). Should market values of the fund's portfolio securities decline while the fund is in a leveraged position, greater depreciation of its net assets would likely occur than if it were not in such a position. The fund will not borrow money to settle these transactions and, therefore, will liquidate other portfolio securities in advance of settlement if necessary to generate additional cash to meet its obligations. After a transaction is entered into, the fund may still dispose of or renegotiate the transaction. Additionally, prior to receiving delivery of securities as part of a transaction, the fund may sell such securities.

The fund may also enter into reverse repurchase agreements and "roll"
transactions. A reverse repurchase agreement involves the sale of a security by a fund and its agreement to repurchase the security at a specified time and price. A "roll" transaction involves the sale of mortgage-backed or other securities together with a commitment to purchase similar, but not identical, securities at a later date. The fund assumes the risk of price and yield fluctuations during the time of the commitment. The fund will segregate liquid assets that will be marked to market daily in an amount sufficient to meet its payment obligations under "roll" transactions and reverse repurchase agreements with broker-dealers (no collateral is required for reverse repurchase agreements with banks).

MATURITY -- There are no restrictions on the maturity composition of the portfolio, although it is anticipated that the fund normally will be invested substantially in securities with maturities in excess of three years. Under normal market conditions, longer term securities yield more than shorter term securities, but are subject to greater price fluctuations.

CASH AND CASH EQUIVALENTS -- These include (a) commercial paper (for example, short-term notes with maturities typically up to 12 months in length issued by corporations, governmental bodies or bank/corporation sponsored conduits
(asset-backed commercial paper)) (b) short-term bank obligations (for example, certificates of deposit, bankers' acceptances (time drafts on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity)) or bank

                       Capital World Bond Fund -- Page 8

notes, (c) savings association and savings bank obligations (for example, bank notes and certificates of deposit issued by savings banks or savings associations), (d) securities of the U.S. government, its agencies or instrumentalities that mature, or may be redeemed, in one year or less, and (e)
corporate bonds and notes that mature, or that may be redeemed, in one year or less.

Cash and cash equivalents may be denominated in U.S. dollars, non-U.S.
currencies or multinational currency units.

WARRANTS AND RIGHTS -- The fund may purchase warrants, which may be issued together with bonds or preferred stocks. Warrants generally entitle the holder to buy a proportionate amount of common stock at a specified price, usually higher than the current market price. Warrants may be issued with an expiration date or in perpetuity. Rights are similar to warrants except that they normally entitle the holder to purchase common stock at a lower price than the current market price.

INVESTMENT COMPANIES -- The fund may invest up to 5% of its total assets in shares of any one investment company, but may not acquire more than 3% of the outstanding voting stock of any one investment company. In the aggregate, the fund may invest up to 10% of its total assets in securities issued by investment companies. In addition, all funds managed by the investment adviser may not, in the aggregate, acquire more than 10% of the total outstanding voting stock of any one registered closed-end investment company. If the fund invests in another investment company, it would pay an investment advisory fee in addition to the fee paid to the investment adviser.

LOANS OF PORTFOLIO SECURITIES -- The fund is authorized to lend portfolio securities to selected securities dealers or other institutional investors whose financial condition is monitored by the investment adviser. The borrower must maintain with the fund's custodian collateral consisting of cash, cash equivalents or U.S. government securities equal to at least 100% of the value of the borrowed securities, plus any accrued interest. The investment adviser will monitor the adequacy of the collateral on a daily basis. The fund may at any time call a loan of its portfolio securities and obtain the return of the loaned securities. The fund will receive any interest paid on the loaned securities and a fee or a portion of the interest earned on the collateral. The fund will limit its loans of portfolio securities to an aggregate of 10% of the value of its total assets, measured at the time any such loan is made.

LOAN PARTICIPATIONS AND ASSIGNMENTS -- The fund may invest in loan participations or assignments. Loan participations are loans or other direct debt instruments that are interests in amounts owed by a corporate, governmental or other borrower to another party. They may represent amounts owed to lenders or lending syndicates to suppliers of goods or services, or to other parties.
The fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing participations, the fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the fund may not directly benefit from any collateral supporting the loan in which it has purchased the participation. As a result, the fund will be subject to the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, a fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

                       Capital World Bond Fund -- Page 9

When the fund purchases assignments from lenders, it acquires direct rights against the borrower on the loan. However, because assignments are arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by a fund as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender. Investments in loan participations and assignments present the possibility that the fund could be held liable as a co-lender under emerging legal theories of lender liability. In addition, if the loan is foreclosed, the fund could be part owner of any collateral and could bear the costs and liabilities of owning and disposing of the collateral. The fund anticipates that loan participations could be sold only to a limited number of institutional investors. In addition, some loan participations and assignments may not be rated by major rating agencies and may not be protected by the securities laws.

DIVERSIFICATION --The fund is a non-diversified investment company which allows the fund to invest a greater percentage of its assets in any one issuer. For the fund to be considered a "diversified" investment company under the Investment
Company Act of 1940, as amended, the fund with respect to 75% of its total assets, would be required to limit its investment in any one issuer (other than the U.S. government) to 5% of the market value of the total assets of the fund or to 10% of the outstanding voting securities of such issuer. However, such a limitation would reduce the extent to which the fund could concentrate its
non-U.S. investments in securities of governmental issuers, which are generally considered to be of higher credit quality than are non-U.S. private issuers.
Accordingly, such a limitation might increase the fund's investment risk.
Although the fund is non-diversified, it has no current intention of investing more than 5% of its assets in securities of any one corporate issuer. In addition, the fund intends to comply with the diversification and other requirements of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies so that the fund will not be subject to U.S.
taxes on the net investment income and net capital gains that it distributes to its shareholders. (See "Taxes and Distributions".)

                        *     *     *     *     *     *

PORTFOLIO TURNOVER -- The fund will attempt to take prompt advantage of market conditions and as a result may at times have a high rate of portfolio turnover relative to many other mutual funds. The fund may dispose of any security at any time, and it is the fund's intention to take either short- or long-term profits or losses consistent with its objective and sound investment practice, and when such action would not impair the fund's tax status. Portfolio changes will be made without regard to the length of time particular investments may have been held. High portfolio turnover (100% or more) involves correspondingly greater transaction costs in the form of dealer spreads or brokerage commissions, and may result in the realization of net capital gains, which are taxable when distributed to shareholders.

Fixed-income securities are generally traded on a net basis and usually neither brokerage commissions nor transfer taxes are involved. Transaction costs are usually reflected in the spread between the bid and asked price.

A fund's portfolio turnover rate would equal 100% if each security in the fund's portfolio were replaced once per year. The fund's portfolio turnover rates for the fiscal years ended September 30, 2006 and 2005 were 91% and 72%, respectively. See "Financial highlights" in the prospectus for the fund's annual portfolio turnover rate for each of the last five fiscal years.

                       Capital World Bond Fund -- Page 10

                FUNDAMENTAL POLICIES AND INVESTMENT RESTRICTIONS

FUNDAMENTAL POLICIES -- The fund has adopted the following fundamental policies and investment restrictions, which may not be changed without approval by holders of a majority of its outstanding shares. Such majority is defined in the
Investment Company Act of 1940, as amended (the "1940 Act"), as the vote of the lesser of (a) 67% or more of the outstanding voting securities present at a shareholder meeting, if the holders of more than 50% of the outstanding voting securities are present in person or by proxy, or (b) more than 50% of the outstanding voting securities. All percentage limitations are considered at the time securities are purchased and are based on the fund's net assets unless otherwise indicated. None of the following investment restrictions involving a maximum percentage of assets will be considered violated unless the excess occurs immediately after, and is caused by, an acquisition by the fund.

These restrictions provide that the fund may not:

1.   Invest 25% or more of the value of its total assets in the securities of issuers conducting their principal business activities in the same industry;

2.   Invest in companies for the purpose of exercising control or management;

3.   Buy or sell real estate or commodities or commodity contracts; however, the fund may invest in debt securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein, including real estate investment trusts, and may purchase or sell currencies
(including forward currency contracts) or options on currencies;

4.   Engage in the business of underwriting securities of other issuers, except to the extent that the disposal of an investment position may technically cause it to be considered an underwriter as that term is defined under the Securities
Act of 1933;

5.   Lend any security or make any other loan if, as a result, more than 15% of its total assets would be lent to third parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements;

6.   Sell securities short, except to the extent that the fund contemporaneously owns or has the right to acquire at no additional cost securities identical to those sold short;

7.   Purchase securities on margin, provided that the fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities;

8.   Borrow money, except from banks for temporary or emergency purposes not in excess of 5% of the value of the fund's total assets (in the event that the asset coverage for such borrowings falls below 300%, the fund will reduce, within three days, the amount of its borrowings in order to provide for 300%
asset coverage), and except that the fund may enter into reverse repurchase agreements and engage in "roll" transactions, provided that reverse repurchase agreements, "roll" transactions and any other transactions constituting borrowing by the fund may not exceed one-third of the fund's total assets;

9.   Invest in interests in oil, gas, or other mineral exploration or development programs;

                       Capital World Bond Fund -- Page 11

10.  Write, purchase or sell put options, call options or combinations thereof, except that this shall not prevent the purchase of put or call options on currencies;

NONFUNDAMENTAL POLICIES -- The following policies may be changed without shareholder approval:

1.   The fund may invest up to 25% of its net assets in below investment grade debt securities (those rated Ba or below by Moody's and BB or below by S&P or unrated but determined to be of comparable value).

2.   The fund does not currently intend to lend portfolio securities or other assets to third parties, except by acquiring loans, loan participations or other forms of direct debt instruments. (This limitation does not apply to purchases of debt securities or to repurchase agreements.)

3.   The fund will not invest more than 15% of the value of its net assets in illiquid securities.

4.   The fund will not invest in securities of an issuer if the investment would cause the fund to own more than 10% of the outstanding voting securities of any one issuer.

5.   The fund may not issue senior securities, except as permitted under the
1940 Act.

6.   The fund may not acquire securities of open-end investment companies or unit investment trusts registered under the Investment Company Act of 1940 in reliance on Sections 12(d)(1)(F) or 12(d)(1)(G) of the Investment Company Act of
1940.

                       Capital World Bond Fund -- Page 12

                             MANAGEMENT OF THE FUND

"INDEPENDENT" DIRECTORS/1/

 NAME, AGE AND                                               NUMBER OF
 POSITION WITH FUND                                        PORTFOLIOS/3/
 (YEAR FIRST ELECTED            PRINCIPAL OCCUPATION(S)      OVERSEEN       OTHER DIRECTORSHIPS/4/ HELD
  AS A DIRECTOR/2/)             DURING PAST FIVE YEARS      BY DIRECTOR             BY DIRECTOR
----------------------------------------------------------------------------------------------------------

 Richard G. Capen, Jr., 72     Corporate director and           15         Carnival Corporation
 Director (1999)               author; former U.S.
                               Ambassador to Spain;
                               former Vice Chairman,
                               Knight-Ridder, Inc.
                               (communications company);
                               former Chairman and
                               Publisher, The Miami
                               Herald

----------------------------------------------------------------------------------------------------------
 H. Frederick Christie, 73     Private investor; former         21         Ducommun Incorporated;
 Director (1987)               President and CEO, The                      IHOP Corporation;
                               Mission Group                               Southwest Water Company
                               (non-utility holding
                               company, subsidiary of
                               Southern California
                               Edison Company)
----------------------------------------------------------------------------------------------------------
 Diane C. Creel, 58            Chairman of the Board,           13         Allegheny Technologies;
 Director (1994)               President and CEO,                          BF Goodrich;
                               Ecovation, Inc. (organic                    Foster Wheeler Ltd.
                               waste management); former
                               President and CEO, The
                               Earth Technology
                               Corporation
                               (international consulting
                               engineering)
----------------------------------------------------------------------------------------------------------
 James G. Ellis, 60            Vice Provost, Globalization,     12         Genius Products;
 Director (2006)               University of Southern                      Professional Business Bank
                               California; Dean, Marshall
                               School of Business, University
                               of Southern California;
                               Professor, Marshall School of
                               Business, University of
                               Southern California
--------------------------------------------------------------------------------------------------------------
 Martin Fenton, 71             Chairman of the Board,           18         None
 Chairman of the Board         Senior Resource Group LLC
 (Independent and              (development and
 Non-Executive) (1989)         management of senior
                               living communities)
----------------------------------------------------------------------------------------------------------
 Leonard R. Fuller, 60         President and CEO, Fuller        16         None
 Director (1994)               Consulting (financial
                               management consulting
                               firm)
----------------------------------------------------------------------------------------------------------
 R. Clark Hooper, 60           Private investor; former         18         JPMorgan Value Opportunities
 Director (2005)               President, Dumbarton Group LLC              Fund
                               (consulting); former Executive
                               Vice President - Policy and
                               Oversight, NASD
----------------------------------------------------------------------------------------------------------
 Richard G. Newman,/5/ 72      Chairman of the Board,           14         Sempra Energy;
 Director (1991)               AECOM Technology                            Southwest Water Company
                               Corporation (engineering,
                               consulting and
                               professional technical
                               services)
----------------------------------------------------------------------------------------------------------
 Frank M. Sanchez, 63          Principal, The Sanchez           13         None
 Director (1999)               Family Corporation dba
                               McDonald's Restaurants
                               (McDonald's licensee)
----------------------------------------------------------------------------------------------------------

                       Capital World Bond Fund -- Page 13

"INTERESTED" DIRECTORS/6,7/

                                   PRINCIPAL OCCUPATION(S)
                                    DURING PAST FIVE YEARS
 NAME, AGE AND                     AND POSITIONS HELD WITH      NUMBER OF
 POSITION WITH FUND               AFFILIATED ENTITIES OR THE  PORTFOLIOS/3/
 (YEAR FIRST ELECTED                 PRINCIPAL UNDERWRITER      OVERSEEN      OTHER DIRECTORSHIPS/4/ HELD
  AS A DIRECTOR/OFFICER/2/)              OF THE FUND           BY DIRECTOR            BY DIRECTOR
----------------------------------------------------------------------------------------------------------

 Mark H. Dalzell, 52               Senior Vice President,            1        None
 President and Director            Capital Research Company/*/
 (1998)
----------------------------------------------------------------------------------------------------------
 Abner D. Goldstine, 76            Senior Vice President           13         None
 Vice Chairman of the Board        and Director, Capital
 (1987)                            Research and Management
                                   Company
----------------------------------------------------------------------------------------------------------
 Paul G. Haaga, Jr., 57            Vice Chairman of the            16         None
 Vice Chairman of the Board        Board, Capital Research
 (1987)                            and Management Company;
                                   Director, The Capital
                                   Group Companies, Inc./*/

----------------------------------------------------------------------------------------------------------

                       Capital World Bond Fund -- Page 14

OTHER OFFICERS/7/

 NAME, AGE AND
 POSITION WITH FUND         PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
 (YEAR FIRST ELECTED          AND POSITIONS HELD WITH AFFILIATED ENTITIES
  AS AN OFFICER/2/)            OR THE PRINCIPAL UNDERWRITER OF THE FUND
-------------------------------------------------------------------------------

 Thomas H. Hogh, 43     Vice President, Capital International Research, Inc./*/
 Vice President
 (2001)
-------------------------------------------------------------------------------
 Kristine M.            Vice President and Counsel - Fund Business Management
 Nishiyama, 36          Group, Capital Research and Management Company; Vice
 Vice President         President and Counsel, Capital Bank and Trust Company/*/
 (2003)
-------------------------------------------------------------------------------
 Kimberly S. Verdick,   Vice President - Fund Business Management Group,
 42                     Capital Research and Management Company
 Secretary (1994)
-------------------------------------------------------------------------------
 Sharon G. Moseley,     Vice President - Fund Business Management Group,
 38                     Capital Research and Management Company
 Treasurer (2002)
-------------------------------------------------------------------------------
 Courtney R. Taylor,    Assistant Vice President - Fund Business
 32                     Management Group, Capital Research and Management
 Assistant Secretary    Company
 (2006)
-------------------------------------------------------------------------------
 Ari M. Vinocor,        Vice President - Fund Business Management Group,
 32                     Capital Research and Management Company
 Assistant Treasurer
 (2007)
-------------------------------------------------------------------------------

/*/ Company affiliated with Capital Research and Management Company.

/1/ An "independent" director refers to a director who is not an "interested person" within the meaning of the 1940 Act.
/2/ Directors and officers of the fund serve until their resignation, removal or retirement.
/3/ Funds managed by Capital Research and Management Company, including the
    American Funds, American Funds Insurance Series,(R) which is comprised of 15 funds and serves as the underlying investment vehicle for certain variable insurance contracts, and Endowments, which is comprised of two portfolios and whose shareholders are limited to certain nonprofit organizations.
/4/ This includes all directorships (other than those in the American Funds) that are held by each director as a director of a public company or a registered investment company.

/5/ The investment adviser and its affiliates use a subsidiary of AECOM, Inc. to perform architectural and space management services. The investment adviser's business relationship with the subsidiary preceded its acquisition by AECOM in 1994.
    The total fees relating to this engagement for the last two years represent less than 0.1% of AECOM, Inc.'s 2005 gross revenues.
/6/ "Interested persons," within the meaning of the 1940 Act, on the basis of their affiliation with the fund's investment adviser, Capital Research and
    Management Company, or affiliated entities (including the fund's principal underwriter).
/7/ All of the officers listed are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.

THE ADDRESS FOR ALL DIRECTORS AND OFFICERS OF THE FUND IS 333 SOUTH HOPE STREET,
55TH FLOOR, LOS ANGELES, CALIFORNIA 90071, ATTENTION: SECRETARY.

                       Capital World Bond Fund -- Page 15

FUND SHARES OWNED BY DIRECTORS AS OF DECEMBER 31, 2005

                                                     AGGREGATE DOLLAR RANGE/1/
                                                             OF SHARES
                                                        OWNED IN ALL FUNDS
                                                       IN THE AMERICAN FUNDS
                          DOLLAR RANGE/1/ OF FUND         FAMILY OVERSEEN
          NAME                  SHARES OWNED                BY DIRECTOR
-------------------------------------------------------------------------------

 "INDEPENDENT" DIRECTORS
-------------------------------------------------------------------------------
 Richard G. Capen, Jr.              None                   Over $100,000
-------------------------------------------------------------------------------
 H. Frederick Christie       $10,001 - $50,000             Over $100,000
-------------------------------------------------------------------------------
 Diane C. Creel                 $1 - $10,000             $10,001 - $50,000
-------------------------------------------------------------------------------
 Martin Fenton               $10,001 - $50,000             Over $100,000
-------------------------------------------------------------------------------
 Leonard R. Fuller                  None                $50,001 - $100,000
-------------------------------------------------------------------------------
 R. Clark Hooper             $10,001 - $50,000          $50,001 - $100,000
-------------------------------------------------------------------------------
 Richard G. Newman             Over $100,000               Over $100,000
-------------------------------------------------------------------------------
 Frank M. Sanchez               $1 - $10,000             $10,001 - $50,000
-------------------------------------------------------------------------------
 "INTERESTED" DIRECTORS
-------------------------------------------------------------------------------
 Don R. Conlan                  $1 - $10,000               Over $100,000
-------------------------------------------------------------------------------
 Abner D. Goldstine            Over $100,000               Over $100,000
-------------------------------------------------------------------------------
 Paul G. Haaga, Jr.            Over $100,000               Over $100,000
-------------------------------------------------------------------------------

/1/ Ownership disclosure is made using the following ranges: None; $1 - $10,000;
    $10,001 - $50,000; $50,001 - $100,000; and Over $100,000. The amounts listed for "interested" directors include shares owned through The Capital Group
    Companies, Inc. retirement plan and 401(k) plan.

DIRECTOR COMPENSATION -- No compensation is paid by the fund to any officer or director who is a director, officer or employee of the investment adviser or its affiliates. The boards of funds advised by the investment adviser typically meet either individually or jointly with the boards of one or more other such funds with substantially overlapping board membership (in each case referred to as a
"board cluster"). The fund typically pays each independent director an annual fee, which ranges from $1,500 to $2,480, based primarily on the total number of board clusters on which that independent director serves.

In addition, the fund generally pays independent directors attendance and other fees for meetings of the board and its committees. Board and committee chairs receive additional fees for their services.

Independent directors also receive attendance fees for certain special joint meetings and information sessions with directors and trustees of other groupings of funds advised by the investment adviser. The fund and the other funds served by each independent director each pay an equal portion of these attendance fees.

                       Capital World Bond Fund -- Page 16

No pension or retirement benefits are accrued as part of fund expenses.
Independent directors may elect, on a voluntary basis, to defer all or a portion of their fees through a deferred compensation plan in effect for the fund. The fund also reimburses certain expenses of the independent directors.

                       Capital World Bond Fund -- Page 17

DIRECTOR COMPENSATION PAID DURING THE FISCAL YEAR ENDED SEPTEMBER 30, 2006

                                                                                                              TOTAL COMPENSATION
                                                                                                                  (INCLUDING
                                                                                                             VOLUNTARILY DEFERRED
                                                                                                               COMPENSATION/1/)
                                                                                                          FROM ALL FUNDS MANAGED BY
                                                                               AGGREGATE COMPENSATION        CAPITAL RESEARCH AND
                                                                               (INCLUDING VOLUNARILY              MANAGEMENT
                                                                              DEFERRED COMPENSATION/1/)         COMPANY OR ITS
                                    NAME                                            FROM THE FUND                AFFILIATES/2/
------------------------------------------------------------------------------------------------------------------------------------

 Richard G. Capen, Jr./3/                                                              $4,928                     $147,750
------------------------------------------------------------------------------------------------------------------------------------
 H. Frederick Christie/3/                                                               4,988                      381,250
------------------------------------------------------------------------------------------------------------------------------------
 Diane C. Creel/3/                                                                      4,213                       87,985
------------------------------------------------------------------------------------------------------------------------------------
 Martin Fenton/3/                                                                       6,022                      334,390
------------------------------------------------------------------------------------------------------------------------------------
 Leonard R. Fuller                                                                      5,216                      223,750
------------------------------------------------------------------------------------------------------------------------------------
 R. Clark Hooper/4/                                                                     5,340                      190,583
------------------------------------------------------------------------------------------------------------------------------------
 Richard G. Newman                                                                      3,971                      160,810
------------------------------------------------------------------------------------------------------------------------------------
 Frank M. Sanchez                                                                       4,421                       90,485
------------------------------------------------------------------------------------------------------------------------------------

/1/ Amounts may be deferred by eligible directors under a nonqualified deferred compensation plan adopted by the fund in 1993. Deferred amounts accumulate at an earnings rate determined by the total return of one or more American Funds as designated by the directors. Compensation shown in this table for the fiscal year ended September 30, 2006 does not include earnings on amounts deferred in previous fiscal years. See footnote 3 to this table for more information.
/2/ Funds managed by Capital Research and Management Company, including the
    American Funds, American Funds Insurance Series,(R) which is comprised of 15 funds and serves as the underlying investment vehicle for certain variable insurance contracts, and Endowments, which is comprised of two portfolios and whose shareholders are limited to certain nonprofit organizations.
/3/ Since the deferred compensation plan's adoption, the total amount of deferred compensation accrued by the fund (plus earnings thereon) through the 2006 fiscal year for participating directors is as follows: Richard G. Capen, Jr.
    ($33,807), H. Frederick Christie ($14,882), Diane C. Creel ($19,008) and Martin
    Fenton ($32,221).  Amounts deferred and accumulated earnings thereon are not funded and are general unsecured liabilities of the fund until paid to the directors.
/4/ Ms. Hooper began serving as a Director on June 22, 2005.

As of November 1, 2006, the officers and directors of the fund and their families, as a group, owned beneficially or of record less than 1% of the outstanding shares of the fund.

FUND ORGANIZATION AND THE BOARD OF DIRECTORS -- The fund, an open-end, non-diversified management investment company, was organized as a Maryland corporation on June 8, 1987. Although the board of directors has delegated day-to-day oversight to the investment adviser, all fund operations are supervised by the fund's board, which meets periodically and performs duties required by applicable state and federal laws.

Under Maryland law, the business affairs of a fund are managed under the direction of the board of directors, and all powers of the fund are exercised by or under the authority of the board except as reserved to the shareholders by law or the fund's charter or by-laws. Maryland law requires each director to perform his/her duties as a director, including his/her duties as a member of any board committee on which he/she serves, in good faith, in a manner he/she reasonably believes to be in the best interest of the fund, and with the care that an ordinarily prudent person in a like position would use under similar circumstances.

                       Capital World Bond Fund -- Page 18

The fund has several different classes of shares. Shares of each class represent an interest in the same investment portfolio. Each class has pro rata rights as to voting, redemption, dividends and liquidation, except that each class bears different distribution expenses and may bear different transfer agent fees and other expenses properly attributable to the particular class as approved by the board of directors and set forth in the fund's rule 18f-3 Plan. Each class'
shareholders have exclusive voting rights with respect to the respective class'
rule 12b-1 plans adopted in connection with the distribution of shares and on other matters in which the interests of one class are different from interests in another class. Shares of all classes of the fund vote together on matters that affect all classes in substantially the same manner. Each class votes as a class on matters that affect that class alone. Note that CollegeAmerica/(R)/
account owners invested in Class 529 shares are not shareholders of the fund and, accordingly, do not have the rights of a shareholder, such as the right to vote proxies relating to fund shares. As the legal owner of the fund's Class 529 shares, the Virginia College Savings Plan/SM/ will vote any proxies relating to such fund shares.

The fund does not hold annual meetings of shareholders. However, significant matters that require shareholder approval, such as certain elections of board members or a change in a fundamental investment policy, will be presented to shareholders at a meeting called for such purpose. Shareholders have one vote per share owned. At the request of the holders of at least 10% of the shares, the fund will hold a meeting at which any member of the board could be removed by a majority vote.

The fund's articles of incorporation and by-laws as well as separate indemnification agreements that the fund has entered into with independent directors provide in effect that, subject to certain conditions, the fund will indemnify its officers and directors against liabilities or expenses actually and reasonably incurred by them relating to their service to the fund. However, directors are not protected from liability by reason of their willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office.

COMMITTEES OF THE BOARD OF DIRECTORS -- The fund has an audit committee comprised of Richard G. Capen, Jr.; H. Frederick Christie; Leonard R. Fuller and
R. Clark Hooper, none of whom is an "interested person" of the fund within the meaning of the 1940 Act. The committee provides oversight regarding the fund's accounting and financial reporting policies and practices, its internal controls and the internal controls of the fund's principal service providers. The committee acts as a liaison between the fund's independent registered public accounting firm and the full board of directors. Four audit committee meetings were held during the 2006 fiscal year.

The fund has a contracts committee comprised of Richard G. Capen, Jr.; H.
Frederick Christie; Diane C. Creel; Martin Fenton; Leonard R. Fuller; R. Clark
Hooper; Richard G. Newman; and Frank M. Sanchez, none of whom is an "interested person" of the fund within the meaning of the 1940 Act. The committee's principal function is to request, review and consider the information deemed necessary to evaluate the terms of certain agreements between the fund and its investment adviser or the investment adviser's affiliates, such as the
Investment Advisory and Service Agreement, Principal Underwriting Agreement,
Administrative Services Agreement and Plans of Distribution adopted pursuant to rule 12b-1 under the 1940 Act, that the fund may enter into, renew or continue, and to make its recommendations to the full board of directors on these matters.
One contracts committee meeting was held during the 2006 fiscal year.

                       Capital World Bond Fund -- Page 19

The fund has a nominating and governance committee comprised of Richard G.
Capen, Jr.; H. Frederick Christie; Diane C. Creel; Martin Fenton; Leonard R.
Fuller; R. Clark Hooper; Richard G. Newman; and Frank M. Sanchez, none of whom is an "interested person" of the fund within the meaning of the 1940 Act. The committee periodically reviews such issues as the board's composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of directors. The committee also evaluates, selects and nominates independent director candidates to the full board of directors. While the committee normally is able to identify from its own and other resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the fund, addressed to the fund's secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the committee. Four nominating and governance committee meetings were held during the 2006 fiscal year.

PROXY VOTING PROCEDURES AND GUIDELINES -- The fund and its investment adviser have adopted Proxy Voting Guidelines (the "Guidelines") with respect to voting proxies of securities held by the fund, other American Funds, Endowments and
American Funds Insurance Series. Certain American Funds have established separate proxy voting committees that vote proxies or delegate to a voting officer the authority to vote on behalf of those funds. Proxies for all other funds are voted by a committee of the investment adviser under authority delegated by those funds' boards. Therefore, if more than one fund invests in the same company, they may vote differently on the same proposal.

All U.S. proxies are voted. Non-U.S. proxies also are voted, provided there is sufficient time and information available. After a proxy is received, the investment adviser prepares a summary of the proposals in the proxy. A discussion of any potential conflicts of interest is also included in the summary. After reviewing the summary, one or more research analysts familiar with the company and industry make a voting recommendation on the proxy proposals. A second recommendation is made by a proxy coordinator (a senior investment professional) based on the individual's knowledge of the Guidelines and familiarity with proxy-related issues. The proxy summary and voting recommendations are then sent to the appropriate proxy voting committee for the final voting decision.

The analyst and proxy coordinator making voting recommendations are responsible for noting any potential material conflicts of interest. One example might be where a director of one or more American Funds is also a director of a company whose proxy is being voted. In such instances, proxy voting committee members are alerted to the potential conflict. The proxy voting committee may then elect to vote the proxy or seek a third-party recommendation or vote of an ad hoc group of committee members.

The Guidelines, which have been in effect in substantially their current form for many years, provide an important framework for analysis and decision-making by all funds. However, they are not exhaustive and do not address all potential issues. The Guidelines provide a certain amount of flexibility so that all relevant facts and circumstances can be considered in connection with every vote. As a result, each proxy received is voted on a case-by-case basis considering the specific circumstances of each proposal. The voting process reflects the funds' understanding of the company's business, its management and its relationship with shareholders over time.

                       Capital World Bond Fund -- Page 20

Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 of each year will be available on or about September 1 of each year (a) without charge, upon request by calling American Funds Service Company at 800/421-0180, (b) on the American
Funds website at americanfunds.com and (c) on the SEC's website at sec.gov.

The following summary sets forth the general positions of the American Funds,
Endowments, American Funds Insurance Series and the investment adviser on various proposals. A copy of the full Guidelines is available upon request, free of charge, by calling American Funds Service Company at 800/421-0180 or visiting the American Funds website.

     DIRECTOR MATTERS -- The election of a company's slate of nominees for director is generally supported. Votes may be withheld for some or all of the nominees if this is determined to be in the best interest of shareholders. Separation of the chairman and CEO positions may also be supported. Typically, proposals to declassify the board (elect all directors annually) are supported based on the belief that this increases the directors' sense of accountability to shareholders.

     SHAREHOLDER RIGHTS -- Proposals to repeal an existing poison pill, to provide for confidential voting and to provide for cumulative voting are usually supported. Proposals to eliminate the right of shareholders to act by written consent or to take away a shareholder's right to call a special meeting are not typically supported.

     COMPENSATION AND BENEFIT PLANS -- Option plans are complicated, and many factors are considered in evaluating a plan. Each plan is evaluated based on protecting shareholder interests and a knowledge of the company and its management. Considerations include the pricing (or repricing) of options awarded under the plan and the impact of dilution on existing shareholders from past and future equity awards. Compensation packages should be structured to attract, motivate and retain existing employees and qualified directors; however, they should not be excessive.

     ROUTINE MATTERS -- The ratification of auditors, procedural matters relating to the annual meeting and changes to company name are examples of items considered routine. Such items are generally voted in favor of management's recommendations unless circumstances indicate otherwise.

PRINCIPAL FUND SHAREHOLDERS -- The following table identifies those investors who own of record or are known by the fund to own beneficially 5% or more of any class of its shares as of the opening of business on November 1, 2006. Unless otherwise indicated, the ownership percentages below represent ownership of record rather than beneficial ownership.

                       Capital World Bond Fund -- Page 21

                 NAME AND ADDRESS                    OWNERSHIP PERCENTAGE
----------------------------------------------------------------------------

 Edward D. Jones & Co.                               Class A        14.80%
 201 Progress Parkway                                Class B         5.57
 Maryland Heights, MO 63043-3009
----------------------------------------------------------------------------
 Citigroup Global Markets, Inc.                      Class A         6.11
 333 W. 34th Street                                  Class C        17.50
 New York, NY 10001-2402
----------------------------------------------------------------------------
 MLPF&S                                              Class A         5.26
 4800 Deer Lake Drive East, Floor 2                  Class C        16.44
 Jacksonville, FL 32246-6484
----------------------------------------------------------------------------
 Charles Schwab & Co., Inc.                          Class F        11.14
 101 Montgomery Street
 San Francisco, CA 94104-4122
----------------------------------------------------------------------------
 R & P Bell, Inc. PSP                                Class R-1      10.14
 808 E. 6th Street
 Corona, CA 92879-1610
----------------------------------------------------------------------------
 NFS LLC                                             Class R-1       9.03
 RR 3 Box 173
 Wyalusing, PA 18853-9565
----------------------------------------------------------------------------
 Nationwide Trust Company                            Class R-3       8.07
 P.O. Box 182029
 Columbus, OH 43218-2029
----------------------------------------------------------------------------
 New York Life Trust Company                         Class R-4      15.75
 169 Lackawanna Avenue
 Parsippany, NJ 07054-1007
----------------------------------------------------------------------------
 Trustlynx & Co.                                     Class R-4       6.60
 P.O. Box 173736
 Denver, CO 80217-3736
----------------------------------------------------------------------------
 ING Life Insurance & Annuity                        Class R-4       6.27
 151 Farmington Avenue, #TN41
 Hartford, CT 06156-0001
----------------------------------------------------------------------------
 Community Bank                                      Class R-4       5.46
 6 Rhoads Drive
 Utica, NY 13502-6317
----------------------------------------------------------------------------
 CGTC                                                Class R-5      21.76
 400 S. Hope Street, Floor 22
 Los Angeles, CA 90071-2801
----------------------------------------------------------------------------
 CGTC                                                Class R-5      10.40
 120 S. State College Boulevard
 Brea, CA 92821-5805
----------------------------------------------------------------------------
 CGTC                                                Class R-5      10.19
 120 S. State College Boulevard
 Brea, CA 92821-5805
----------------------------------------------------------------------------

                       Capital World Bond Fund -- Page 22

INVESTMENT ADVISER -- Capital Research and Management Company, the fund's investment adviser, founded in 1931, maintains research facilities in the United
States and abroad (Los Angeles, San Francisco, New York, Washington, DC, London,
Geneva, Hong Kong, Singapore and Tokyo). These facilities are staffed with experienced investment professionals. The investment adviser is located at 333
South Hope Street, Los Angeles, CA 90071 and 135 South State College Boulevard,
Brea, CA 92821. It is a wholly owned subsidiary of The Capital Group Companies,
Inc., a holding company for several investment management subsidiaries. The investment adviser manages equity assets for the American Funds through two divisions. These divisions generally function separately from each other with respect to investment research activities and they make investment decisions for the funds on a separate basis.

POTENTIAL CONFLICTS OF INTEREST -- The investment adviser has adopted policies and procedures that address conflicts of interest that may arise between a portfolio counselor's management of the fund and his or her management of other funds and accounts. Potential areas of conflict could involve allocation of investment opportunities and trades among funds and accounts, use of information regarding the timing of fund trades, personal investing activities, portfolio counselor compensation and voting relating to portfolio securities. The investment adviser has adopted policies and procedures that it believes are reasonably designed to address these conflicts. However, there is no guarantee that such policies and procedures will be effective or that the investment adviser will anticipate all potential conflicts of interest.

COMPENSATION OF INVESTMENT PROFESSIONALS -- As described in the prospectus, the investment adviser uses a system of multiple portfolio counselors in managing fund assets. In addition, Capital Research and Management Company's investment analysts may make investment decisions with respect to a portion of a fund's portfolio within their research coverage. Portfolio counselors and investment analysts may also make investment decisions for other mutual funds advised by
Capital Research and Management Company.

Portfolio counselors and investment analysts are paid competitive salaries by
Capital Research and Management Company. In addition, they may receive bonuses based on their individual portfolio results. Investment professionals also may participate in profit-sharing plans. The relative mix of compensation represented by bonuses, salary and profit-sharing will vary depending on the individual's portfolio results, contributions to the organization and other factors. In order to encourage a long-term focus, bonuses based on investment results are calculated by comparing pretax total returns to relevant benchmarks over both the most recent year and a four-year rolling average, with the greater weight placed on the four-year rolling average. For portfolio counselors, benchmarks may include measures of the marketplaces in which the relevant fund invests and measures of the results of comparable mutual funds. For investment analysts, benchmarks include both relevant market measures and appropriate industry or sector indexes reflecting their areas of expertise. Capital Research and Management Company also separately compensates analysts for the quality of their research efforts. The benchmarks against which Capital World Bond Fund portfolio counselors are measured include: Citigroup World Government Bond
Index; Lehman Brothers Global Aggregate Bond Index; Credit Suisse First Boston
High Yield Bond Index; and Lipper High Current Yield Bond Funds Average.

PORTFOLIO COUNSELOR FUND HOLDINGS AND OTHER MANAGED ACCOUNTS -- As described below, portfolio counselors may personally own shares of the fund. In addition, portfolio counselors may manage portions of other mutual funds or accounts advised by Capital Research and Management Company or its affiliates.

                       Capital World Bond Fund -- Page 23

THE FOLLOWING TABLE REFLECTS INFORMATION AS OF SEPTEMBER 30, 2006:

                                             NUMBER             NUMBER
                                            OF OTHER           OF OTHER           NUMBER
                                           REGISTERED           POOLED           OF OTHER
                                           INVESTMENT         INVESTMENT         ACCOUNTS
                                        COMPANIES (RICS)   VEHICLES (PIVS)         THAT
                                              THAT               THAT           PORTFOLIO
                                           PORTFOLIO          PORTFOLIO         COUNSELOR
                       DOLLAR RANGE        COUNSELOR          COUNSELOR        MANAGES AND
                         OF FUND          MANAGES AND        MANAGES AND        ASSETS OF
     PORTFOLIO            SHARES         ASSETS OF RICS     ASSETS OF PIVS    OTHER ACCOUNTS
     COUNSELOR           OWNED/1/        IN BILLIONS/2/     IN BILLIONS/3/    IN BILLIONS/4/
-----------------------------------------------------------------------------------------------

 Mark H. Dalzell           Over           2       $108.3      3      $0.49    18/5/     $4.79
                        $1,000,000
-----------------------------------------------------------------------------------------------
 Thomas H. Hogh         $50,001 -         3       $ 89.7      1      $0.21      7       $1.36
                         $100,000
-----------------------------------------------------------------------------------------------
 James R. Mulally          Over           2       $135.9      8      $1.26    27/6/     $7.98
                        $1,000,000
-----------------------------------------------------------------------------------------------
 Robert H.                 Over               None            4      $1.12      10      $2.44
 Neithart               $1,000,000
-----------------------------------------------------------------------------------------------
 Susan M. Tolson        $50,001 --        3       $119.6      1      $0.23      1       $0.27
                         $100,000
-----------------------------------------------------------------------------------------------

/1/ Ownership disclosure is made using the following ranges: None; $1 - $10,000;
    $10,001 - $50,000; $50,001 - $100,000; $100,001 - $500,000; $500,001 -
    $1,000,000; and Over $1,000,000. The amounts listed include shares owned through The Capital Group Companies, Inc. retirement plan and 401(k) plan.
/2/ Indicates fund(s) where the portfolio counselor also has significant responsibilities for the day to day management of the fund(s). Assets noted are the total net assets of the registered investment companies and are not indicative of the total assets managed by the individual, which is a substantially lower amount.

/3/ Represents funds advised or sub-advised by Capital Research and Management
    Company and sold outside the United States and/ or fixed-income assets in institutional accounts managed by investment adviser subsidiaries of Capital
    Group International, Inc., an affiliate of Capital Research and Management
    Company. Assets noted are the total net assets of the funds or accounts and are not indicative of the total assets managed by the individual, which is a substantially lower amount.
/4/ Reflects other professionally managed accounts held at companies affiliated with Capital Research and Management Company. Personal brokerage accounts of portfolio counselors and their families are not reflected.

/5/ The advisory fee of two of these accounts (representing $0.23 billion in total assets) is based partially on their investment results.
/6/ The advisory fee of one of these accounts (representing $0.05 billion in total assets) is based partially on its investment results.

INVESTMENT ADVISORY AND SERVICE AGREEMENT -- The Investment Advisory and Service
Agreement (the "Agreement") between the fund and the investment adviser will continue in effect until October 31, 2007, unless sooner terminated, and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by (a) the board of directors, or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the fund, and (b) the vote of a majority of directors who are not parties to the Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Agreement provides that the investment adviser has no liability to the fund for its acts or omissions in the performance of its obligations to the fund not involving willful misconduct, bad faith, gross negligence or reckless disregard of its obligations under the Agreement. The
Agreement also provides that either party has the right to terminate it, without penalty, upon 60 days' written notice to the other party, and that the Agreement automatically terminates in the event of its assignment (as defined in the 1940
Act).

                       Capital World Bond Fund -- Page 24

In addition to providing investment advisory services, the investment adviser furnishes the services and pays the compensation and travel expenses of persons to perform the fund's executive, administrative, clerical and bookkeeping functions, and provides suitable office space, necessary small office equipment and utilities, general purpose accounting forms, supplies and postage used at the fund's offices. The fund pays all expenses not assumed by the investment adviser, including, but not limited to, custodian, stock transfer and dividend disbursing fees and expenses; shareholder recordkeeping and administrative expenses; costs of the designing, printing and mailing of reports, prospectuses, proxy statements and notices to its shareholders; taxes; expenses of the issuance and redemption of fund shares (including stock certificates, registration and qualification fees and expenses); expenses pursuant to the fund's plans of distribution (described below); legal and auditing expenses;
compensation, fees and expenses paid to independent directors; association dues;
costs of stationery and forms prepared exclusively for the fund; and costs of assembling and storing shareholder account data.

The management fee is based on the following annualized rates and daily net asset levels:

                                Net asset level

          RATE                  IN EXCESS OF                  UP TO
------------------------------------------------------------------------------

         0.57%                 $            0             $1,000,000,000
------------------------------------------------------------------------------
         0.50                   1,000,000,000              3,000,000,000
------------------------------------------------------------------------------
         0.45                   3,000,000,000
------------------------------------------------------------------------------

The investment adviser has agreed that in the event the Class A expenses of the fund (with the exclusion of interest, taxes, brokerage costs, distribution expenses pursuant to a plan under rule 12b-1 and extraordinary expenses such as litigation and acquisitions or other expenses excludable under applicable state securities laws or regulations) for any fiscal year ending on a date on which the Agreement is in effect exceed the expense limitations, if any, applicable to the fund pursuant to state securities laws or any related regulations, it will reduce its fee by the extent of such excess and, if required pursuant to any such laws or any regulations thereunder, will reimburse the fund in the amount of such excess. To the extent the fund's management fee must be waived due to
Class A share expense ratios exceeding the above limit, management fees will be reduced similarly for all classes of shares of the fund, or other Class A fees will be waived in lieu of management fees.

For the fiscal years ended September 30, 2006, 2005 and 2004, the investment adviser was entitled to receive from the fund management fees of $15,917,000,
$12,300,000 and $7,549,000, respectively. After giving effect to the management fee waivers described below, the fund paid the investment adviser management fees of $14,325,000 (a reduction of $1,592,000), $11,339,000 (a reduction of
$961,000) and $7,446,000 (a reduction of $103,000) for the fiscal years ended
September 30, 2006, 2005 and 2004, respectively.

For the period from September 1, 2004 through March 31, 2005, the investment adviser agreed to waive 5% of the management fees that it was otherwise entitled to receive under the Agreement. Beginning April 1, 2005, this waiver increased to 10% of the management fees that the investment adviser is otherwise entitled to receive. As a result of these waivers, management fees are reduced similarly for all classes of shares of the fund.

                       Capital World Bond Fund -- Page 25

ADMINISTRATIVE SERVICES AGREEMENT -- The Administrative Services Agreement (the
"Administrative Agreement") between the fund and the investment adviser relating to the fund's Class C, F, R and 529 shares will continue in effect until October
31, 2007, unless sooner terminated, and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by the vote of a majority of directors who are not parties to the
Administrative Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The fund may terminate the Administrative Agreement at any time by vote of a majority of independent directors. The investment adviser has the right to terminate the Administrative Agreement upon 60 days' written notice to the fund. The Administrative Agreement automatically terminates in the event of its assignment (as defined in the 1940 Act).

Under the Administrative Agreement, the investment adviser provides certain transfer agent and administrative services for shareholders of the fund's Class
C and F shares, and all Class R and 529 shares. The investment adviser may contract with third parties, including American Funds Service Company, the fund's
Transfer Agent, to provide these services. Services include, but are not limited to, shareholder account maintenance, transaction processing, tax information reporting and shareholder and fund communications. In addition, the investment adviser monitors, coordinates and oversees the activities performed by third parties providing such services. For Class R-1 and R-2 shares, the investment adviser has agreed to pay a portion of the fees payable under the Administrative
Agreement that would otherwise have been paid by the fund. For the year ended
September 30, 2006, the total fees paid by the investment adviser were $146,000.

The investment adviser receives an administrative services fee at the annual rate of up to 0.15% of the average daily net assets for Class C, F, R (excluding
Class R-5 shares) and 529 shares for administrative services provided to these share classes. Administrative services fees are paid monthly and accrued daily.
The investment adviser uses a portion of this fee to compensate third parties for administrative services provided to the fund. Of the remainder, the investment adviser does not retain more than 0.05% of the average daily net assets for each applicable share class. For Class R-5 shares, the administrative services fee is calculated at the annual rate of up to 0.10% of the average daily net assets. The administrative services fee includes compensation for transfer agent and shareholder services provided to the fund's Class C, F, R and
529 shares. In addition to making administrative service fee payments to unaffiliated third parties, the investment adviser also makes payments from the administrative services fee to American Funds Service Company according to a fee schedule contained in a Shareholder Services Agreement between the fund and American Funds Service Company.

During the 2006 fiscal year, administrative services fees, gross of any payments made by the investment adviser, were:

                                               ADMINISTRATIVE SERVICES FEE
--------------------------------------------------------------------------------

                CLASS C                                 $400,000
--------------------------------------------------------------------------------
                CLASS F                                  511,000
--------------------------------------------------------------------------------
              CLASS 529-A                                 60,000
--------------------------------------------------------------------------------
              CLASS 529-B                                 12,000
--------------------------------------------------------------------------------
              CLASS 529-C                                 36,000
--------------------------------------------------------------------------------
              CLASS 529-E                                  4,000
--------------------------------------------------------------------------------
              CLASS 529-F                                  5,000
--------------------------------------------------------------------------------
               CLASS R-1                                   6,000
--------------------------------------------------------------------------------
               CLASS R-2                                 284,000
--------------------------------------------------------------------------------
               CLASS R-3                                  86,000
--------------------------------------------------------------------------------
               CLASS R-4                                  24,000
--------------------------------------------------------------------------------
               CLASS R-5                                  61,000
--------------------------------------------------------------------------------

                       Capital World Bond Fund -- Page 26

PRINCIPAL UNDERWRITER AND PLANS OF DISTRIBUTION -- American Funds Distributors,
Inc. (the "Principal Underwriter") is the principal underwriter of the fund's shares. The Principal Underwriter is located at 333 South Hope Street, Los
Angeles, CA 90071; 135 South State College Boulevard, Brea, CA 92821; 15370
Barranca Parkway, Irvine, CA 92618; 3500 Wiseman Boulevard, San Antonio, TX
78251; 8332 Woodfield Crossing Boulevard, Indianapolis, IN 46240; and 5300 Robin
Hood Road, Norfolk, VA 23513.

The Principal Underwriter receives revenues from sales of the fund's shares. For
Class A and 529-A shares, the Principal Underwriter receives commission revenue consisting of that portion of the Class A and 529-A sales charge remaining after the allowances by the Principal Underwriter to investment dealers. For Class B and 529-B shares, the Principal Underwriter sells the rights to the 12b-1 fees paid by the fund for distribution expenses to a third party and receives the revenue remaining after compensating investment dealers for sales of Class B and
529-B shares. The fund also pays the Principal Underwriter for advancing the immediate service fees paid to qualified dealers of Class B and 529-B shares.
For Class C and 529-C shares, the Principal Underwriter receives any contingent deferred sales charges that apply during the first year after purchase. The fund pays the Principal Underwriter for advancing the immediate service fees and commissions paid to qualified dealers of Class C and 529-C shares. For Class
529-E shares, the fund pays the Principal Underwriter for advancing the immediate service fees and commissions paid to qualified dealers. For Class F and 529-F shares, the fund pays the Principal Underwriter for advancing the immediate service fees paid to qualified dealers and advisers who sell Class F and 529-F shares. For Class R-1, R-2, R-3 and R-4 shares, the fund pays the
Principal Underwriter for advancing the immediate service fees paid to qualified dealers and advisers who sell Class R-1, R-2, R-3 and R-4 shares.

                       Capital World Bond Fund -- Page 27

Commissions, revenue or service fees retained by the Principal Underwriter after allowances or compensation to dealers were:

                                                                 COMMISSIONS,        ALLOWANCE OR

                                                                    REVENUE          COMPENSATION

                                           FISCAL YEAR/PERIOD  OR FEES RETAINED       TO DEALERS
-----------------------------------------------------------------------------------------------------

                 CLASS A                          2006            $2,158,000          $ 8,355,000
                                                  2005             2,725,000           10,535,000
                                                  2004             1,324,000            5,115,000
                 CLASS B                          2006                82,000              528,000
                                                  2005               114,000              869,000
                                                  2004               125,000              929,000
-----------------------------------------------------------------------------------------------------
                 CLASS C                          2006                     0              718,000
                                                  2005                     0            1,028,000
                                                  2004                     0              639,000
-----------------------------------------------------------------------------------------------------
               CLASS 529-A                        2006               112,000              428,000
                                                  2005               104,000              392,000
                                                  2004                62,000              233,000
-----------------------------------------------------------------------------------------------------
               CLASS 529-B                        2006                 7,000              113,000
                                                  2005                10,000              165,000
                                                  2004                13,000               70,000
-----------------------------------------------------------------------------------------------------
               CLASS 529-C                        2006                     0               86,000
                                                  2005                     0               76,000
                                                  2004                     0               54,000
-----------------------------------------------------------------------------------------------------

The fund has adopted plans of distribution (the "Plans") pursuant to rule 12b-1 under the 1940 Act. The Principal Underwriter receives amounts payable pursuant to the Plans (see below). As required by rule 12b-1 and the 1940 Act, the Plans
(together with the Principal Underwriting Agreement) have been approved by the full board of directors and separately by a majority of the independent directors of the fund who have no direct or indirect financial interest in the operation of the Plans or the Principal Underwriting Agreement. Potential
benefits of the Plans to the fund include quality shareholder services; savings to the fund in transfer agency costs; and benefits to

                       Capital World Bond Fund -- Page 28

the investment process from growth or stability of assets. The selection and nomination of independent directors are committed to the discretion of the independent directors during the existence of the Plans. The Plans may not be amended to increase materially the amount spent for distribution without shareholder approval. Plan expenses are reviewed quarterly and the Plans must be renewed annually by the board of directors.

Under the Plans, the fund may annually expend the following amounts to finance any activity primarily intended to result in the sale of fund shares, provided the fund's board of directors has approved the category of expenses for which payment is being made: (a) for Class A shares, up to 0.30% of the average daily net assets attributable to Class A shares; (b) for Class 529-A shares, up to
0.50% of the average daily net assets attributable to Class 529-A shares; (c)
for Class B and 529-B shares, up to 1.00% of the average daily net assets attributable to Class B and 529-B shares, respectively; (d) for Class C and
529-C shares, up to 1.00% of the average daily net assets attributable to Class
C and 529-C shares, respectively; (e) for Class 529-E shares, up to 0.75% of the average daily net assets attributable to Class 529-E shares; (f) for Class F and
529-F shares, up to 0.50% of the average daily net assets attributable to Class
F and 529-F shares, respectively; (g) for Class R-1 shares, up to 1.00% of the average daily net assets attributable to Class R-1 shares; (h) for Class R-2 shares, up to 1.00% of the average daily net assets attributable to Class R-2 shares; (i) for Class R-3 shares, up to 0.75% of the average daily net assets attributable to Class R-3 shares; and (j) for Class R-4 shares, up to 0.50% of the average daily net assets attributable to Class R-4 shares. The fund has not adopted a Plan for Class R-5 shares; accordingly, no 12b-1 fees are paid from
Class R-5 share assets.

For Class A and 529-A shares: (a) up to 0.25% is reimbursed to the Principal
Underwriter for paying service-related expenses, including paying service fees to qualified dealers, and (b) up to the amount allowable under the fund's Class
A and 529-A 12b-1 limit is reimbursed to the Principal Underwriter for paying distribution-related expenses, including for Class A and 529-A shares dealer commissions and wholesaler compensation paid on sales of shares of $1 million or more purchased without a sales charge (including purchases by employer-sponsored defined contribution-type retirement plans investing $1 million or more or with
100 or more eligible employees, and retirement plans, endowments and foundations with $50 million or more in assets -- "no load purchases"). Commissions on no load purchases of Class A and 529-A shares in excess of the Class A and 529-A plan limitations not reimbursed to the Principal Underwriter during the most recent fiscal quarter are recoverable for five quarters, provided that such commissions do not exceed the annual expense limit. After five quarters, these commissions are not recoverable.

For Class B and 529-B shares: (a) up to 0.25% is paid to the Principal
Underwriter for paying service-related expenses, including paying service fees to qualified dealers, and (b) 0.75% is paid to the Principal Underwriter for distribution-related expenses, including the financing of commissions paid to qualified dealers.

For Class C and 529-C shares: (a) up to 0.25% is paid to the Principal
Underwriter for paying service-related expenses, including paying service fees to qualified dealers, and (b) up to 0.75% is paid to the Principal Underwriter for paying distribution-related expenses, including commissions paid to qualified dealers.

For Class 529-E shares: currently (a) up to 0.25% is paid to the Principal
Underwriter for paying service-related expenses, including paying service fees to qualified dealers, and (b) up to 0.25%

                       Capital World Bond Fund -- Page 29

is paid to the Principal Underwriter for paying distribution-related expenses, including commissions paid to qualified dealers.

For Class F and 529-F shares: currently up to 0.25% is paid to the Principal
Underwriter for paying service-related expenses, including paying service fees to qualified dealers or advisers.

For Class R-1 shares: (a) up to 0.25% is paid to the Principal Underwriter for paying service-related expenses, including paying service fees to qualified dealers, and (b) up to 0.75% is paid to the Principal Underwriter for distribution-related expenses, including commissions paid to qualified dealers.

For Class R-2 shares: currently (a) up to 0.25% is paid to the Principal
Underwriter for paying service-related expenses, including paying service fees to qualified dealers, and (b) up to 0.50% is paid to the Principal Underwriter for paying distribution-related expenses, including commissions paid to qualified dealers.

For Class R-3 shares: currently (a) up to 0.25% is paid to the Principal
Underwriter for paying service-related expenses, including paying service fees to qualified dealers, and (b) up to 0.25% is paid to the Principal Underwriter for paying distribution-related expenses, including commissions paid to qualified dealers.

For Class R-4 shares: currently up to 0.25% is paid to the Principal Underwriter for paying service-related expenses, including paying service fees to qualified dealers or advisers.

As of the end of the 2006 fiscal year, total 12b-1 expenses, and the portion of the expenses that remained unpaid, were:

                                                                        12B-1 UNPAID LIABILITY
                                                 12B-1 EXPENSES              OUTSTANDING
------------------------------------------------------------------------------------------------

                 CLASS A                           $4,957,000                  $354,000
------------------------------------------------------------------------------------------------
                 CLASS B                            1,137,000                    98,000
------------------------------------------------------------------------------------------------
                 CLASS C                            2,177,000                   198,000
------------------------------------------------------------------------------------------------
                 CLASS F                            1,146,000                   111,000
------------------------------------------------------------------------------------------------
               CLASS 529-A                             82,000                     6,000
------------------------------------------------------------------------------------------------
               CLASS 529-B                             71,000                     6,000
------------------------------------------------------------------------------------------------
               CLASS 529-C                            228,000                    22,000
------------------------------------------------------------------------------------------------
               CLASS 529-E                             14,000                     1,000
------------------------------------------------------------------------------------------------
               CLASS 529-F                                  0                         0
------------------------------------------------------------------------------------------------
                CLASS R-1                              27,000                     3,000
------------------------------------------------------------------------------------------------
                CLASS R-2                             252,000                    25,000
------------------------------------------------------------------------------------------------
                CLASS R-3                             176,000                    17,000
------------------------------------------------------------------------------------------------
                CLASS R-4                              36,000                     4,000
------------------------------------------------------------------------------------------------

                       Capital World Bond Fund -- Page 30

OTHER COMPENSATION TO DEALERS -- As of January 2007, the top dealers (or their affiliates) that American Funds Distributors anticipates will receive additional compensation (as described in the prospectus) include:

     A. G. Edwards & Sons, Inc.
     AIG Advisors Group:
          Advantage Capital Corporation
          AIG Financial Advisors, Inc.
          American General Securities Incorporated
          FSC Securities Corporation
          Royal Alliance Associates, Inc.
     AXA Advisors, LLC
     Cadaret, Grant & Co., Inc.
     Cambridge Investment Research, Inc.
     Commonwealth Financial Network
     Cuna Brokerage Services, Inc.
     Deutsche Bank Securities Inc.
     Edward Jones
     Genworth Financial Securities Corporation
     Hefren-Tillotson, Inc.
     HTK/Janney Montgomery Group:
          Hornor, Townsend & Kent, Inc.
          Janney Montgomery Scott LLC
     ING Advisors Network Inc.:
          Bancnorth Investment Group, Inc.
          Financial Network Investment Corporation
          Guaranty Brokerage Services, Inc.
          ING Financial Partners, Inc.
          Multi-Financial Securities Corporation
          Primevest Financial Services, Inc.
     InterSecurities/Transamerica:
          InterSecurities, Inc.
          Transamerica Financial Advisors, Inc.
     J.J.B. Hilliard/PNC Bank:
          J.J.B. Hilliard, W.L. Lyons, Inc.
          PNC Bank, National Association
          PNC Brokerage Corp.
          PNC Investments LLC
     Lincoln Financial Advisors Corporation:
          Lincoln Financial Advisors Corporation
          Jefferson Pilot Securities Corporation
     LPL Financial Services:
          Linsco/Private Ledger Corp.
          Uvest Investment Services
     Merrill Lynch, Pierce, Fenner & Smith Incorporated
     Metlife Enterprises:
          Metlife Securities Inc.
          Tower Square Securities
          New England Securities
          Walnut Street Securities, Inc.
     MML Investors Services, Inc.
     Morgan Keegan & Company, Inc.
     Morgan Stanley DW Inc.
     National Planning Holdings Inc.:
          Invest Financial Corporation
          Investment Centers of America, Inc.
          National Planning Corporation
          SII Investments, Inc.

                       Capital World Bond Fund -- Page 31

     NFP Securities, Inc.
     Northwestern Mutual Investment Services, LLC
     Pacific Select Distributors Inc.:
          Associated Securities Corp.
          Contemporary Financial Solutions, Inc.
          M.L. Stern & Co., LLC
          Mutual Service Corporation
          Sorrento Pacific Financial, LLC
          United Planners' Financial Services of America
          Waterstone Financial Group, Inc.
     Park Avenue Securities LLC
     Princor Financial Services Corporation
     Raymond James Group:
          Raymond James & Associates, Inc.
          Raymond James Financial Services Inc.
     RBC Dain Rauscher Inc.
     Robert W. Baird & Co. Incorporated
     Securian/C.R.I.:
          CRI Securities, LLC
          Securian Financial Services, Inc.
     Smith Barney
     U.S. Bancorp Investments, Inc.
     UBS Financial Services Inc.
     First Clearing LLC
     Wells Fargo Investments, L.L.C.

                      EXECUTION OF PORTFOLIO TRANSACTIONS

As described in the prospectus, the investment adviser places orders with broker-dealers for the fund's portfolio transactions. Portfolio transactions for the fund may be executed as part of concurrent authorizations to purchase or sell the same security for other funds served by the investment adviser, or for trusts or other accounts served by affiliated companies of the investment adviser. When such concurrent authorizations occur, the objective is to allocate the executions in an equitable manner.

Brokerage commissions paid on portfolio transactions, including investment dealer concessions on underwritings, if applicable, for the fiscal years ended
September 30, 2006, 2005 and 2004 amounted to $963,000, $806,000 and $404,000, respectively. With respect to fixed-income securities, brokerage commissions include explicit investment dealer concessions and may exclude other transaction costs which may be reflected in the spread between the bid and asked price. The volume of securities purchased by the fund in underwritten offerings increased from 2004 to 2006, resulting in an increase in brokerage concessions paid on portfolio transactions.

The fund is required to disclose information regarding investments in the securities of its "regular" broker-dealers (or parent companies of its regular broker-dealers) that derive more than 15% of their revenue from broker-dealer, underwriter or investment adviser activities. A regular broker-dealer is (a) one of the 10 broker-dealers that received from the fund the largest amount of brokerage commissions by participating, directly or indirectly, in the fund's portfolio transactions during the fund's most recent fiscal year; (b) one of the
10 broker-dealers that engaged as principal in the largest dollar amount of portfolio transactions of the fund during the fund's most recent fiscal year; or
(c) one of the 10 broker-dealers that sold the largest amount of securities of

                       Capital World Bond Fund -- Page 32

the fund during the fund's most recent fiscal year. At the end of the fund's most recent fiscal year, the fund had no investments in securities of its regular broker-dealers.

                        DISCLOSURE OF PORTFOLIO HOLDINGS

The fund's investment adviser, on behalf of the fund, has adopted policies and procedures with respect to the disclosure of information about fund portfolio securities. These policies and procedures have been reviewed by the fund's board of directors and compliance will be periodically assessed by the board in connection with reporting from the fund's Chief Compliance Officer.

Under these policies and procedures, the fund's complete list of portfolio holdings available for public disclosure, dated as of the end of each calendar quarter, is permitted to be posted on the American Funds website no earlier than the tenth day after such calendar quarter. In practice, the public portfolio typically is posted on the website approximately 45 days after the end of the calendar quarter. Such portfolio holdings information may then be disclosed to any person pursuant to an ongoing arrangement to disclose portfolio holdings information to such person no earlier than one day after the day on which the information is posted on the American Funds website. The fund's custodian, outside counsel and auditor, each of which require portfolio holdings information for legitimate business and fund oversight purposes, may receive the information earlier.

Affiliated persons of the fund as described above who receive portfolio holdings information are subject to restrictions and limitations on the use and handling of such information pursuant to applicable codes of ethics, including requirements to maintain the confidentiality of such information, preclear securities trades and report securities transactions activity, as applicable.
Third party service providers of the fund receiving such information are subject to confidentiality obligations. When portfolio holdings information is disclosed other than through the American Funds website to persons not affiliated with the fund (which, as described above, would typically occur no earlier than one day after the day on which the information is posted on the American Funds website), such persons may be bound by agreements (including confidentiality agreements)
that restrict and limit their use of the information to legitimate business uses only. Neither the fund nor its investment adviser or any affiliate thereof receives compensation or other consideration in connection with the disclosure of information about portfolio securities.

Subject to board policies, the authority to disclose a fund's portfolio holdings, and to establish policies with respect to such disclosure, resides with the appropriate investment-related committees of the fund's investment adviser. In exercising their authority, the committees determine whether disclosure of information about the fund's portfolio securities is appropriate and in the best interest of fund shareholders. The investment adviser has implemented policies and procedures to address conflicts of interest that may arise from the disclosure of fund holdings. For example, the investment adviser's code of ethics specifically requires, among other things, the safeguarding of information about fund holdings and contains prohibitions designed to prevent the personal use of confidential, proprietary investment information in a way that would conflict with fund transactions. In addition, the investment adviser believes that its current policy of not selling portfolio holdings information and not disclosing such information to unaffiliated third parties until such holdings have been made public on the American Funds website
(other than to certain fund service providers for legitimate business and fund oversight purposes) helps reduce potential conflicts of interest between fund shareholders and the investment adviser and its affiliates.

                       Capital World Bond Fund -- Page 33

                                PRICE OF SHARES

Shares are purchased at the offering price or sold at the net asset value price next determined after the purchase or sell order is received and accepted by the fund or the Transfer Agent; the offering or net asset value price is effective for orders received prior to the time of determination of the net asset value and, in the case of orders placed with dealers or their authorized designees, accepted by the Principal Underwriter, the Transfer Agent, a dealer or any of their designees. In the case of orders sent directly to the fund or the Transfer
Agent, an investment dealer should be indicated. The dealer is responsible for promptly transmitting purchase and sell orders to the Principal Underwriter.

Orders received by the investment dealer or authorized designee, the Transfer
Agent or the fund after the time of the determination of the net asset value will be entered at the next calculated offering price. Note that investment dealers or other intermediaries may have their own rules about share transactions and may have earlier cut-off times than those of the fund. For more information about how to purchase through your intermediary, contact your intermediary directly.

Prices that appear in the newspaper do not always indicate prices at which you will be purchasing and redeeming shares of the fund, since such prices generally reflect the previous day's closing price, while purchases and redemptions are made at the next calculated price. The price you pay for shares, the offering price, is based on the net asset value per share, which is calculated once daily as of approximately 4:00 p.m. New York time, which is the normal close of trading on the New York Stock Exchange, each day the Exchange is open. If, for example, the Exchange closes at 1:00 p.m., the fund's share price would still be determined as of 4:00 p.m. New York time. The New York Stock Exchange is currently closed on weekends and on the following holidays: New Year's Day;
Martin Luther King, Jr. Day; Presidents' Day; Good Friday; Memorial Day;
Independence Day; Labor Day; Thanksgiving; and Christmas Day. Each share class of the fund has a separately calculated net asset value (and share price).

All portfolio securities of funds managed by Capital Research and Management
Company (other than money market funds) are valued, and the net asset values per share for each share class are determined, as indicated below. The fund follows standard industry practice by typically reflecting changes in its holdings of portfolio securities on the first business day following a portfolio trade.

1.    Equity securities, including depositary receipts, are valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market in which the security trades. Fixed-income securities are valued at prices obtained from an independent pricing service, when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices (or bid prices, if asked prices are not available) or at prices for securities of comparable maturity, quality and type. The pricing services base bond prices on, among other things, an evaluation of the yield curve as of approximately 3:00 p.m. New York time. The fund's investment adviser performs certain checks on these prices prior to calculation of the fund's net asset value.

Securities with both fixed-income and equity characteristics (e.g., convertible bonds, preferred stocks, units comprised of more than one type of security, etc.), or equity securities traded prin-

                       Capital World Bond Fund -- Page 34

cipally among fixed-income dealers, are valued in the manner described above for either equity or fixed-income securities, depending on which method is deemed most appropriate by the investment adviser.

Securities with original maturities of one year or less having 60 days or less to maturity are amortized to maturity based on their cost if acquired within 60 days of maturity, or if already held on the 60th day, based on the value determined on the 61st day. Forward currency contracts are valued at the mean of representative quoted bid and asked prices.

Assets or liabilities initially expressed in terms of non-U.S. currencies are translated prior to the next determination of the net asset value of the fund's shares into U.S. dollars at the prevailing market rates.

Securities and assets for which market quotations are not readily available or are considered unreliable are valued at fair value as determined in good faith under policies approved by the fund's board. Subject to board oversight, the fund's board has delegated the obligation to make fair valuation determinations to a valuation committee established by the fund's investment adviser. The board receives regular reports describing fair-valued securities and the valuation methods used.

The valuation committee has adopted guidelines and procedures (consistent with
SEC rules and guidance) to ensure that certain basic principles and factors are considered when making all fair value determinations. As a general principle, securities lacking readily available market quotations, or that have quotations that are considered unreliable by the investment adviser, are valued in good faith by the valuation committee based upon what the fund might reasonably expect to receive upon their current sale. The valuation committee considers all indications of value available to it in determining the fair value to be assigned to a particular security, including, without limitation, the type and cost of the security, contractual or legal restrictions on resale of the security, relevant financial or business developments of the issuer, actively traded similar or related securities, conversion or exchange rights on the security, related corporate actions, significant events occurring after the close of trading in the security and changes in overall market conditions.

2.   Each class of shares represents interests in the same portfolio of investments and is identical in all respects to each other class, except for differences relating to distribution, service and other charges and expenses, certain voting rights, differences relating to eligible investors, the designation of each class of shares, conversion features and exchange privileges. Expenses attributable to the fund, but not to a particular class of shares, are borne by each class pro rata based on relative aggregate net assets of the classes. Expenses directly attributable to a class of shares are borne by that class of shares. Liabilities, including accruals of taxes and other expense items attributable to particular share classes, are deducted from total assets attributable to such share classes.

3.   Net assets so obtained for each share class are then divided by the total number of shares outstanding of that share class, and the result, rounded to the nearer cent, is the net asset value per share for that share class.

                       Capital World Bond Fund -- Page 35

                            TAXES AND DISTRIBUTIONS

FUND TAXATION -- The fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code (the "Code"). A
regulated investment company qualifying under Subchapter M of the Code is required to distribute to its shareholders at least 90% of its investment company taxable income (including the excess of net short-term capital gain over net long-term capital losses) and generally is not subject to federal income tax to the extent that it distributes annually 100% of its investment company taxable income and net realized capital gains in the manner required under the
Code. The fund intends to distribute annually all of its investment company taxable income and net realized capital gains and therefore does not expect to pay federal income tax, although in certain circumstances, the fund may determine that it is in the interest of shareholders to distribute less than that amount.

To be treated as a regulated investment company under Subchapter M of the Code, the fund must also (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, net income from certain publicly traded partnerships and gains from the sale or other disposition of securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to the business of investing in such securities or currencies, and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the fund's assets is represented by cash, U.S. government securities and securities of other regulated investment companies, and other securities (for purposes of this calculation, generally limited in respect of any one issuer, to an amount not greater than 5% of the market value of the fund's assets and 10% of the outstanding voting securities of such issuer) and
(ii) not more than 25% of the value of its assets is invested in the securities of (other than U.S. government securities or the securities of other regulated investment companies) any one issuer; two or more issuers which the fund controls and which are determined to be engaged in the same or similar trades or businesses; or the securities of certain publicly traded partnerships.

Under the Code, a nondeductible excise tax of 4% is imposed on the excess of a regulated investment company's "required distribution" for the calendar year ending within the regulated investment company's taxable year over the
"distributed amount" for such calendar year. The term "required distribution"
means the sum of (a) 98% of ordinary income (generally net investment income)
for the calendar year, (b) 98% of capital gain (both long-term and short-term)
for the one-year period ending on October 31 (as though the one-year period ending on October 31 were the regulated investment company's taxable year) and
(c) the sum of any untaxed, undistributed net investment income and net capital gains of the regulated investment company for prior periods. The term
"distributed amount" generally means the sum of (a) amounts actually distributed by the fund from its current year's ordinary income and capital gain net income and (b) any amount on which the fund pays income tax during the periods described above. Although the fund intends to distribute its net investment income and net capital gains so as to avoid excise tax liability, the fund may determine that it is in the interest of shareholders to distribute a lesser amount.

The following information may not apply to you if you hold fund shares in a tax-deferred account, such as a retirement plan or education savings account.
Please see your tax adviser for more information.

                       Capital World Bond Fund -- Page 36

DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS -- Dividends and capital gain distributions on fund shares will be reinvested in shares of the fund of the same class, unless shareholders indicate in writing that they wish to receive them in cash or in shares of the same class of other American Funds, as provided in the prospectus. Dividends and capital gain distributions by 529 share classes will be automatically reinvested.

Distributions of investment company taxable income and net realized capital gains to  shareholders will be taxable whether received in shares or in cash, unless such shareholders are exempt from taxation. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of that share on the reinvestment date. Dividends and capital gain distributions by the fund to a tax-deferred retirement plan account are not taxable currently.

     DIVIDENDS -- The fund intends to follow the practice of distributing substantially all of its investment company taxable income. Investment company taxable income generally includes dividends, interest, net short-term capital gains in excess of net long-term capital losses, and certain foreign currency gains, if any, less expenses and certain foreign currency losses.

     Under the Code, gains or losses attributable to fluctuations in exchange rates that occur between the time the fund accrues receivables or liabilities denominated in a foreign currency and the time the fund actually collects such receivables, or pays such liabilities, generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain futures contracts, forward contracts and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition are also treated as ordinary gain or loss. These gains or losses, referred to under the Code as Section 988 gains or losses, may increase or decrease the amount of the fund's investment company taxable income to be distributed to its shareholders as ordinary income.

     If the fund invests in stock of certain passive foreign investment companies, the fund may be subject to U.S. federal income taxation on a portion of any "excess distribution" with respect to, or gain from the disposition of, such stock. The tax would be determined by allocating such distribution or gain ratably to each day of the fund's holding period for the stock. The distribution or gain so allocated to any taxable year of the fund, other than the taxable year of the excess distribution or disposition, would be taxed to the fund at the highest ordinary income rate in effect for such year, and the tax would be further increased by an interest charge to reflect the value of the tax deferral deemed to have resulted from the ownership of the foreign company's stock. Any amount of distribution or gain allocated to the taxable year of the distribution or disposition would be included in the fund's investment company taxable income and, accordingly, would not be taxable to the fund to the extent distributed by the fund as a dividend to its shareholders.

     To avoid such tax and interest, the fund intends to elect to treat these securities as sold on the last day of its fiscal year and recognize any gains for tax purposes at that time. Under this election, deductions for losses are allowable only to the extent of any prior recognized gains, and both gains and losses will be treated as ordinary income or loss. The fund will be required to distribute any resulting income, even though it has not sold the security and received cash to pay such distributions. Upon disposition of these

                       Capital World Bond Fund -- Page 37

     securities, any gain recognized is treated as ordinary income and loss is treated as ordinary loss to the extent of any prior recognized gain.

     Dividends from domestic corporations may comprise some portion of the fund's gross income. To the extent that such dividends constitute any of the fund's gross income, a portion of the income distributions of the fund may be eligible for the deduction for dividends received by corporations.
     Corporate shareholders will be informed of the portion of dividends that so qualifies. The dividends-received deduction is reduced to the extent that either the fund shares, or the underlying shares of stock held by the fund, with respect to which dividends are received, are treated as debt-financed under federal income tax law, and is eliminated if the shares are deemed to have been held by the shareholder or the fund, as the case may be, for less than 46 days during the 90-day period beginning on the date that is 45 days before the date on which the shares become ex-dividend. Capital gain distributions are not eligible for the dividends-received deduction.

     A portion of the difference between the issue price of zero coupon securities and their face value (original issue discount) is considered to be income to the fund each year, even though the fund will not receive cash interest payments from these securities. This original issue discount
     (imputed income) will comprise a part of the investment company taxable income of the fund that must be distributed to shareholders in order to maintain the qualification of the fund as a regulated investment company and to avoid federal income taxation at the level of the fund.

     The price of a bond purchased after its original issuance may reflect market discount which, depending on the particular circumstances, may affect the tax character and amount of income required to be recognized by a fund holding the bond. In determining whether a bond is purchased with market discount, certain de minimis rules apply.

     Dividend and interest income received by the fund from sources outside the
     United States may be subject to withholding and other taxes imposed by such foreign jurisdictions. Tax conventions between certain countries and the
     United States, however, may reduce or eliminate these foreign taxes. Some foreign countries impose taxes on capital gains with respect to investments by foreign investors.

     CAPITAL GAIN DISTRIBUTIONS -- The fund also intends to follow the practice of distributing the entire excess of net realized long-term capital gains over net realized short-term capital losses. Net capital gains for a fiscal year are computed by taking into account any capital loss carry forward of the fund.

     If any net long-term capital gains in excess of net short-term capital losses are retained by the fund for reinvestment, requiring federal income taxes to be paid thereon by the fund, the fund intends to elect to treat such capital gains as having been distributed to shareholders. As a result, each shareholder will report such capital gains as long-term capital gains taxable to individual shareholders at a maximum 15% capital gains rate, will be able to claim a pro rata share of federal income taxes paid by the fund on such gains as a credit against personal federal income tax liability, and will be entitled to increase the adjusted tax basis on fund shares by the difference between a pro rata share of the retained gains and such shareholder's related tax credit.

                       Capital World Bond Fund -- Page 38

SHAREHOLDER TAXATION -- In January of each year, individual shareholders holding fund shares in taxable accounts will receive a statement of the federal income tax status of all distributions. Shareholders of the fund also may be subject to state and local taxes on distributions received from the fund.

     DIVIDENDS -- Fund dividends are taxable to shareholders as ordinary income.
     All or a portion of a fund's dividend distribution may be a "qualified dividend." If the fund meets the applicable holding period requirement, it will distribute dividends derived from qualified corporation dividends to shareholders as qualified dividends. Interest income from bonds and money market instruments and nonqualified foreign dividends will be distributed to shareholders as nonqualified fund dividends. The fund will report on
     Form 1099-DIV the amount of each shareholder's dividend that may be treated as a qualified dividend. If a shareholder meets the requisite holding period requirement, qualified dividends are taxable at a maximum rate of
     15%.

     CAPITAL GAINS -- Distributions of the excess of net long-term capital gains over net short-term capital losses that the fund properly designates as
     "capital gain dividends" generally will be taxable as long-term capital gain. Regardless of the length of time the shares of the fund have been held by a shareholder, a capital gain distribution by the fund is subject to a maximum tax rate of 15%. Any loss realized upon the redemption of shares held at the time of redemption for six months or less from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gains during such six-month period.

Distributions by the fund result in a reduction in the net asset value of the fund's shares. Investors should consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will subsequently receive a partial return of their investment capital upon payment of the distribution, which will be taxable to them.

The fund may make the election permitted under Section 853 of the Code so that shareholders may (subject to limitations) be able to claim a credit or deduction on their federal income tax returns for, and will be required to treat as part of the amounts distributed to them, their pro rata portion of qualified taxes paid by the fund to foreign countries (such taxes relate primarily to investment income). The fund may make an election under Section 853 of the Code, provided that more than 50% of the value of the total assets of the fund at the close of the taxable year consists of securities of foreign corporations. The foreign tax credit available to shareholders is subject to certain limitations imposed by the Code.

Redemptions of shares, including exchanges for shares of other American Funds, may result in federal, state and local tax consequences (gain or loss) to the shareholder.

If a shareholder exchanges or otherwise disposes of shares of the fund within 90 days of having acquired such shares, and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced sales charge for shares of the fund, or of a different fund, the sales charge previously incurred in acquiring the fund's shares will not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges) for the purposes of determining the amount of gain or loss on the exchange, but will be treated as having been incurred in the acquisition of such other fund(s).

                       Capital World Bond Fund -- Page 39

Any loss realized on a redemption or exchange of shares of the fund will be disallowed to the extent substantially identical shares are reacquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of. Any loss disallowed under this rule will be added to the shareholder's tax basis in the new shares purchased.

The fund will be required to report to the IRS all distributions of investment company taxable income and capital gains as well as gross proceeds from the redemption or exchange of fund shares, except in the case of certain exempt shareholders. Under the backup withholding provisions of Section 3406 of the
Code, distributions of investment company taxable income and capital gains and proceeds from the redemption or exchange of a regulated investment company may be subject to backup withholding of federal income tax in the case of non-exempt
U.S. shareholders who fail to furnish the investment company with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law. Withholding may also be required if the fund is notified by the IRS or a broker that the taxpayer identification number furnished by the shareholder is incorrect or that the shareholder has previously failed to report interest or dividend income. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.

The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. persons (i.e., U.S. citizens and residents and
U.S. corporations, partnerships, trusts and estates). Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of the fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or a lower rate under an applicable income tax treaty) on dividend income received by the shareholder.

Shareholders should consult their tax advisers about the application of federal, state and local tax law in light of their particular situation.

                       Capital World Bond Fund -- Page 40

UNLESS OTHERWISE NOTED, ALL REFERENCES IN THE FOLLOWING PAGES TO CLASS A, B, C
OR F SHARES ALSO REFER TO THE CORRESPONDING CLASS 529-A, 529-B, 529-C OR 529-F
SHARES. CLASS 529 SHAREHOLDERS SHOULD ALSO REFER TO THE APPLICABLE PROGRAM
DESCRIPTION FOR INFORMATION ON POLICIES AND SERVICES SPECIFICALLY RELATING TO
THESE ACCOUNTS. SHAREHOLDERS HOLDING SHARES THROUGH AN ELIGIBLE RETIREMENT PLAN
SHOULD CONTACT THEIR PLAN'S ADMINISTRATOR OR RECORDKEEPER FOR INFORMATION
REGARDING PURCHASES, SALES AND EXCHANGES.

                        PURCHASE AND EXCHANGE OF SHARES

PURCHASES BY INDIVIDUALS -- As described in the prospectus, you may generally open an account and purchase fund shares by contacting a financial adviser or investment dealer authorized to sell the fund's shares. You may make investments by any of the following means:

     CONTACTING YOUR FINANCIAL ADVISER -- Deliver or mail a check to your financial adviser.

     BY MAIL -- for initial investments, you may mail a check, made payable to the fund, directly to the address indicated on the account application.
     Please indicate an investment dealer on the account application. You may make additional investments by filling out the "Account Additions" form at the bottom of a recent account statement and mailing the form, along with a check made payable to the fund, using the envelope provided with your account statement.

     The amount of time it takes for us to receive regular U.S. postal mail may vary and there is no assurance that we will receive such mail on the day you expect. Mailing addresses for regular U.S. postal mail can be found in the prospectus. To send investments or correspondence to us via overnight mail or courier service, use any of the following addresses:

           American Funds
           8332 Woodfield Crossing Blvd.
           Indianapolis, IN 46240-2482

           American Funds
           3500 Wiseman Blvd.
           San Antonio, TX 78251-4321

           American Funds
           5300 Robin Hood Rd.
           Norfolk, VA  23513-2407

     BY TELEPHONE -- using the American FundsLine. Please see the "Shareholder account services and privileges" section of this document for more information regarding this service.

     BY INTERNET -- using americanfunds.com. Please see the "Shareholder account services and privileges" section of this document for more information regarding this service.

                       Capital World Bond Fund -- Page 41

     BY WIRE -- If you are making a wire transfer, instruct your bank to wire funds to:

           Wells Fargo Bank
           ABA Routing No. 121000248
           Account No. 4600-076178

     Your bank should include the following information when
                    wiring funds:

           For credit to the account of:
           American Funds Service Company
           (fund's name)

           For further credit to:
           (shareholder's fund account number)
           (shareholder's name)

     You may contact American Funds Service Company at 800/421-0180 if you have questions about making wire transfers.

The Principal Underwriter will not knowingly sell shares of the fund directly or indirectly to any person or entity, where, after the sale, such person or entity would own beneficially directly or indirectly more than 4.5% of the outstanding shares of the fund without the consent of a majority of the fund's board.

Class 529 shares may be purchased only through CollegeAmerica by investors establishing qualified higher education savings accounts. Class 529-E shares may be purchased only by investors participating in CollegeAmerica through an eligible employer plan. Class R-5 shares are also available to clients of the
Personal Investment Management group of Capital Guardian Trust Company who do not have an intermediary associated with their accounts and without regard to the $1 million purchase minimum. In addition, the American Funds state tax-exempt funds are qualified for sale only in certain jurisdictions, and tax-exempt funds in general should not serve as retirement plan investments. The fund and the Principal Underwriter reserve the right to reject any purchase order.

PURCHASE MINIMUMS AND MAXIMUMS -- All investments are subject to the purchase minimums and maximums described in the prospectus. As noted in the prospectus, purchase minimums may be waived or reduced in certain cases.

In the case of American Funds non-tax-exempt funds, the initial purchase minimum of $25 may be waived for the following account types:

     .    Payroll deduction retirement plan accounts (such as, but not limited to, 403(b), 401(k), SIMPLE IRA, SARSEP and deferred compensation plan accounts); and

     .     Employer-sponsored CollegeAmerica accounts.

The following account types may be established without meeting the initial purchase minimum:

     .     Retirement accounts that are funded with employer contributions; and

     .     Accounts that are funded with monies set by court decree.

                       Capital World Bond Fund -- Page 42

The following account types may be established without meeting the initial purchase minimum, but shareholders wishing to invest in two or more funds must meet the normal initial purchase minimum of each fund:

     .    Accounts that are funded with (a) transfers of assets, (b) rollovers from retirement plans, (c) rollovers from 529 college savings plans or
          (d) required minimum distribution automatic exchanges; and

     .    American Funds money market fund accounts registered in the name of clients of Capital Guardian Trust Company's Personal Investment
          Management group.

Certain accounts held on the fund's books, known as omnibus accounts, contain multiple underlying accounts that are invested in shares of the fund. These underlying accounts are maintained by entities such as financial intermediaries and are subject to the applicable initial purchase minimums as described in the prospectus and statement of additional information.

EXCHANGES -- You may only exchange shares into other American Funds within the same share class. However, exchanges from Class A shares of The Cash Management
Trust of America may be made to Class B or C shares of other American Funds for dollar cost averaging purposes. Exchanges from Class A shares of The Cash
Management Trust of America to Class B or C shares of Intermediate Bond Fund of
America, Limited Term Tax-Exempt Bond Fund of America and Short-Term Bond Fund
of America are not permitted. Exchange purchases are subject to the minimum investment requirements of the fund purchased and no sales charge generally applies. However, exchanges of shares from American Funds money market funds are subject to applicable sales charges on the fund being purchased, unless the money market fund shares were acquired by an exchange from a fund having a sales charge, or by reinvestment or cross-reinvestment of dividends or capital gain distributions. Exchanges of Class F shares generally may only be made through fee-based programs of investment firms that have special agreements with the fund's distributor and certain registered investment advisers.

You may exchange shares of other classes by contacting the Transfer Agent, by contacting your investment dealer or financial adviser, by using American
FundsLine or americanfunds.com, or by telephoning 800/421-0180 toll-free, or faxing (see "American Funds Service Company service areas" in the prospectus for the appropriate fax numbers) the Transfer Agent. For more information, see
"Shareholder account services and privileges" below. THESE TRANSACTIONS HAVE THE
SAME TAX CONSEQUENCES AS ORDINARY SALES AND PURCHASES.

Shares held in employer-sponsored retirement plans may be exchanged into other
American Funds by contacting your plan administrator or recordkeeper. Exchange redemptions and purchases are processed simultaneously at the share prices next determined after the exchange order is received (see "Price of shares" above).

FREQUENT TRADING OF FUND SHARES -- As noted in the prospectus, certain redemptions may trigger a purchase block lasting 30 calendar days under the fund's "purchase blocking policy." Under this policy, systematic redemptions will not trigger a purchase block and systematic purchases will not be prevented. For purposes of this policy, systematic redemptions include, for example, regular periodic automatic redemptions and statement of intention escrow share

                       Capital World Bond Fund -- Page 43

redemptions. Systematic purchases include, for example, regular periodic automatic purchases and automatic reinvestments of dividends and capital gain distributions.

The fund, through its transfer agent, American Funds Service Company, maintains surveillance procedures to detect frequent trading in fund shares. Under these procedures, various analytics are used to evaluate factors that may be indicative of frequent trading. For example, transactions in fund shares that exceed certain monetary thresholds may be scrutinized. American Funds Service Company also may review transactions that occur close in time to other transactions in the same account or in multiple accounts under common ownership or influence. Trading activity that is identified through these procedures or as a result of any other information available to the fund will be evaluated to determine whether such activity might constitute frequent trading. These procedures may be modified from time to time as appropriate to improve the detection of frequent trading, to facilitate monitoring for frequent trading in particular retirement plans or other accounts, and to comply with applicable laws.

In addition to the fund's broad ability to restrict potentially harmful trading, the fund's board of directors has adopted a
"purchase blocking policy," under which any shareholder redeeming shares
(including redemptions that are part of an exchange transaction) having a value of $5,000 or more from the fund will be precluded from investing in the fund (including investments that are part of an exchange transaction)
for 30 calendar days after the redemption transaction. Under the fund's purchase blocking policy, certain purchases will not be prevented and certain redemptions will not trigger a purchase block, such as: systematic redemptions and purchases where the entity maintaining the shareholder account is able to identify the transaction as a systematic redemption or purchase; purchases and redemptions of shares having a value of less than
$5,000; transactions in Class 529 shares; purchases and redemptions resulting from reallocations by American Funds Target Date Retirement
Series; retirement plan contributions, loans and distributions (including hardship withdrawals) identified as such on the retirement plan recordkeeper's system; and purchase transactions involving transfers of assets, rollovers, Roth IRA conversions and IRA recharacterizations, where the entity maintaining the shareholder account is able to identify the transaction as one of these types of transactions.

The fund reserves the right to waive the purchase blocking policy in those instances where American Funds Service Company determines that its surveillance procedures are adequate to detect frequent trading in fund shares.

American Funds Service Company will work with certain intermediaries (such as investment dealers holding shareholder accounts in street name, retirement plan recordkeepers, insurance company separate accounts and bank trust companies) to apply their procedures which American Funds Service
Company believes are reasonably designed to enforce the frequent trading policies of the fund. You should refer to disclosures provided by the intermediaries with which you have an account to determine the specific trading restrictions that apply to you.

If American Funds Service Company identifies any activity that may constitute frequent trading, it reserves the right to contact the intermediary and request that the intermediary either provide information regarding an account owner's transactions or restrict the account owner's trading. If American Funds Service Company is not satisfied that the intermediary has taken appropriate action, American Funds Service Company may terminate the intermediary's ability to transact in fund shares.

There is no guarantee that all instances of frequent trading in fund shares will be prevented.

Notwithstanding the fund's surveillance procedures and purchase blocking policy, all transactions in fund shares remain subject to the fund's and
American Funds Distributors' right to restrict potentially abusive trading generally (including the types of transactions described above that will not be prevented or trigger a block under the purchase blocking policy).

OTHER POTENTIALLY ABUSIVE ACTIVITY -- In addition to implementing purchase blocks, American Funds Service Company will monitor for other types of activity that could potentially be harmful to the American Funds - for example, short-term trading activity in multiple funds. When identified, American Funds
Service Company will request that the shareholder discontinue the activity. If the activity continues, American Funds Service Company will freeze the shareholder account to prevent all activity other than redemptions of fund shares.

MOVING BETWEEN SHARE CLASSES

     AUTOMATIC CONVERSIONS -- As described more fully in the prospectus, Class
     B, 529-B and C shares automatically convert to Class A, 529-A and F shares, respectively, after a certain period from the purchase date.

     MOVING FROM CLASS B TO CLASS A SHARES -- Under the right of reinvestment policy as described in the prospectus, if you redeem Class B shares during the contingent deferred sales charge period, you may reinvest the proceeds in Class A shares without paying a Class A sales charge if you notify
     American Funds Service Company and the reinvestment occurs within 90 days after the date of redemption and is made into the same account from which you redeemed the shares. If you redeem your Class B shares after the contingent deferred sales charge period, you may either reinvest the proceeds in Class B shares or purchase Class A shares. If you purchase
     Class A shares, you are responsible for paying any applicable Class A sales charges.

     MOVING FROM CLASS C TO CLASS A SHARES -- If you redeem Class C shares and with the redemption proceeds purchase Class A shares, you are still responsible for paying any Class C contingent deferred sales charges and applicable Class A sales charges.

     MOVING FROM CLASS C TO CLASS F SHARES -- If you are part of a qualified fee-based program and you wish to redeem your Class C shares and with the redemption proceeds purchase Class F shares for the program, you are still responsible for paying any applicable Class C contingent deferred sales charge.

     MOVING FROM CLASS F TO CLASS A SHARES -- You can redeem Class F shares held in a qualified fee-based program and with the redemption proceeds purchase
     Class A shares without paying an initial Class A sales charge if all of the following are met: (a) you are leaving or have left the fee-based program,
     (b) you have held the Class F shares in the program for at least one year, and (c) you notify American Funds Service Company and purchase the Class A shares within 90 days after redeeming the Class F shares.

     MOVING FROM CLASS A TO CLASS F SHARES -- If you are part of a qualified fee-based program and you wish to redeem your Class A shares and with the redemption proceeds purchase Class F shares for the program, any Class A sales charges (including contingent deferred sales charges) that you paid or are payable will not be credited back to your account.

     MOVING FROM CLASS A TO CLASS R SHARES -- Provided it is eligible to invest in Class R shares, a retirement plan currently invested in Class A shares may redeem its shares and purchase Class R shares with the redemption proceeds. Any Class A sales charges that the retirement plan previously paid will not be credited back to the plan's account.

     MOVING BETWEEN OTHER SHARE CLASSES -- If you desire to move your investment between share classes and the transaction is not described in this statement of additional information, please contact American Funds
     Service Company at 800/421-0180 for information on the transaction.

     NON-REPORTABLE TRANSACTIONS -- As described above, automatic conversions will be non-reportable for tax purposes. In addition, except in the case of a movement between a 529 share class and a non-529 share class or vice versa, an exchange of shares from one share class of a fund to another share class of the same fund will be treated as a non-reportable exchange for tax purposes, provided that the exchange request is received in writing by American Funds Service Company and processed as a single transaction.

                       Capital World Bond Fund -- Page 44

                                 SALES CHARGES

CLASS A PURCHASES

     PURCHASES BY CERTAIN 403(B) PLANS

     Individual 403(b) plans may be treated similarly to employer-sponsored plans for Class A sales charge purposes (i.e., individual participant accounts are eligible to be aggregated together) if: (a) the American Funds are principal investment options; (b) the employer facilitates the enrollment process by, for example, allowing for onsite group enrollment meetings held during working hours; and (c) there is only one dealer firm assigned to the plans.

     OTHER PURCHASES

     Pursuant to a determination of eligibility by a vice president or more senior officer of the Capital Research and Management Company Fund
     Administration Unit, or by his or her designee, Class A shares of the
     American Funds stock, stock/bond and bond funds may be sold at net asset value to:

     (1)  current or retired directors, trustees, officers and advisory board members of, and certain lawyers who provide services to, the funds managed by Capital Research and Management Company, current or retired employees of Washington Management Corporation, current or retired employees and partners of The Capital Group Companies, Inc. and its affiliated companies, certain family members and employees of the above persons, and trusts or plans primarily for such persons;

     (2)  currently registered representatives and assistants directly employed by such representatives, retired registered representatives with respect to accounts established while active, or full-time employees
          (collectively, "Eligible Persons") (and their (a) spouses or equivalents if recognized under local law, (b) parents and children, including parents and children in step and adoptive relationships, sons-in-law and daughters-in-law, and (c) parents-in-law, if the
          Eligible Persons or the spouses, children or parents of the Eligible
          Persons are listed in the account registration with the
          parents-in-law) of dealers who have sales agreements with the
          Principal Underwriter (or who clear transactions through such dealers), plans for the dealers, and plans that include as participants only the Eligible Persons, their spouses, parents and/or children;

     (3)  currently registered investment advisers ("RIAs") and assistants directly employed by such RIAs, retired RIAs with respect to accounts established while active, or full-time employees (collectively,
          "Eligible Persons") (and their (a) spouses or equivalents if recognized under local law, (b) parents and children, including parents and children in step and adoptive relationships, sons-in-law and daughters-in-law and (c) parents-in-law, if the Eligible Persons or the spouses, children or parents of the Eligible Persons are listed in the account registration with the parents-in-law) of RIA firms that are authorized to sell shares of the funds, plans for the RIA firms, and plans that include as participants only the Eligible Persons, their spouses, parents and/or children;

                       Capital World Bond Fund -- Page 45

     (4)  companies exchanging securities with the fund through a merger, acquisition or exchange offer;

     (5)  insurance company separate accounts;

     (6)  accounts managed by subsidiaries of The Capital Group Companies, Inc.;

     (7)  The Capital Group Companies, Inc., its affiliated companies and
          Washington Management Corporation;

     (8)  an individual or entity with a substantial business relationship with
          The Capital Group Companies, Inc. or its affiliates, or an individual or entity related or relating to such individual or entity;

     (9)  wholesalers and full-time employees directly supporting wholesalers involved in the distribution of insurance company separate accounts whose underlying investments are managed by any affiliate of The
          Capital Group Companies, Inc.; and

     (10) full-time employees of banks that have sales agreements with the
          Principal Underwriter, who are solely dedicated to directly supporting the sale of mutual funds.

     Shares are offered at net asset value to these persons and organizations due to anticipated economies in sales effort and expense. Once an account is established under this net asset value privilege, additional investments can be made at net asset value for the life of the account.

MOVING BETWEEN ACCOUNTS -- Investments in certain account types may be moved to other account types without incurring additional Class A sales charges. These transactions include, for example:

     .    redemption proceeds from a non-retirement account (for example, a joint tenant account) used to purchase fund shares in an IRA or other individual-type retirement account;

     .    required minimum distributions from an IRA or other individual-type retirement account used to purchase fund shares in a non-retirement account; and

     .    death distributions paid to a beneficiary's account that are used by the beneficiary to purchase fund shares in a different account.

LOAN REPAYMENTS -- Repayments on loans taken from a retirement plan or an individual-type retirement account are not subject to sales charges if American
Funds Service Company is notified of the repayment.

     TRANSFERS TO COLLEGEAMERICA -- A transfer from the Virginia Prepaid
     Education Program/SM/ or the Virginia Education Savings Trust/SM/ to a
     CollegeAmerica account will be made with no sales charge. No commission will be paid to the dealer on such a transfer.

DEALER COMMISSIONS AND COMPENSATION -- Commissions (up to 1.00%) are paid to dealers who initiate and are responsible for certain Class A share purchases not subject to sales charges. These purchases consist of purchases of $1 million or more, purchases by employer-sponsored defined contribution-type retirement plans investing $1 million or more or with 100 or more eligible employees, and purchases made at net asset value by certain retirement plans, endowments and foundations with assets of $50 million or more. Commissions on such investments
(other than IRA rollover assets that roll over at no sales charge under the fund's IRA rollover policy as described in the prospectus) are paid to dealers at the following rates: 1.00% on amounts to $4 million, 0.50% on amounts over $4 million to $10 million and 0.25% on amounts over $10 million. Commissions are based on cumulative investments and are not annually reset.

A dealer concession of up to 1% may be paid by the fund under its Class A plan of distribution to reimburse the Principal Underwriter in connection with dealer and wholesaler compensation paid by it with respect to investments made with no initial sales charge.

                      SALES CHARGE REDUCTIONS AND WAIVERS

REDUCING YOUR CLASS A SALES CHARGE -- As described in the prospectus, there are various ways to reduce your sales charge when purchasing Class A shares.
Additional information about Class A sales charge reductions is provided below.

                       Capital World Bond Fund -- Page 46

     STATEMENT OF INTENTION -- By establishing a statement of intention (the
     "Statement"), you enter into a nonbinding commitment to purchase shares of
     American Funds non-money market funds over a 13-month period and receive the same sales charge (expressed as a percentage of your purchases) as if all shares had been purchased at once.

     The market value of your existing holdings eligible to be aggregated (see below) as of the day immediately before the start of the Statement period may be credited toward satisfying the Statement.

     The Statement may be revised upward at any time during the Statement period, and such a revision will be treated as a new Statement, except that the Statement period during which the purchases must be made will remain unchanged. Purchases made from the date of revision will receive the reduced sales charge, if any, resulting from the revised Statement.

     The Statement will be considered completed if the shareholder dies within the 13-month Statement period. Commissions to dealers will not be adjusted or paid on the difference between the Statement amount and the amount actually invested before the shareholder's death.

     When a shareholder elects to use a Statement, shares equal to 5% of the dollar amount specified in the Statement may be held in escrow in the shareholder's account out of the initial purchase (or subsequent purchases, if necessary) by the Transfer Agent. All dividends and any capital gain distributions on shares held in escrow will be credited to the shareholder's account in shares (or paid in cash, if requested). If the intended investment is not completed within the specified Statement period, the purchaser may be required to remit to the Principal Underwriter the difference between the sales charge actually paid and the sales charge which would have been paid if the total of such purchases had been made at a single time. Any dealers assigned to the shareholder's account at the time a purchase was made during the Statement period will receive a corresponding commission adjustment if appropriate. If the difference is not paid by the close of the Statement period, the appropriate number of shares held in escrow will be redeemed to pay such difference. If the proceeds from this redemption are inadequate, the purchaser may be liable to the Principal Underwriter for the balance still outstanding.

     Certain payroll deduction retirement plans purchasing Class A shares under a Statement on or before November 12, 2006, may continue to purchase Class
     A shares at the sales charge determined by that particular Statement until the plans' values reach the amounts specified in their Statements. Upon reaching such amounts, the Statements for these plans will be deemed completed and will terminate at that time. After such termination, these plans are eligible for additional sales charge reductions by meeting the criteria under the fund's rights of accumulation policy.

     In addition, if you currently have individual holdings in American Legacy variable annuity contracts or variable life insurance policies that were established on or before March 31, 2007, you may continue to apply purchases under such contracts and policies to a statement of intention.

     Shareholders purchasing shares at a reduced sales charge under a Statement indicate their acceptance of these terms and those in the prospectus with their first purchase.

     AGGREGATION -- Qualifying investments for aggregation include those made by you and your "immediate family" as defined in the prospectus, if all parties are purchasing shares for their own accounts and/or:

                       Capital World Bond Fund -- Page 47

     .    individual-type employee benefit plans, such as an IRA, individual
          403(b) plan (see exception in "Purchases by certain 403(b) plans"
          under "Sales charges") or single-participant Keogh-type plan;

     .    business accounts solely controlled by you or your immediate family
          (for example, you own the entire business);

     .    trust accounts established by you or your immediate family (for trusts with only one primary beneficiary, upon the trustor's death the trust account may be aggregated with such beneficiary's own accounts; for trusts with multiple primary beneficiaries, upon the trustor's death the trustees of the trust may instruct American Funds Service Company to establish separate trust accounts for each primary beneficiary;
          each primary beneficiary's separate trust account may then be aggregated with such beneficiary's own accounts);

     .    endowments or foundations established and controlled by you or your immediate family; or

     .    529 accounts, which will be aggregated at the account owner level
          (Class 529-E accounts may only be aggregated with an eligible employer plan).

     Individual purchases by a trustee(s) or other fiduciary(ies) may also be aggregated if the investments are:

     .    for a single trust estate or fiduciary account, including employee benefit plans other than the individual-type employee benefit plans described above;

     .    made for two or more employee benefit plans of a single employer or of affiliated employers as defined in the 1940 Act, excluding the individual-type employee benefit plans described above;

     .    for a diversified common trust fund or other diversified pooled account not specifically formed for the purpose of accumulating fund shares;

     .    for nonprofit, charitable or educational organizations, or any endowments or foundations established and controlled by such organizations, or any employer-sponsored retirement plans established for the benefit of the employees of such organizations, their endowments, or their foundations; or

     .    for individually established participant accounts of a 403(b) plan that is treated similarly to an employer-sponsored plan for sales charge purposes (see "Purchases by certain 403(b) plans" under "Sales charges" above), or made for two or more such 403(b) plans that are treated similarly to employer-sponsored plans for sales charge purposes, in each case of a single employer or affiliated employers as defined in the 1940 Act.

     Purchases made for nominee or street name accounts (securities held in the name of an investment dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with those made for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

     CONCURRENT PURCHASES -- As described in the prospectus, you may reduce your
     Class A sales charge by combining purchases of all classes of shares in the
     American Funds, as well as individual holdings in Endowments. Shares of money market funds purchased through an exchange, reinvestment or cross-reinvestment from a fund having a sales charge also qualify. However, direct purchases of American Funds money market funds are excluded. If you currently have individual holdings in American Legacy variable annuity contracts or variable life insurance policies that were established on or before March 31, 2007, you may continue to combine purchases made under such contracts and policies to reduce your Class A sales charge.

                       Capital World Bond Fund -- Page 48

     RIGHTS OF ACCUMULATION -- Subject to the limitations described in the aggregation policy, you may take into account your accumulated holdings in all share classes of the American Funds, as well as your holdings in
     Endowments, to determine your sales charge on investments in accounts eligible to be aggregated. Direct purchases of American Funds money market funds are excluded. Subject to your investment dealer's or recordkeeper's capabilities, your accumulated holdings will be calculated as the higher of
     (a) the current value of your existing holdings (the "market value") or (b)
     the amount you invested (including reinvested dividends and capital gains, but excluding capital appreciation) less any withdrawals (the "cost value"). Depending on the entity on whose books your account is held, the value of your holdings in that account may not be eligible for calculation at cost value. For example, accounts held in nominee or street name may not be eligible for calculation at cost value and instead may be calculated at market value for purposes of rights of accumulation.

     The value of all of your holdings in accounts established in calendar year
     2005 or earlier will be assigned an initial cost value equal to the market value of those holdings as of the last business day of 2005. Thereafter, the cost value of such accounts will increase or decrease according to actual investments or withdrawals. You must contact your financial adviser or American Funds Service Company if you have additional information that is relevant to the calculation of the value of your holdings.

     When determining your American Funds Class A sales charge, if your investment is not in an employer-sponsored retirement plan, you may also continue to take into account the market value (as of the day prior to your
     American Funds investment) of your individual holdings in various American
     Legacy variable annuity contracts and variable life insurance policies that were established on or before March 31, 2007. An employer-sponsored retirement plan may also continue to take into account the market value of its investments in American Legacy Retirement Investment Plans that were established on or before March 31, 2007.

     You may not purchase Class B or 529-B shares if your combined American
     Funds and applicable American Legacy holdings cause you to be eligible to purchase Class A or 529-A shares at the $100,000 or higher sales charge discount rate, and you may not purchase Class C or 529-C shares if such combined holdings cause you to be eligible to purchase Class A or 529-A shares at the $1 million or more sales charge discount rate (i.e. at net asset value).

     If you make a gift of American Funds Class A shares, upon your request, you may purchase the shares at the sales charge discount allowed under rights of accumulation of all of your American Funds and applicable American
     Legacy accounts.

CDSC WAIVERS FOR CLASS A, B AND C SHARES -- As noted in the prospectus, a contingent deferred sales charge ("CDSC") may be waived for redemptions due to death or postpurchase disability of a shareholder (this generally excludes accounts registered in the names of trusts and other entities). In the case of joint tenant accounts, if one joint tenant dies, a surviving joint tenant, at the time he or she notifies the Transfer Agent of the other joint tenant's death and removes the decedent's name from the account, may redeem shares from the account without incurring a CDSC. Redemptions made after the Transfer Agent is notified of the death of a joint tenant will be subject to a CDSC.

In addition, a CDSC may be waived for the following types of transactions, if together they do not exceed 12% of the value of an "account" (defined below)
annually (the "12% limit"):

     .    Required minimum distributions taken from retirement accounts upon the shareholder's attainment of age 70-1/2 (required minimum distributions that

                       Capital World Bond Fund -- Page 49

          continue to be taken by the beneficiary(ies) after the account owner is deceased also qualify for a waiver).

     .    Redemptions through a systematic withdrawal plan (SWP) (see "Automatic withdrawals" under "Shareholder account services and privileges"
          below). For each SWP payment, assets that are not subject to a CDSC, such as appreciation on shares and shares acquired through reinvestment of dividends and/or capital gain distributions, will be redeemed first and will count toward the 12% limit. If there is an insufficient amount of assets not subject to a CDSC to cover a particular SWP payment, shares subject to the lowest CDSC will be redeemed next until the 12% limit is reached. Any dividends and/or capital gain distributions taken in cash by a shareholder who receives payments through a SWP will also count toward the 12% limit. In the case of a SWP, the 12% limit is calculated at the time a systematic redemption is first made, and is recalculated at the time each additional systematic redemption is made. Shareholders who establish a
          SWP should be aware that the amount of a payment not subject to a CDSC may vary over time depending on fluctuations in the value of their accounts. This privilege may be revised or terminated at any time.

     For purposes of this paragraph, "account" means:

     .    in the case of Class A shares, your investment in Class A shares of all American Funds (investments representing direct purchases of
          American Funds money market funds are excluded);

     .    in the case of Class B shares, your investment in Class B shares of the particular fund from which you are making the redemption; and

     .    in the case of Class C shares, your investment in Class C shares of the particular fund from which you are making the redemption.

CDSC waivers are allowed only in the cases listed here and in the prospectus.
For example, CDSC waivers will not be allowed on redemptions of Class 529-B and
529-C shares due to termination of CollegeAmerica; a determination by the
Internal Revenue Service that CollegeAmerica does not qualify as a qualified tuition program under the Code; proposal or enactment of law that eliminates or limits the tax-favored status of CollegeAmerica; or elimination of the fund by the Virginia College Savings Plan as an option for additional investment within
CollegeAmerica.

                                 SELLING SHARES

The methods for selling (redeeming) shares are described more fully in the prospectus. If you wish to sell your shares by contacting American Funds Service
Company directly, any such request must be signed by the registered shareholders. To contact American Funds Service Company via overnight mail or courier service, see "Purchase and exchange of shares."

A signature guarantee may be required for certain redemptions. In such an event, your signature may be guaranteed by a domestic stock exchange or the National
Association of Securities Dealers, Inc., bank, savings association or credit union that is an eligible guarantor institution. The Transfer Agent reserves the right to require a signature guarantee on any redemptions.

                       Capital World Bond Fund -- Page 50

Additional documentation may be required for sales of shares held in corporate, partnership or fiduciary accounts. You must include with your written request any shares you wish to sell that are in certificate form.

If you sell Class A, B or C shares and request a specific dollar amount to be sold, we will sell sufficient shares so that the sale proceeds, after deducting any applicable CDSC, equals the dollar amount requested.

Redemption proceeds will not be mailed until sufficient time has passed to provide reasonable assurance that checks or drafts (including certified or cashier's checks) for shares purchased have cleared (which may take up to 10 business days from the purchase date). Except for delays relating to clearance of checks for share purchases or in extraordinary circumstances (and as permissible under the 1940 Act), sale proceeds will be paid on or before the seventh day following receipt and acceptance of an order. Interest will not accrue or be paid on amounts that represent uncashed distribution or redemption checks.

You may request that redemption proceeds of $1,000 or more from money market funds be wired to your bank by writing American Funds Service Company. A signature guarantee is required on all requests to wire funds.

                  SHAREHOLDER ACCOUNT SERVICES AND PRIVILEGES

The following services and privileges are generally available to all shareholders. However, certain services and privileges may not be available for
Class 529 shareholders or if your account is held with an investment dealer or through an employer-sponsored retirement plan.

AUTOMATIC INVESTMENT PLAN -- An automatic investment plan enables you to make monthly or quarterly investments in the American Funds through automatic debits from your bank account. To set up a plan, you must fill out an account application and specify the amount that you would like to invest and the date on which you would like your investments to occur. The plan will begin within
30 days after your account application is received. Your bank account will be debited on the day or a few days before your investment is made, depending on the bank's capabilities. The Transfer Agent will then invest your money into the fund you specified on or around the date you specified. If the date you specified falls on a weekend or holiday, your money will be invested on the following business day. However, if the following business day falls in the next month, your money will be invested on the business day immediately preceding the weekend or holiday. If your bank account cannot be debited due to insufficient funds, a stop-payment or the closing of the account, the plan may be terminated and the related investment reversed. You may change the amount of the investment or discontinue the plan at any time by contacting the Transfer
Agent.

AUTOMATIC REINVESTMENT -- Dividends and capital gain distributions are reinvested in additional shares of the same class and fund at net asset value unless you indicate otherwise on the account application. You also may elect to have dividends and/or capital gain distributions paid in cash by informing the fund, the Transfer Agent or your investment dealer. Dividends and capital gain distributions paid to retirement plan shareholders or shareholders of the 529 share classes will be automatically reinvested.

                       Capital World Bond Fund -- Page 51

If you have elected to receive dividends and/or capital gain distributions in cash, and the postal or other delivery service is unable to deliver checks to your address of record, or you do not respond to mailings from American Funds
Service Company with regard to uncashed distribution checks, your distribution option will automatically be converted to having all dividends and other distributions reinvested in additional shares.

CROSS-REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS -- For all share classes, except the 529 classes of shares, you may cross-reinvest dividends and capital gains (distributions) into other American Funds in the same share class at net asset value, subject to the following conditions:

(1)  the aggregate value of your account(s) in the fund(s) paying distributions equals or exceeds $5,000 (this is waived if the value of the account in the fund receiving the distributions equals or exceeds that fund's minimum initial investment requirement);

(2)  if the value of the account of the fund receiving distributions is below the minimum initial investment requirement, distributions must be automatically reinvested; and

(3)  if you discontinue the cross-reinvestment of distributions, the value of the account of the fund receiving distributions must equal or exceed the minimum initial investment requirement. If you do not meet this requirement within 90 days of notification, the fund has the right to automatically redeem the account.

AUTOMATIC EXCHANGES -- For all share classes, you may automatically exchange shares of the same class in amounts of $50 or more among any of the American
Funds on any day (or preceding business day if the day falls on a nonbusiness day) of each month you designate.

AUTOMATIC WITHDRAWALS -- For all share classes, except the R and 529 classes of shares, you may automatically withdraw shares from any of the American Funds.
You can make automatic withdrawals of $50 or more as often as you wish if your account is worth at least $10,000, or up to four times a year for an account worth at least $5,000. You can designate the day of each period for withdrawals and request that checks be sent to you or someone else. Withdrawals may also be electronically deposited to your bank account. The Transfer Agent will withdraw your money from the fund you specify on or around the date you specify. If the date you specified falls on a weekend or holiday, the redemption will take place on the previous business day. However, if the previous business day falls in the preceding month, the redemption will take place on the following business day after the weekend or holiday.

Withdrawal payments are not to be considered as dividends, yield or income.
Generally, automatic investments may not be made into a shareholder account from which there are automatic withdrawals. Withdrawals of amounts exceeding reinvested dividends and distributions and increases in share value would reduce the aggregate value of the shareholder's account. The Transfer Agent arranges forthe redemption by the fund of sufficient shares, deposited by the shareholder with the Transfer Agent, to provide the withdrawal payment specified.

ACCOUNT STATEMENTS -- Your account is opened in accordance with your registration instructions. Transactions in the account, such as additional investments, will be reflected on regular confirmation statements from the
Transfer Agent. Dividend and capital gain reinvestments, purchases through automatic investment plans and certain retirement plans, as well as automatic exchanges and withdrawals will be confirmed at least quarterly.

                       Capital World Bond Fund -- Page 52

AMERICAN FUNDSLINE AND AMERICANFUNDS.COM -- You may check your share balance, the price of your shares or your most recent account transaction; redeem shares
(up to $75,000 per American Funds shareholder each day) from nonretirement plan accounts; or exchange shares around the clock with American FundsLine or using
americanfunds.com. To use American FundsLine, call 800/325-3590 from a
TouchTone(TM) telephone. Redemptions and exchanges through American FundsLine and americanfunds.com are subject to the conditions noted above and in
"Telephone and Internet purchases, redemptions and exchanges" below. You will need your fund number (see the list of the American Funds under "General information -- fund numbers"), personal identification number (generally the last four digits of your Social Security number or other tax identification number associated with your account) and account number.

Generally, all shareholders are automatically eligible to use these services.
However, if you are not currently authorized to do so, you may complete an
American FundsLink Authorization Form. Once you establish this privilege, you, your financial adviser or any person with your account information may use these services.

TELEPHONE AND INTERNET PURCHASES, REDEMPTIONS AND EXCHANGES -- By using the telephone (including American FundsLine) or the Internet (including
americanfunds.com), or fax purchase, redemption and/or exchange options, you agree to hold the fund, the Transfer Agent, any of its affiliates or mutual funds managed by such affiliates, and each of their respective directors, trustees, officers, employees and agents harmless from any losses, expenses, costs or liability (including attorney fees) that may be incurred in connection with the exercise of these privileges. Generally, all shareholders are automatically eligible to use these services. However, you may elect to opt out of these services by writing the Transfer Agent (you may also reinstate them at any time by writing the Transfer Agent). If the Transfer Agent does not employ reasonable procedures to confirm that the instructions received from any person with appropriate account information are genuine, it and/or the fund may be liable for losses due to unauthorized or fraudulent instructions. In the event that shareholders are unable to reach the fund by telephone because of technical difficulties, market conditions or a natural disaster, redemption and exchange requests may be made in writing only.

CHECKWRITING -- You may establish check writing privileges for Class A shares
(but not Class 529-A shares) of American Funds money market funds. This can be done by using an account application. If you request check writing privileges, you will be provided with checks that you may use to draw against your account.
These checks may be made payable to anyone you designate and must be signed by the authorized number of registered shareholders exactly as indicated on your account application.

REDEMPTION OF SHARES -- The fund's Articles of Incorporation permit the fund to direct the Transfer Agent to redeem the shares of any shareholder for their then current net asset value per share if at such time the shareholder of record owns shares having an aggregate net asset value of less than the minimum initial investment amount required of new shareholders as set forth in the fund's current registration statement under the 1940 Act, and subject to such further terms and conditions as the board of directors of the fund may from time to time adopt.

While payment of redemptions normally will be in cash, the fund's Articles of
Incorporation permit payment of the redemption price wholly or partly in securities or other property included in the assets belonging to the fund when in the opinion of the fund's board of directors, which shall be conclusive, conditions exist which make payment wholly in cash unwise or undesirable.

                       Capital World Bond Fund -- Page 53

SHARE CERTIFICATES -- Shares are credited to your account and certificates are not issued unless you request them by contacting the Transfer Agent.
Certificates are not available for the 529 or R share classes.

                              GENERAL INFORMATION

CUSTODIAN OF ASSETS -- Securities and cash owned by the fund, including proceeds from the sale of shares of the fund and of securities in the fund's portfolio, are held by JPMorgan Chase Bank, 270 Park Avenue, New York, NY 10017-2070, as
Custodian. If the fund holds non-U.S. securities, the Custodian may hold these securities pursuant to subcustodial arrangements in non-U.S. banks or non-U.S.
branches of U.S. banks.

TRANSFER AGENT -- American Funds Service Company, a wholly owned subsidiary of the investment adviser, maintains the records of shareholder accounts, processes purchases and redemptions of the fund's shares, acts as dividend and capital gain distribution disbursing agent, and performs other related shareholder service functions. The principal office of American Funds Service Company is located at 135 South State College Boulevard, Brea, CA 92821-5823. American
Funds Service Company was paid a fee of $2,525,000 for Class A shares and
$162,000 for Class B shares for the 2006 fiscal year. American Funds Service
Company is also compensated for certain transfer agency services provided to all other share classes from the administrative services fees paid to Capital
Research and Management Company, as described under "Administrative services agreement."

In the case of certain shareholder accounts, third parties who may be unaffiliated with the investment adviser provide transfer agency and shareholder services in place of American Funds Service Company. These services are rendered under agreements with American Funds Service Company or its affiliates and the third parties receive compensation according to such agreements. Compensation for transfer agency and shareholder services, whether paid to American Funds
Service Company or such third parties, is ultimately paid from fund assets and is reflected in the expenses of the fund as disclosed in the prospectus.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM -- Deloitte & Touche LLP, 695 Town
Center Drive, Costa Mesa, California 92626, serves as the fund's independent registered public accounting firm, providing audit services, preparation of tax returns and review of certain documents to be filed with the Securities and
Exchange Commission. The financial statements included in this statement of additional information from the annual report have been so included in reliance on the report of Deloitte & Touche LLP, independent registered public accounting firm, given on the authority of said firm as experts in accounting and auditing.
The selection of the fund's independent registered public accounting firm is reviewed and determined annually by the board of directors.

INDEPENDENT LEGAL COUNSEL -- Paul, Hastings, Janofsky & Walker LLP, 515 South
Flower Street, Los Angeles, CA 90071, serves as counsel for the fund and for independent directors in their capacities as such. Certain legal matters in connection with certain of the capital shares offered by the prospectus have been passed upon for the fund by Paul, Hastings, Janofsky & Walker LLP. Counsel does not provide legal services to the fund's investment adviser or any of its affiliated companies. A determination with respect to the independence of the fund's "independent legal counsel" will be made at least annually by the independent directors of the fund, as prescribed by the 1940 Act and related rules.

                       Capital World Bond Fund -- Page 54

PROSPECTUSES, REPORTS TO SHAREHOLDERS AND PROXY STATEMENTS -- The fund's fiscal year ends on September 30. Shareholders are provided updated prospectuses annually and at least semiannually with reports showing the fund's investment portfolio or summary investment portfolio, financial statements and other information. The fund's annual financial statements are audited by the fund's independent registered public accounting firm, Deloitte & Touche LLP. In addition, shareholders may also receive proxy statements for the fund. In an effort to reduce the volume of mail shareholders receive from the fund when a household owns more than one account, the Transfer Agent has taken steps to eliminate duplicate mailings of prospectuses, shareholder reports and proxy statements. To receive additional copies of a prospectus, report or proxy statement, shareholders should contact the Transfer Agent.

CODES OF ETHICS -- The fund and Capital Research and Management Company and its affiliated companies, including the fund's Principal Underwriter, have adopted codes of ethics that allow for personal investments, including securities in which the fund may invest from time to time. These codes include a ban on acquisitions of securities pursuant to an initial public offering; restrictions on acquisitions of private placement securities; preclearance and reporting requirements; review of duplicate confirmation statements; annual recertification of compliance with codes of ethics; blackout periods on personal investing for certain investment personnel; ban on short-term trading profits for investment personnel; limitations on service as a director of publicly traded companies; and disclosure of personal securities transactions.

LEGAL PROCEEDINGS -- On February 16, 2005, the NASD filed an administrative complaint against the Principal Underwriter. The complaint alleges violations of certain NASD rules by the Principal Underwriter with respect to the selection of broker-dealer firms that buy and sell securities for mutual fund investment portfolios. The complaint seeks sanctions, restitution and disgorgement. On
August 30, 2006, the NASD Hearing Panel ruled against the Principal Underwriter and imposed a $5 million fine. The Principal Underwriter has appealed this decision to the NASD's National Adjudicatory Council.

On March 24, 2005, the investment adviser and Principal Underwriter filed a complaint against the Attorney General of the State of California in Los Angeles
County Superior Court. The complaint alleged that the Attorney General threatened to take enforcement actions against the investment adviser and
Principal Underwriter that are without merit and preempted by federal law. On the same day, following the filing of the investment adviser's and Principal
Underwriter's complaint, the Attorney General of the State of California filed a complaint against the Principal Underwriter and investment adviser. Filed in Los
Angeles County Superior Court, the Attorney General's complaint alleged violations of certain sections of the California Corporations Code with respect to so-called "revenue sharing" disclosures in mutual fund prospectuses and statements of additional information. On November 22, 2005, the Los Angeles
Superior Court dismissed the Attorney General's complaint. The Attorney General subsequently appealed the Superior Court's decision to California's Court of
Appeal for the Second Appellate District. On January 26, 2007, the Court of
Appeal issued a ruling allowing the California Attorney General to proceed with his civil action.

The investment adviser and Principal Underwriter believe that the likelihood that these matters could have a material adverse effect on the fund or on the ability of the investment adviser or Principal Underwriter to perform their contracts with the fund is remote. The SEC is conducting a related investigation as of the date of this statement of additional information. The investment adviser and Principal Underwriter are cooperating fully. In addition, class action lawsuits have been filed in the U.S. District Court, Central District of
California, relating to these matters. The investment adviser believes that these suits are without merit and will defend itself vigorously. Further updates on these issues will be available on the American Funds website
(americanfunds.com) under "American Funds regulatory matters."

                       Capital World Bond Fund -- Page 55
 OTHER INFORMATION -- The fund reserves the right to modify the privileges described in this statement of additional information at any time.

The financial statements including the investment portfolio and the report of the fund's independent registered public accounting firm contained in the annual report are included in this statement of additional information. The following information is not included in the annual report:

DETERMINATION OF NET ASSET VALUE, REDEMPTION PRICE AND MAXIMUM OFFERING PRICE
PER SHARE FOR CLASS A SHARES -- SEPTEMBER 30, 2006

Net asset value and redemption price per share
  (Net assets divided by shares outstanding). .                     $18.93
Maximum offering price per share
  (100/96.25 of net asset value per share,
  which takes into account the fund's current maximum
  sales charge). . . . . . . . . . . . . . . .                      $19.67

                       Capital World Bond Fund -- Page 56

FUND NUMBERS -- Here are the fund numbers for use with our automated telephone line, American FundsLine/(R)/, or when making share transactions:

                                                                            FUND NUMBERS
                                                                 ------------------------------------
FUND                                                             CLASS A  CLASS B  CLASS C   CLASS F
-----------------------------------------------------------------------------------------------------

STOCK AND STOCK/BOND FUNDS
AMCAP Fund/(R)/  . . . . . . . . . . . . . . . . . . . . . . .     002      202      302       402
American Balanced Fund/(R)/  . . . . . . . . . . . . . . . . .     011      211      311       411
American Mutual Fund/(R)/  . . . . . . . . . . . . . . . . . .     003      203      303       403
Capital Income Builder/(R)/  . . . . . . . . . . . . . . . . .     012      212      312       412
Capital World Growth and Income Fund/SM/ . . . . . . . . . . .     033      233      333       433
EuroPacific Growth Fund/(R)/ . . . . . . . . . . . . . . . . .     016      216      316       416
Fundamental Investors/SM/  . . . . . . . . . . . . . . . . . .     010      210      310       410
The Growth Fund of America/(R)/  . . . . . . . . . . . . . . .     005      205      305       405
The Income Fund of America/(R)/  . . . . . . . . . . . . . . .     006      206      306       406
The Investment Company of America/(R)/ . . . . . . . . . . . .     004      204      304       404
The New Economy Fund/(R)/  . . . . . . . . . . . . . . . . . .     014      214      314       414
New Perspective Fund/(R)/  . . . . . . . . . . . . . . . . . .     007      207      307       407
New World Fund/SM/ . . . . . . . . . . . . . . . . . . . . . .     036      236      336       436
SMALLCAP World Fund/(R)/ . . . . . . . . . . . . . . . . . . .     035      235      335       435
Washington Mutual Investors Fund/SM/ . . . . . . . . . . . . .     001      201      301       401
BOND FUNDS
American High-Income Municipal Bond Fund/(R)/  . . . . . . . .     040      240      340       440
American High-Income Trust/SM/ . . . . . . . . . . . . . . . .     021      221      321       421
The Bond Fund of America/SM/ . . . . . . . . . . . . . . . . .     008      208      308       408
Capital World Bond Fund/(R)/ . . . . . . . . . . . . . . . . .     031      231      331       431
Intermediate Bond Fund of America/SM/  . . . . . . . . . . . .     023      223      323       423
Limited Term Tax-Exempt Bond Fund of America/SM/ . . . . . . .     043      243      343       443
Short-Term Bond Fund of America/SM/  . . . . . . . . . . . . .     048      248      348       448
The Tax-Exempt Bond Fund of America/(R)/ . . . . . . . . . . .     019      219      319       419
The Tax-Exempt Fund of California/(R)/*  . . . . . . . . . . .     020      220      320       420
The Tax-Exempt Fund of Maryland/(R)/*  . . . . . . . . . . . .     024      224      324       424
The Tax-Exempt Fund of Virginia/(R)/*  . . . . . . . . . . . .     025      225      325       425
U.S. Government Securities Fund/SM/  . . . . . . . . . . . . .     022      222      322       422
MONEY MARKET FUNDS
The Cash Management Trust of America/(R)/  . . . . . . . . . .     009      209      309       409
The Tax-Exempt Money Fund of America/SM/ . . . . . . . . . . .     039      N/A      N/A       N/A
The U.S. Treasury Money Fund of America/SM/  . . . . . . . . .     049      N/A      N/A       N/A
___________
*Qualified for sale only in certain jurisdictions.

                       Capital World Bond Fund -- Page 57

                                                 FUND NUMBERS
                                  ---------------------------------------------
                                   CLASS    CLASS    CLASS    CLASS     CLASS
FUND                               529-A    529-B    529-C    529-E     529-F
-------------------------------------------------------------------------------

STOCK AND STOCK/BOND FUNDS
AMCAP Fund  . . . . . . . . . .    1002     1202     1302     1502      1402
American Balanced Fund  . . . .    1011     1211     1311     1511      1411
American Mutual Fund  . . . . .    1003     1203     1303     1503      1403
Capital Income Builder  . . . .    1012     1212     1312     1512      1412
Capital World Growth and Income
Fund  . . . . . . . . . . . . .    1033     1233     1333     1533      1433
EuroPacific Growth Fund . . . .    1016     1216     1316     1516      1416
Fundamental Investors . . . . .    1010     1210     1310     1510      1410
The Growth Fund of America  . .    1005     1205     1305     1505      1405
The Income Fund of America  . .    1006     1206     1306     1506      1406
The Investment Company of
America . . . . . . . . . . . .    1004     1204     1304     1504      1404
The New Economy Fund  . . . . .    1014     1214     1314     1514      1414
New Perspective Fund  . . . . .    1007     1207     1307     1507      1407
New World Fund  . . . . . . . .    1036     1236     1336     1536      1436
SMALLCAP World Fund . . . . . .    1035     1235     1335     1535      1435
Washington Mutual Investors Fund
  . . . . . . . . . . . . . . .    1001     1201     1301     1501      1401
BOND FUNDS
American High-Income Trust  . .    1021     1221     1321     1521      1421
The Bond Fund of America  . . .    1008     1208     1308     1508      1408
Capital World Bond Fund . . . .    1031     1231     1331     1531      1431
Intermediate Bond Fund of
America . . . . . . . . . . . .    1023     1223     1323     1523      1423
Short-Term Bond Fund of America    1048     1248     1348     1548      1448
U.S. Government Securities Fund    1022     1222     1322     1522      1422
MONEY MARKET FUND
The Cash Management Trust of
America . . . . . . . . . . . .    1009     1209     1309     1509      1409

                       Capital World Bond Fund -- Page 58

                                                    FUND NUMBERS
                                       ----------------------------------------
                                       CLASS   CLASS   CLASS   CLASS    CLASS
FUND                                    R-1     R-2     R-3     R-4      R-5
-------------------------------------------------------------------------------

STOCK AND STOCK/BOND FUNDS
AMCAP Fund . . . . . . . . . . . . .    2102    2202    2302    2402     2502
American Balanced Fund . . . . . . .    2111    2211    2311    2411     2511
American Mutual Fund . . . . . . . .    2103    2203    2303    2403     2503
Capital Income Builder . . . . . . .    2112    2212    2312    2412     2512
Capital World Growth and Income Fund    2133    2233    2333    2433     2533
EuroPacific Growth Fund  . . . . . .    2116    2216    2316    2416     2516
Fundamental Investors  . . . . . . .    2110    2210    2310    2410     2510
The Growth Fund of America . . . . .    2105    2205    2305    2405     2505
The Income Fund of America . . . . .    2106    2206    2306    2406     2506
The Investment Company of America  .    2104    2204    2304    2404     2504
The New Economy Fund . . . . . . . .    2114    2214    2314    2414     2514
New Perspective Fund . . . . . . . .    2107    2207    2307    2407     2507
New World Fund . . . . . . . . . . .    2136    2236    2336    2436     2536
SMALLCAP World Fund  . . . . . . . .    2135    2235    2335    2435     2535
Washington Mutual Investors Fund . .    2101    2201    2301    2401     2501
BOND FUNDS
American High-Income Municipal Bond
Fund . . . . . . . . . . . . . . . .     N/A     N/A     N/A     N/A     2540
American High-Income Trust . . . . .    2121    2221    2321    2421     2521
The Bond Fund of America . . . . . .    2108    2208    2308    2408     2508
Capital World Bond Fund  . . . . . .    2131    2231    2331    2431     2531
Intermediate Bond Fund of America  .    2123    2223    2323    2423     2523
Limited Term Tax-Exempt Bond Fund of
America. . . . . . . . . . . . . . .     N/A     N/A     N/A     N/A     2543
Short-Term Bond Fund of America. . .    2148    2248    2348    2448     2548
The Tax-Exempt Bond Fund of America      N/A     N/A     N/A     N/A     2519
The Tax-Exempt Fund of California* .     N/A     N/A     N/A     N/A     2520
The Tax-Exempt Fund of Maryland* . .     N/A     N/A     N/A     N/A     2524
The Tax-Exempt Fund of Virginia* . .     N/A     N/A     N/A     N/A     2525
U.S. Government Securities Fund  . .    2122    2222    2322    2422     2522
MONEY MARKET FUNDS
The Cash Management Trust of America    2109    2209    2309    2409     2509
The Tax-Exempt Money Fund of America     N/A     N/A     N/A     N/A     2539
The U.S. Treasury Money Fund of
America  . . . . . . . . . . . . . .    2149    2249    2349    2449     2549
___________
*Qualified for sale only in certain
jurisdictions.

                       Capital World Bond Fund -- Page 59

                                    APPENDIX

The following descriptions of debt security ratings are based on information provided by Moody's Investors Service and Standard & Poor's Corporation.

                          DESCRIPTION OF BOND RATINGS

MOODY'S
LONG-TERM RATING DEFINITIONS

Aaa
Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa
Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A
Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa
Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba
Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B
Obligations rated B are considered speculative and are subject to high credit risk.

Caa
Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca
Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C
Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

NOTE: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

                       Capital World Bond Fund -- Page 60

STANDARD & POOR'S
LONG-TERM ISSUE CREDIT RATINGS

AAA
An obligation rated AAA has the highest rating assigned by Standard & Poor's.
The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA
An obligation rated AA differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A
An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB
An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, AND C
Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB
An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B
An obligation rated B is more vulnerable to nonpayment than obligations rated
BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC
An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC
An obligation rated CC is currently highly vulnerable to nonpayment.

                       Capital World Bond Fund -- Page 61

C
The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D
An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

PLUS (+) OR MINUS (-)
The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

                       Capital World Bond Fund -- Page 62

[logo - American Funds®]

Capital World Bond Fund®
Investment portfolio

September 30, 2006

Bonds & notes — 92.73%	Principal amount (000)		Market value (000)

EUROS — 23.38%
German Government 5.25% 2008		€5,400	$	US 6,985
German Government 5.375% 2010		6,400		8,552
German Government 5.25% 2011		29,525		39,827
German Government 5.00% 2012		25,800		34,996
German Government 3.75% 2013		11,000		14,038
German Government 4.50% 2013		69,000		91,664
German Government 4.25% 2014		28,000		36,886
German Government 4.00% 2016		10,000		12,985
German Government 6.25% 2024		39,300		64,590
German Government 6.25% 2030		7,375		12,627
German Government 5.50% 2031		6,000		9,462
German Government 4.00% 2037		10,000		12,918
French Government O.A.T. 4.00% 2009		10,145		12,996
French Government O.A.T. 3.00% 2009[1]		1,585		2,082
French Government O.A.T. 5.00% 2011		10,550		14,224
French Government O.A.T. 3.00% 2012[1]		88		121
French Government O.A.T. 1.00% 2017[1]		342		405
French Government O.A.T. Strip Principal 0% 2019		7,500		5,831
French Government O.A.T. 5.50% 2029		250		391
French Government O.A.T. 4.75% 2035		18,025		26,029
French Government O.A.T. 4.00% 2055		1,890		2,455
Spanish Government 4.80% 2006		7,800		9,907
Spanish Government 4.25% 2007		10,870		13,884
Spanish Government 3.25% 2010		1,800		2,254
Spanish Government 6.15% 2013		7,000		10,103
Netherlands Government 5.75% 2007		8,120		10,383
Netherlands Government 5.25% 2008		7,615		9,931
Netherlands Government 5.50% 2010		2,030		2,744
Netherlands Government 5.00% 2012		1,450		1,968
Netherlands Government 7.50% 2023		1,500		2,732
Netherlands Government 5.50% 2028		2,560		3,982
Belgium (Kingdom of) 4.25% 2014		20,520		27,029
General Motors Acceptance Corp. 5.375% 2011		8,810		11,008
General Motors Corp. 7.25% 2013		6,085		7,169
General Motors Corp. 8.375% 2033		5,250		5,937
Bayerische Vereinsbank 5.50% 2008[2]		750		973
Bayerische Hypo- und Vereinsbank AG 6.625% 2010		6,000		8,338
UniCredito Italiano SpA 5.00% 2011[3]		455		578
Bayerische Hypo- und Vereinsbank AG 6.00% 2014		2,380		3,345
UniCredito Italiano SpA 3.95% 2016		3,500		4,220
Gaz Capital SA 5.875% 2015		3,250		4,349
Gaz Capital SA 5.875% 2015		7,500		10,036
Banque Centrale de Tunisie 4.75% 2011		€ 4,500	$	US 5,813
Banque Centrale de Tunisie 4.75% 2011		4,750		6,136
Banque Centrale de Tunisie 6.25% 2013		1,350		1,877
Commerzbank Capital Funding Trust I, Class B, 5.012% noncumulative preferred (undated)[3]		9,500		11,844
Rodamco Europe Finance BV 3.75% 2012		9,330		11,505
Metro Finance BV 4.625% 2011		7,730		9,961
Resona Bank, Ltd. 3.75% 2015[3]		2,490		3,108
Resona Bank, Ltd. 4.125% (undated)[3]		4,935		6,081
Telecom Italia SpA 6.25% 2012		1,760		2,384
Telecom Italia SpA 7.75% 2033		3,930		5,932
WT Finance (Australia) Pty Ltd., Westfield Europe Finance PLC, and WEA Finance LLC 3.625% 2012		6,310		7,748
Hellenic Republic 8.80% 2007		5,047		6,631
Hellenic Republic 8.60% 2008		690		935
Société Générale 5.625% 2012		5,440		7,425
Shinsei Bank, Ltd. 3.75% 2016[3]		4,000		4,949
Shinsei Bank, Ltd. 3.75% 2016[3]		1,790		2,215
Deutsche Genossen-Hypobank, Series 883, 5.25% 2009[2]		5,157		6,810
Veolia Environnement 4.875% 2013		4,085		5,372
Veolia Environnement 6.125% 2033		875		1,256
PLD International Finance LLC 4.375% 2011		5,200		6,624
Telekom Austria AG 3.375% 2010		3,800		4,709
Telekom Finanzmanagement GmbH 4.25% 2017		1,500		1,798
ING Bank NV 6.00% 2007		2,000		2,582
ING Bank NV 5.50% 2012		2,000		2,717
ING Verzekeringen NV 6.25% 2021[3]		750		1,039
Governor and Co. of the Bank of Ireland 6.45% 2010		4,415		6,038
Fortum Oyj 4.625% 2010		1,590		2,064
Fortum Oyj 5.00% 2013		2,750		3,674
Tesco PLC 4.75% 2010		3,925		5,110
Saint-Gobain Nederland BV 5.00% 2010		2,500		3,264
Saint-Gobain Nederland BV 5.00% 2014		1,375		1,809
Anglian Water Services Financing PLC 4.625% 2013		3,750		4,884
Deutsche Bank AG 5.375% 2012[3]		2,000		2,556
Deutsche Bank AG 5.125% 2013		1,700		2,276
Ford Motor Credit Co. 4.875% 2007		3,705		4,688
National Grid PLC 4.375% 2020		3,750		4,566
Barclays Bank PLC 4.75% (undated)[3]		4,000		4,513
BNP Paribas 5.25% 2014[3]		3,250		4,232
HBOS PLC 6.05% (undated)		3,000		4,127
DaimlerChrysler International Finance BV 7.00% 2011		2,825		3,946
Rheinische Hypothekenbank Eurobond 4.25% 2008[2]		3,000		3,848
International Endesa BV 5.375% 2013		2,750		3,735
Red Eléctrica de España Finance BV 4.75% 2013		2,750		3,630
Essent NV 4.50% 2013		2,750		3,588
Santander Perpetual, SA 4.375% (undated)		2,840		3,567
Kingfisher PLC 4.50% 2010		2,600		3,322
Sumitomo Mitsui Banking Corp. 4.375% 2014[3]		2,345		2,999
Bulgaria (Republic of) 7.50% 2013		1,638		2,459
Bulgaria (Republic of) 7.50% 2013		250		375
Cadbury Schweppes Investments PLC, Series 41, 4.25% 2009		2,150		2,742
Deutsche Telekom International Finance BV 7.50% 2007[3]		750		973
Deutsche Telekom International Finance BV 8.125% 2012[3]		1,160		1,745
Household Finance Corp. 5.125% 2009		2,000		2,617
Royal Bank of Scotland PLC 4.875% 2009		750		975
Royal Bank of Scotland PLC 6.00% 2013		960		1,351
Aries Vermögensverwaltungs GmbH, Series B, 7.75% 2009		1,500		2,119
Mizuho Financial Group (Cayman) Ltd. 4.75% 2014[3]		1,500		1,932
Holcim Finance (Luxembourg) SA 4.375% 2014		€1,480	$	US 1,879
Dexia Municipal Agency 3.50% 2009[2]		1,428		1,801
Stora Enso Oyj 5.125% 2014		1,000		1,306
JSG Holdings PLC 11.50% 2015[4]		934		1,210
E.ON International Finance BV 5.75% 2009		750		996
Edison SpA 5.125% 2010		750		991
AEGON NV 4.625% 2008		750		963
Bank of America Corp. 3.625% 2008		750		950
France Télécom 6.75% 2008[3]		530		699
Finland (Republic of) 5.75% 2011		500		689
Iesy Repository GmbH 10.125% 2015		500		615
RWE Finance BV 6.125% 2012		250		353
Telenet Communications NV 9.00% 2013		143		202
WDAC Subsidiary Corp. 8.50% 2014		125		159
				800,922

JAPANESE YEN — 6.17%
Japanese Government 0.50% 2007		¥2,364,150		20,043
Japanese Government 0.90% 2008		5,623,500		47,866
Japanese Government 1.80% 2010		5,355,000		46,750
Japanese Government 1.30% 2011		910,000		7,789
Japanese Government 0.50% 2013		1,750,000		14,028
Japanese Government 1.50% 2014		7,270,000		61,581
Japanese Government 2.30% 2035		1,280,800		10,546
Ontario (Province of) 1.875% 2010		225,000		1,968
KfW International Finance Inc. 1.75% 2010		100,000		872
				211,443

BRITISH POUNDS — 4.81%
United Kingdom 7.50% 2006		£ 795		1,494
United Kingdom 7.25% 2007		2,840		5,453
United Kingdom 5.75% 2009		250		481
United Kingdom 4.75% 2010		7,740		14,485
United Kingdom 5.00% 2012		9,500		18,069
United Kingdom 5.00% 2014		9,700		18,662
United Kingdom 4.75% 2015		13,185		25,038
United Kingdom 8.00% 2015		600		1,412
United Kingdom 4.00% 2016		2,600		4,670
United Kingdom 2.50% 2016[1]		419		854
United Kingdom 4.75% 2020		3,750		7,229
United Kingdom 6.00% 2028		1,350		3,156
United Kingdom 4.25% 2036		455		875
United Kingdom 4.75% 2038		5,480		11,497
United Kingdom 4.25% 2055		550		1,112
Abbey National PLC 7.50% (undated)[3]		4,510		9,556
Abbey National PLC 7.50% (undated)[3]		450		902
Commerzbank AG 6.625% 2019		3,000		6,178
Commerzbank Capital Funding Trust II, Class B, 5.905% noncumulative preferred (undated)[3]		1,250		2,309
British Telecommunications PLC 8.625% 2020		3,290		7,525
British Telecommunications PLC 5.75% 2028		500		902
SLM Student Loan Trust, Series 2003-10, Class A-4, 5.15% 2039[2,5]		2,400		4,519
Tesco PLC 5.50% 2033		2,140		4,251
WT Finance (Australia) Pty Ltd., Westfield Europe Finance PLC, and WEA Finance LLC 5.50% 2017		1,985		3,690
Kingfisher PLC 5.625% 2014		1,650		3,043
General Electric Capital Corp. 5.00% 2006		90		168
General Electric Capital Corp., Series A, 7.25% 2007		350		666
General Electric Capital Corp. 5.625% 2031		750		1,562
Standard Chartered Bank 5.375% (undated)		£1,100	$	US 2,009
Halifax Building Society 11.00% 2014		650		1,636
UPM-Kymmene Corp. 6.625% 2017		750		1,478
				164,881

SWEDISH KRONOR — 4.19%
Swedish Government 8.00% 2007		SKr 12,000		1,706
Swedish Government 5.00% 2009		142,830		20,182
Swedish Government 5.25% 2011		393,250		57,409
Swedish Government 6.75% 2014		326,925		53,839
Swedish Government 5.00% 2020		7,800		1,223
AB Spintab 6.00% 2009		62,800		9,045
				143,404

SOUTH KOREAN WON — 2.42%
Korean Government 4.50% 2008		KRW19,885,000		20,976
Korean Government 5.00% 2011		7,445,590		7,988
Korean Government 4.25% 2014		42,815,000		43,895
Korean Government 5.25% 2015		9,090,000		9,987
				82,846

SINGAPORE DOLLARS — 2.27%
Singapore (Republic of) 3.125% 2011		S$67,685		42,791
Singapore (Republic of) 3.75% 2016		53,310		35,029
				77,820

MEXICAN PESOS — 1.91%
United Mexican States Government, Series M10, 10.50% 2011		MXN 10,011		1,068
United Mexican States Government, Series MI10, 9.50% 2014		232,000		22,702
United Mexican States Government, Series M20, 8.00% 2023		156,587		13,636
United Mexican States Government, Series M20, 10.00% 2024		270,000		28,032
				65,438

ISRAELI SHEKELS — 1.85%
Israeli Government 7.50% 2014		ILS254,545		63,413

POLISH ZLOTY — 1.83%
Polish Government 5.75% 2010		PLN67,150		21,742
Polish Government 6.00% 2010		60,500		19,786
Polish Government 4.25% 2011		7,500		2,286
Polish Government 5.00% 2013		28,790		8,959
Polish Government 6.25% 2015		30,000		10,096
				62,869

NEW TURKISH LIRE — 1.81%
Turkey (Republic of) 20.00% 2007		TRY37,648		24,751
Turkey (Republic of) Treasury Bill 0% 2007		9,122		5,315
Turkey (Republic of) Treasury Bill 0% 2007		6,375		3,642
Turkey (Republic of) 15.00% 2010		49,452		28,417
				62,125

THAI BAHT — 1.61%
Thai Government 3.875% 2008		THB200,000		5,223
Thai Government 4.125% 2009		725,415		18,841
Thai Government 5.25% 2013		300,000		8,080
Thai Government 5.00% 2014		737,890		19,589
Thai Government 5.40% 2016		125,000		3,407
				55,140

CANADIAN DOLLARS — 1.06%
Canadian Government 7.25% 2007		C$ 1,000	$	US 913
Canadian Government 5.50% 2010		13,755		12,978
Canadian Government 5.25% 2012		19,000		18,145
Canadian Government 5.75% 2029		2,250		2,495
Manitoba Telecom Services Inc., Series 4, 5.85% 2009		1,000		922
Thompson Corp. 6.50% 2007		825		750
				36,203

ARGENTINE PESOS — 0.87%
Argentina (Republic of) 7.255% 2033[1,2,4]		ARS 61,809		18,459
Argentina (Republic of) GDP-Linked 2035		113,975		3,379
Argentina (Republic of) 0.797% 2038[1,2]		61,843		7,830
				29,668

DANISH KRONER — 0.73%
Nykredit 4.00% 2035[2]		DKr157,547		25,081

EGYPTIAN POUNDS — 0.61%
Egypt (Arab Republic of) Treasury Bill 0% 2006		EGP10,000		1,715
Egypt (Arab Republic of) Treasury Bill 0% 2007		15,375		2,612
Egypt (Arab Republic of) Treasury Bill 0% 2007		37,750		6,333
Egypt (Arab Republic of) Treasury Bill 0% 2007		10,800		1,809
Egypt (Arab Republic of) Treasury Bill 0% 2007		10,000		1,666
Egypt (Arab Republic of) Treasury Bill 0% 2007		8,625		1,431
Egypt (Arab Republic of) Treasury Bill 0% 2007		9,025		1,492
Egypt (Arab Republic of) Treasury Bill 0% 2007		17,600		2,905
Egypt (Arab Republic of) Treasury Bill 0% 2007		4,625		784
				20,747

INDONESIAN RUPIAH — 0.55%
Indonesia (Republic of) 12.25% 2007		IDR12,420,000		1,369
Indonesia (Republic of) 10.00% 2011		4,000,000		423
Indonesia (Republic of) 12.50% 2013		26,790,000		3,136
Indonesia (Republic of) 11.00% 2014		35,000,000		3,835
Indonesia (Republic of) 11.00% 2020		35,230,000		3,736
Indonesia (Republic of) 12.80% 2021		22,800,000		2,733
Indonesia (Republic of) 12.90% 2022		31,000,000		3,744
				18,976

MALAYSIAN RINGGIT — 0.48%
Malaysia 3.756% 2011		MYR20,000		5,384
Malaysia 4.262% 2016		40,000		10,942
				16,326

COLOMBIAN PESOS — 0.45%
Columbia (Republic of) Global 11.75% 2010		COP 2,385,000		1,064
Colombia (Republic of) Global 12.00% 2015		30,214,000		14,401
				15,465

AUSTRALIAN DOLLARS — 0.43%
New South Wales Treasury Corp. 5.50% 2014		A$10,250		7,487
Queensland Treasury Corp. 6.00% 2015		9,750		7,408
				14,895

BRAZILIAN REAIS — 0.38%
Brazilian Treasury Bill 9.445% 2010[1]		R$31,484		13,123

HUNGARIAN FORINT — 0.21%
Hungarian Government 6.00% 2011		HUF1,700,000	$	US 7,232

U.S. DOLLARS — 34.71%
U.S. Treasury 3.125% 2007	$	US18,810		18,595
U.S. Treasury 3.25% 2007		9,650		9,511
U.S. Treasury 3.625% 2007		11,850		11,731
U.S. Treasury 6.25% 2007		16,990		17,063
U.S. Treasury 4.75% 2008		6,900		6,910
U.S. Treasury 3.375% 2008		10,000		9,739
U.S. Treasury 3.875% 2009[1]		571		587
U.S. Treasury 5.75% 2010		1,500		1,561
U.S. Treasury 4.50% 2011		15,780		15,723
U.S. Treasury 4.875% 2011[6]		25,214		25,510
U.S. Treasury 2.375% 2011[1]		595		595
U.S. Treasury 4.875% 2012[6]		11,630		11,795
U.S. Treasury 3.875% 2013[6]		58,250		55,956
U.S. Treasury 4.25% 2013[6]		5,500		5,385
U.S. Treasury Principal Strip 0% 2014[6]		19,000		13,561
U.S. Treasury 4.00% 2014[6]		11,970		11,512
U.S. Treasury 4.25% 2014[6]		31,000		30,254
U.S. Treasury 2.00% 2014[1,6]		606		593
U.S. Treasury 4.50% 2016[6]		9,920		9,822
U.S. Treasury 8.875% 2017[6]		4,250		5,742
U.S. Treasury 8.50% 2020[6]		27,625		37,656
U.S. Treasury 7.875% 2021[6]		3,000		3,944
U.S. Treasury 8.00% 2021[6]		4,010		5,366
U.S. Treasury 3.375% 2025[1,6]		248		252
U.S. Treasury 6.50% 2026[6]		24,350		29,505
U.S. Treasury 5.25% 2029[6]		6,725		7,113
U.S. Treasury 3.375% 2032[1,6]		264		327
U.S. Treasury 4.50% 2036[6]		86,330		82,742
Fannie Mae 2.625% 2006		24,380		24,298
Fannie Mae, Series 2003-T1, Class B, 4.491% 2012[2]		3,000		2,918
Fannie Mae 5.00% 2017[2]		2,071		2,042
Fannie Mae 5.00% 2019[2]		485		477
Fannie Mae, Series 2001-4, Class GA, 10.285% 2025[2,3]		35		38
Fannie Mae 3.769% 2033[2,3]		1,925		1,889
Fannie Mae 5.50% 2034[2]		3,228		3,190
Fannie Mae 5.50% 2034[2]		1,208		1,194
Fannie Mae 5.00% 2035[2]		6,719		6,458
Fannie Mae 5.852% 2036[2,3]		911		917
Fannie Mae, Series 2006-49, Class PA, 6.00% 2036[2]		1,905		1,944
Fannie Mae, Series 2006-56, Class OG, principal only, 0% 2036[2]		7,766		5,925
Aries Vermögensverwaltungs GmbH, Series C, 9.60% 2014[5]		4,000		5,180
Aries Vermögensverwaltungs GmbH, Series C, 9.60% 2014		28,000		36,260
Freddie Mac 4.036% 2033[2,3]		1,530		1,505
Freddie Mac 5.00% 2035[2]		12,262		11,795
Freddie Mac 5.00% 2035[2]		3,764		3,620
Freddie Mac 4.602% 2035[2,3]		5,534		5,441
Freddie Mac 6.00% 2036[2]		8,893		8,939
Freddie Mac, Series 3171, Class MO, principal only, 0% 2036[2]		7,191		5,331
Government National Mortgage Assn. 5.50% 2036[2]		21,741		21,529
Government National Mortgage Assn. 5.50% 2036[2]		11,137		11,029
Government National Mortgage Assn. 6.00% 2036[2]		1,000		1,009
Russian Federation 5.00%/7.50% 2030[2,7]		17,690		19,758
CS First Boston Mortgage Securities Corp., Series 2006-2R, Class A-PO, principal only, 0% 2036[2,5]		11,269		7,755
CS First Boston Mortgage Securities Corp., Series 2005-C1, Class A-3, 4.813% 2038[2]		2,000		1,959
CS First Boston Mortgage Securities Corp., Series 2001-CK6, Class A-3, 6.387% 2036[2]	$	US 1,625	$	US 1,703
CS First Boston Mortgage Securities Corp., Series 2006-3, Class 1-A-4A, 5.896% 2036[2]		1,000		1,009
CS First Boston Mortgage Securities Corp., Series 2001-CF2, Class A-3, 6.238% 2034[2]		904		911
CS First Boston Mortgage Securities Corp., Series 2005-7, Class III-A-1, 5.00% 2020[2]		757		739
CS First Boston Mortgage Securities Corp., Series 2004-C4, Class A-4, 4.283% 2039[2]		500		480
CS First Boston Mortgage Securities Corp., Series 2003-29, Class V-A-1, 7.00% 2033[2]		312		315
Ras Laffan Liquefied Natural Gas Co. Ltd. 3.437% 2009[2,5]		1,744		1,691
Ras Laffan Liquefied Natural Gas II 5.298% 2020[2,5]		4,725		4,562
Ras Laffan Liquefied Natural Gas III 5.838% 2027[2,5]		8,000		7,742
United States Agency for International Development, State of Israel, Class 1-A, 5.50% 2023		12,500		13,047
Enersis SA 7.375% 2014		11,935		12,707
Singapore Telecommunications Ltd. 6.375% 2011[5]		11,390		11,931
HVB Funding Trust I 8.741% 2031[5]		5,350		6,720
UniCredito Italiano Capital Trust II 9.20% (undated)[5]		4,000		4,522
Sumitomo Mitsui Banking Corp. 5.625% (undated)[3,5]		11,290		11,007
State of Qatar 9.75% 2030		7,250		10,748
Scottish Power PLC 5.375% 2015		9,700		9,524
Scottish Power PLC 5.81% 2025		1,225		1,206
Argentina (Republic of) 4.193% 2012[2,3]		9,800		6,787
Argentina (Republic of) 0% 2035		28,000		2,744
Lafarge 6.15% 2011		7,500		7,669
Lafarge 6.50% 2016		1,590		1,646
HBOS PLC, Series B, 5.92% (undated)[3,5]		8,900		8,625
HBOS PLC 5.375% (undated)[3,5]		650		639
Structured Adjustable Rate Mortgage Loan Trust, Series 2006-2, Class 5-A-1, 6.00% 2036[2,3]		3,929		3,940
Structured Adjustable Rate Mortgage Loan Trust, Series 2006-4, Class 5-A-1, 5.977% 2036[2,3]		2,982		2,992
Structured Adjustable Rate Mortgage Loan Trust, Series 2006-4, Class 4-A-1, 5.99% 2036[2,3]		1,966		1,973
Development Bank of Singapore Ltd. 7.875% 2010[5]		7,250		7,851
Development Bank of Singapore Ltd. 7.125% 2011[5]		800		859
Telecom Italia Capital SA, Series B, 5.25% 2013		6,550		6,211
Telecom Italia Capital SA 7.20% 2036		1,750		1,804
TuranAlem Finance BV 7.75% 2013[5]		1,145		1,142
TuranAlem Finance BV 8.00% 2014		2,600		2,605
TuranAlem Finance BV 8.50% 2015[5]		3,695		3,766
Commercial Mortgage Trust, Series 2003-LNB1, Class A-2, 4.084% 2038[2]		8,000		7,486
Resona Bank, Ltd. 5.85% (undated)[3,5]		7,565		7,409
Countrywide Alternative Loan Trust, Series 2006-16CB, Class A-2, 6.00% 2036[2]		5,973		5,982
Countrywide Alternative Loan Trust, Series 2005-64CB, Class 1-A-7, 5.50% 2035[2]		915		912
Sprint Capital Corp. 6.00% 2007		250		250
Nextel Communications, Inc., Series E, 6.875% 2013		2,660		2,711
Nextel Communications, Inc., Series D, 7.375% 2015		3,625		3,744
Deutsche Telekom International Finance BV 8.00% 2010[3]		2,500		2,729
Deutsche Telekom International Finance BV 8.25% 2030[3]		2,550		3,124
Open Joint Stock Co. Gazprom 9.125% 2007		3,250		3,329
Open Joint Stock Co. Gazprom, Series 2, 8.625% 2034[5]		2,000		2,495
Banc of America Commercial Mortgage Inc., Series 2005-5, Class A-3B, 5.401% 2045[2,3]		5,000		5,007
Banc of America Commercial Mortgage Inc., Series 2001-1, Class A-2, 6.503% 2036[2]		718		749
Kazkommerts International BV 7.00% 2009[5]		2,250		2,270
Kazkommerts International BV 8.50% 2013		1,750		1,851
Kazkommerts International BV (CGMD) 7.375% 2014[3,5]		500		503
Kazkommerts International BV 7.875% 2014[5]		500		510
Kazkommerts International BV 7.875% 2014		500		510
Pemex Project Funding Master Trust 9.125% 2010		500		561
Pemex Project Funding Master Trust 5.75% 2015		5,000		4,891
SBC Communications Inc. 6.25% 2011		3,250		3,359
SBC Communications Inc. 5.625% 2016		1,500		1,486
SBC Communications Inc. 6.45% 2034		520		524
General Motors Corp. 7.20% 2011	$	US 325	$	US 301
General Motors Acceptance Corp. 7.25% 2011		825		830
General Motors Acceptance Corp. 7.00% 2012		925		923
General Motors Corp. 7.125% 2013		850		751
Residential Capital Corp. 6.875% 2015		1,510		1,571
General Motors Corp. 7.70% 2016		1,000		876
Lebanon (Republic of) 8.50% 2016[5]		5,250		5,237
Dominican Republic 9.50% 2011[4]		368		397
Dominican Republic 9.04% 2018[5]		2,459		2,754
Dominican Republic 9.04% 2018		1,771		1,983
National Grid PLC 6.30% 2016		4,825		5,015
Telefónica Emisiones, SAU 7.045% 2036		4,500		4,764
Brazil (Federal Republic of) Global 7.875% 2015		2,000		2,197
Brazil (Federal Republic of) Global 7.125% 2037		2,500		2,559
CHL Mortgage Pass-Through Trust, Series 2005-HYB8, Class 4-A-1, 5.691% 2035[2,3]		3,503		3,479
CHL Mortgage Pass-Through Trust, Series 2006-HYB5, Class 3-A-1B, 6.008% 2036[2,3]		1,209		1,220
PSEG Energy Holdings Inc. 8.625% 2008		845		881
PSEG Power LLC 7.75% 2011		3,325		3,611
Tengizchevroil Finance Co. S.àr.l., Series A, 6.124% 2014[2,5]		4,500		4,477
Washington Mutual, Inc. 5.25% 2017		1,000		964
Washington Mutual Preferred Funding I Ltd. 6.534% (undated)[3,5]		3,500		3,451
Skandinaviska Enskilda Banken 6.875% 2009		1,985		2,054
Skandinaviska Enskilda Banken AB 5.471% (undated)[3,5]		2,450		2,348
Bear Stearns Asset-backed Securities I Trust, Series 2005-AC8, Class A-4, 5.50% 2035[2]		4,358		4,348
Santander Issuances, SA Unipersonal 5.75% 2016[3,5]		2,100		2,103
Santander Issuances, SA Unipersonal 5.805% 2016[3,5]		2,000		2,030
Bulgaria (Republic of) 8.25% 2015		3,300		3,890
PCCW-HKT Capital No. 3 Ltd. 5.25% 2015[5]		4,100		3,856
Massachusetts RRB Special Purpose Trust, Series 2005-1, Class A-4, 4.40% 2015[2]		4,000		3,855
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2005-LDP4, Class A-2, 4.79% 2042[2]		2,890		2,851
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2004-CIBC10, Class A-2, 3.89% 2037[2]		1,000		977
Small Business Administration, Series 2003-20J, 4.92% 2023[2]		3,828		3,779
United Mexican States Government Global 11.375% 2016		1,220		1,754
United Mexican States Government Global 7.50% 2033		1,440		1,665
El Salvador (Republic of) 7.65% 2035[5]		3,130		3,373
BOI Capital Funding (No. 2) LP 5.571% (undated)[3,5]		3,400		3,285
France Télécom 7.75% 2011[3]		2,980		3,268
Bear Stearns ALT-A Trust, Series 2005-9, Class II-6A-1, 5.835% 2035[2,3]		2,956		2,962
CCO Holdings, LLC and CCO Holdings Capital Corp. 8.75% 2013		2,925		2,958
Korea Development Bank 4.625% 2010		3,000		2,929
Continental Airlines, Inc., Series 1997-4, Class A, 6.90% 2019[2]		193		199
Continental Airlines, Inc., Series 2003-ERJ1, Class A, 7.875% 2020[2]		137		136
Continental Airlines, Inc., Series 2000-2, Class A-1, 7.707% 2022[2]		2,423		2,591
American Tower Corp. 7.25% 2011		500		517
American Tower Corp. 7.125% 2012		1,595		1,643
American Tower Corp. 7.50% 2012		475		490
St. Paul Travelers Companies, Inc. 6.25% 2016		2,500		2,611
Stora Enso Oyj 6.404% 2016[5]		1,000		1,021
Stora Enso Oyj 7.25% 2036[5]		1,470		1,527
SBA CMBS Trust, Series 2005-1, Class A, 5.369% 2035[2,5]		2,050		2,057
SBA CMBS Trust, Series 2005-1, Class B, 5.565% 2035[2,5]		475		478
American Cellular Corp., Series B, 10.00% 2011		1,000		1,052
Dobson Cellular Systems, Inc. 9.875% 2012		200		215
Dobson Communications Corp. 8.875% 2013		1,250		1,245
General Electric Co. 5.00% 2013		1,000		990
General Electric Capital Corp., Series A, 6.75% 2032		1,275		1,462
Jamaican Government 9.00% 2015		280		300
Jamaican Government 9.25% 2025		2,000		2,142
Vodafone Group PLC 7.75% 2010	$	US2,250	$	US2,414
Westfield Capital Corp. Ltd., WT Finance (Australia) Pty Ltd. and WEA Finance LLC 4.375% 2010[5]		1,760		1,699
Westfield Capital Corp. Ltd., WT Finance (Australia) Pty Ltd. and WEA Finance LLC 5.125% 2014[5]		700		680
Residential Accredit Loans, Inc., Series 2006-QS1, Class A-3, 5.75% 2036[2]		1,507		1,514
Residential Accredit Loans, Inc., Series 2006-QA1, Class A-III-1, 6.277% 2036[2,3]		844		857
Mizuho Capital Investment (USD) 1 Ltd. and Mizuho Capital Investment (EUR) 1 Ltd. 6.686%
noncumulative preferred (undated)[3,5]		2,320		2,344
Qantas Airways Ltd. 6.05% 2016[5]		2,300		2,316
Indonesia (Republic of) 6.75% 2014[5]		1,250		1,278
Indonesia (Republic of) 6.875% 2017[5]		1,000		1,027
Household Finance Corp. 6.40% 2008		500		510
HSBC Finance Corp. 5.00% 2015		1,815		1,757
WaMu Mortgage Pass-Through Certificates Trust, Series 2003-S6, Class II-A-3, 4.75% 2018[2]		2,328		2,254
PETRONAS Capital Ltd. 7.00% 2012[5]		2,050		2,209
Triton PCS, Inc. 8.50% 2013		2,350		2,191
Viacom Inc. 6.25% 2016[5]		1,500		1,489
Viacom Inc. 6.875% 2036[5]		700		694
Tenet Healthcare Corp. 6.375% 2011		1,425		1,259
Tenet Healthcare Corp. 7.375% 2013		1,000		906
Centex Corp. 4.75% 2008		525		520
Centex Corp. 5.25% 2015		1,735		1,624
Liberty Mutual Group Inc. 6.50% 2035[5]		685		656
Liberty Mutual Group Inc. 7.50% 2036[5]		1,345		1,447
Spirit Master Funding LLC, Net-Lease Mortgage Notes, Series 2005-1, Class A-1, AMBAC insured, 5.05% 2023[2,5]		2,137		2,061
AES Corp. 9.50% 2009		665		713
AES Corp. 8.75% 2013[5]		1,250		1,347
Sierra Pacific Power Co., General and Refunding Mortgage Notes, Series H, 6.25% 2012		1,375		1,408
Nevada Power Co., General and Refunding Mortgage Notes, Series G, 9.00% 2013		325		356
Sierra Pacific Resources 8.625% 2014		250		271
Wachovia Bank Commercial Mortgage Trust, Series 2005-C16, Class A-PB, 4.692% 2041[2]		2,000		1,948
Federal Home Loan Bank 5.625% 2016		1,875		1,930
Chohung Bank 4.50% 2014[3,5]		2,000		1,925
Intelsat (Bermuda), Ltd. 10.484% 2012[3]		750		764
Intelsat (Bermuda), Ltd. 8.25% 2013		540		549
Intelsat PanAmSat Opco 9.00% 2016[5]		575		595
Banque Centrale de Tunisie 7.375% 2012		1,750		1,906
Energy Transfer Partners, LP 5.95% 2015		1,900		1,899
Enterprise Products Operating LP, Series B, 5.00% 2015		2,000		1,879
Edison Mission Energy 7.73% 2009		500		516
Edison Mission Energy 7.50% 2013[5]		1,175		1,193
Midwest Generation, LLC, Series B, 8.56% 2016[2]		146		155
D.R. Horton, Inc. 6.50% 2016		1,895		1,863
J.C. Penney Co., Inc. 8.00% 2010		1,705		1,835
Windstream Corp. 8.125% 2013[5]		1,400		1,493
Valor Telecommunications Enterprises, LLC and Valor Telecommunications Enterprises Finance Corp. 7.75% 2015		305		326
Simon Property Group, LP 6.35% 2012		1,000		1,046
Simon Property Group, LP 5.875% 2017		750		759
International Paper Co. 5.50% 2014		1,790		1,773
Sanmina-SCI Corp. 8.125% 2016		1,750		1,724
Gulfstream Natural Gas 6.19% 2025[5]		1,670		1,692
Hospitality Properties Trust 6.75% 2013		690		726
Hospitality Properties Trust 5.125% 2015		1,000		953
Centennial Communications Corp. 11.258% 2013[3]		500		519
Centennial Communications Corp. and Centennial Cellular Operating Co. LLC 10.125% 2013		840		897
Centennial Communications Corp. and Centennial Cellular Operating Co. LLC and
Centennial Puerto Rico Operations Corp. 8.125% 2014[3]		250		248
LBI Media, Inc. 10.125% 2012		1,500		1,586
MDC Holdings, Inc. 5.50% 2013		1,690		1,577
R.H. Donnelley Inc. 10.875% 2012[5]	$	US 750	$	US 829
Dex Media, Inc., Series B, 8.00% 2013		750		748
TNK-BP Finance SA 7.50% 2016[5]		1,500		1,570
UPM-Kymmene Corp. 5.625% 2014[5]		1,590		1,551
Covalence Specialty Materials Corp. 10.25% 2016[5]		1,575		1,536
ACE INA Holdings Inc. 5.875% 2014		1,510		1,527
Qwest Capital Funding, Inc. 7.00% 2009		900		909
Qwest Communications International Inc., Series B, 7.50% 2014		250		252
U S WEST Capital Funding, Inc. 6.875% 2028		200		180
Qwest Capital Funding, Inc. 7.75% 2031		180		175
Allied Waste North America, Inc., Series B, 5.75% 2011		250		241
Allied Waste North America, Inc., Series B, 7.375% 2014		1,280		1,267
THL Buildco, Inc. 8.50% 2014		1,090		1,035
NTK Holdings Inc. 0%/10.75% 2014[7]		650		452
Guatemala (Republic of) 10.25% 2011		990		1,171
Guatemala (Republic of) 9.25% 2013		260		304
Pakistan (Republic of) 7.125% 2016[5]		1,500		1,474
El Paso Corp. 6.375% 2009		375		376
El Paso Corp. 7.75% 2010		745		775
Sonat Inc. 7.625% 2011		25		26
El Paso Corp. 7.875% 2012		75		78
El Paso Energy Corp. 7.375% 2012		195		199
Old Dominion Electric Cooperative, Series 2003-A, 5.676% 2028[2]		1,437		1,446
Pogo Producing Co. 7.875% 2013[5]		675		691
Pogo Producing Co. 6.625% 2015		50		48
Pogo Producing Co. 6.875% 2017		730		700
American Airlines, Inc., Series 2001-2, Class A-2, 7.858% 2013		1,141		1,227
American Airlines, Inc., Series 2001-1, Class B, 7.377% 2019[2]		225		207
Toll Brothers, Inc. 6.875% 2012		250		253
Toll Brothers, Inc. 4.95% 2014		1,290		1,157
Morris Publishing Group, LLC and Morris Publishing Finance Co., Series B, 7.00% 2013		1,475		1,401
TFM, SA de CV 10.25% 2007		585		601
TFM, SA de CV 12.50% 2012		715		790
Goodman Global Holdings, Inc., Series B, 7.875% 2012		1,450		1,388
Colombia (Republic of) Global 10.375% 2033		484		661
Columbia (Republic of) Global 7.375% 2037		715		726
Cinemark USA, Inc. 9.00% 2013		750		782
Cinemark, Inc. 0%/9.75% 2014[7]		750		602
GE Capital Commercial Mortgage Corp., Series 2001-3, Class A-2, 6.07% 2038[2]		1,000		1,039
GE Capital Commercial Mortgage Corp., Series 2001-1, Class A-1, 6.079% 2033[2]		310		315
SLM Corp., Series A, 5.00% 2015		1,375		1,327
Seneca Gaming Corp. 7.25% 2012		1,300		1,306
Warner Chilcott Corp. 8.75% 2015		1,220		1,269
Morgan Stanley Capital I Trust, Series 2005-HQ7, Class A-2, 5.375% 2042[2,3]		1,250		1,250
Building Materials Corp. of America 8.00% 2008		75		75
Building Materials Corp. of America 7.75% 2014		1,305		1,165
Petroleum Export Ltd., Class A-1, MBIA insured, 4.623% 2010[2,5]		1,250		1,233
Concentra Operating Corp. 9.50% 2010		500		522
Concentra Operating Corp. 9.125% 2012		675		705
Neiman Marcus Group, Inc. 9.00% 2015[4]		1,150		1,228
Royal Bank of Scotland Group PLC 5.00% 2014		5		5
Royal Bank of Scotland Group PLC 5.512% noncumulative trust preferred (undated)[3]		1,250		1,216
Transcontinental Gas Pipe Line Corp., Series B, 7.00% 2011		100		103
Transcontinental Gas Pipe Line Corp. 6.40% 2016[5]		75		75
Transcontinental Gas Pipe Line Corp. 7.25% 2026		575		589
Williams Companies, Inc. 8.75% 2032		390		429
American Media Operations, Inc., Series B, 10.25% 2009		905		846
American Media Operations, Inc. 8.875% 2011		380		335
Stater Bros. Holdings Inc. 8.125% 2012	$	US1,160	$	US1,172
Litigation Settlement Monetized Fee Trust I, Series 2001-1, Class A-2 10.98% 2031[2,5]		1,000		1,122
Rural Cellular Corp. 9.75% 2010		750		758
Rural Cellular Corp. 11.239% 2012[3]		350		363
Nielsen Finance LLC and Nielsen Finance Co. 10.00% 2014[5]		750		779
Nielsen Finance LLC and Nielsen Finance Co. 0%/12.50% 2016[5,7]		575		340
Hughes Network Systems, LLC and HNS Finance Corp. 9.50% 2014[5]		1,075		1,113
Drummond Co., Inc. 7.375% 2016[5]		1,175		1,110
Columbia/HCA Healthcare Corp. 7.00% 2007		600		606
HCA Inc. 5.50% 2009		500		502
Cablevision Systems Corp., Series B, 8.00% 2012		1,070		1,089
Korea First Bank 7.267% 2034[3,5]		1,000		1,078
Celestica Inc. 7.875% 2011		725		732
Celestica Inc. 7.625% 2013		345		344
Comcast Cable Communications, Inc. 6.75% 2011		1,020		1,073
Peru (Republic of) 7.35% 2025		1,000		1,071
UAL Corp., Term Loan B, 9.08% 2012[2,3]		747		753
United Air Lines, Inc., Series 2001-1, Class A-1, 6.071% 2014[2]		307		307
EOP Operating LP 7.00% 2011		1,000		1,060
Young Broadcasting Inc. 10.00% 2011		1,120		1,051
Kraft Foods Inc. 6.25% 2012		1,000		1,041
Bank of America, NA and First Union National Bank Commercial Mortgage Trust, Series 2001-3, Class A-1, 4.89% 2037[2]		1,042		1,037
DynCorp International and DIV Capital Corp., Series A, 9.50% 2013		995		1,035
Petro Stopping Centers, LP and Petro Financial Corp. 9.00% 2012		1,015		1,033
AMC Entertainment Inc. 9.875% 2012		1,000		1,032
Vitamin Shoppe Industries, Inc. 12.905% 2012[3,5]		1,000		1,032
DRS Technologies, Inc. 6.875% 2013		700		695
DRS Technologies, Inc. 6.625% 2016		225		222
DRS Technologies, Inc. 7.625% 2018		100		102
Ultrapetrol (Bahamas) Ltd., First Preferred Ship Mortgage Notes, 9.00% 2014		1,100		1,017
BNSF Funding Trust I 6.613% 2055[3]		1,000		1,008
AEP Industries Inc. 7.875% 2013		1,000		1,005
Federal Agricultural Mortgage Corp. 4.25% 2008		1,000		986
May Department Stores Co. 5.75% 2014		1,000		986
Newfield Exploration Co. 6.625% 2016		1,000		977
Aztar Corp. 7.875% 2014		900		974
Mohegan Tribal Gaming Authority 6.375% 2009		970		968
Dollarama Group LP and Dollarama Corp. 8.875% 2012		940		964
HealthSouth Corp. 10.75% 2016[5]		925		949
SUPERVALUE INC., Term Loan B, 7.188% 2012[2,3]		250		250
Albertson's, Inc. 7.45% 2029		750		698
Liberty Media Corp. 7.875% 2009		660		694
Liberty Media Corp. 8.25% 2030		250		251
Developers Diversified Realty Corp. 5.375% 2012		950		941
K. Hovnanian Enterprises, Inc. 6.00% 2010		1,000		936
Banc of America Funding Corp., Series 2005-H, Class 9-A-1, 5.966% 2035[2,3]		926		928
William Lyon Homes, Inc. 10.75% 2013		1,000		925
NRG Energy, Inc. 7.25% 2014		925		920
SunGard Data Systems Inc. 9.125% 2013		880		915
CanWest Media Inc., Series B, 8.00% 2012		916		910
Tenneco Automotive Inc. 8.625% 2014		910		903
Twin Reefs Asset Trust (XLFA), Series B, 6.33% (undated)[3,5]		900		902
Pathmark Stores, Inc. 8.75% 2012		895		870
CVS Corp. 6.117% 2013[2,5]		852		862
WDAC Subsidiary Corp. 8.375% 2014[5]		850		859
Technical Olympic USA, Inc. 9.00% 2010		325		311
Technical Olympic USA, Inc. 10.375% 2012		625		544
United Rentals (North America), Inc. 7.75% 2013		860		851
Mediacom Broadband Corp. 8.50% 2015[5]		850		849
Molson Coors Capital Finance ULC 4.85% 2010		850		836
AMH Holdings, Inc. 0%/11.25% 2014[7]		1,500		833
Boise Cascade, LLC and Boise Cascade Finance Corp. 7.125% 2014		885		830
Iraq (Republic of) 5.80% 2028[2,5]		1,250		825
Georgia Gulf Corp. 9.50% 2014[5]		550		548
Georgia Gulf Corp. 10.75% 2016[5]		275		271
CCMG Acquisition Corp. 10.50% 2016[5]		725		801
Circus and Eldorado Joint Venture and Silver Legacy Resort Casino 10.125% 2012		750		792
Chase Commercial Mortgage Securities Corp., Series 1998-1, Class A-2, 6.56% 2030[2]		778		789
Fisher Communications, Inc. 8.625% 2014		750		782
NTL Cable PLC 8.75% 2014		750		782
Standard Aero Holdings, Inc. 8.25% 2014		805		781
Serena Software, Inc. 10.375% 2016		734		773
Sabre Holdings Corp. 6.35% 2016		775		771
Residential Accredit Loans, Inc., Series 2004-QS16, Class 1-A-1, 5.50% 2034[2]		766		762
Plastipak Holdings, Inc. 8.50% 2015[5]		750		761
Wynn Las Vegas, LLC and Wynn Las Vegas Capital Corp. 6.625% 2014		780		761
Elizabeth Arden, Inc. 7.75% 2014		770		758
Hertz Vehicle Financing LLC, Rental Car Asset-backed Notes, Series 2005-2, Class A-6, AMBAC insured, 5.08% 2011[2,5]		750		746
International Lease Finance Corp. 4.75% 2009		750		740
MGM MIRAGE 6.00% 2009		350		347
MGM MIRAGE 6.75% 2013		290		286
MGM MIRAGE 6.625% 2015		100		97
Burlington Coat Factory Warehouse Corp. 11.25% 2014[5]		750		728
Linens 'n Things, Inc. 11.132% 2014[3,5]		750		728
Weyerhaeuser Co. 7.375% 2032		700		727
XM Satellite Radio Holdings Inc. 9.75% 2014[5]		750		724
Gold Kist Inc. 10.25% 2014		626		723
E*TRADE Financial Corp. 7.875% 2015		680		719
Electronic Data Systems Corp., Series B, 6.50% 2013[3]		480		488
Electronic Data Systems Corp. 7.45% 2029		200		220
Owens-Illinois, Inc. 7.35% 2008		525		532
Owens-Brockway Glass Container Inc. 7.75% 2011		160		165
Earle M. Jorgensen Co. 9.75% 2012		650		696
Reader's Digest Assn., Inc. 6.50% 2011		725		692
K&F Industries, Inc. 7.75% 2014		680		685
Riddell Bell Holdings Inc. 8.375% 2012		690		680
Hawaiian Telcom Communications, Inc. 9.75% 2013		560		578
Hawaiian Telcom Communications, Inc. 10.789% 2013[3]		90		92
Graphic Packaging International, Inc. 8.50% 2011		650		668
American Commercial Lines LLC and ACL Finance Corp. 9.50% 2015		606		664
Nortel Networks Ltd. 10.125% 2013[5]		625		663
Sensata Technologies BV 8.00% 2014[5]		670		655
BAE SYSTEMS 2001 Asset Trust, Series 2001, Class B, 7.156% 2011[2,5]		625		650
World Savings Bank, FSB, Bank Notes, Series 2008-FXR, 4.125% 2008		650		639
Buffets, Inc. 11.25% 2010		600		638
Grupo Posadas, SA de CV 8.75% 2011		600		630
Argo-Tech Corp. 9.25% 2011		600		627
Foundation PA Coal Co. 7.25% 2014		625		611
Wells Fargo & Co. 3.50% 2008		625		610
Bear Stearns ARM Trust, Series 2005-10, Class A-3, 4.65% 2035[2,3]		625		610
Cox Communications, Inc. 4.625% 2010		625		608
Jefferson Smurfit Corp. (U.S.) 8.25% 2012		425		409
Stone Container Corp. 8.375% 2012		205		198
Sealy Mattress Co. 8.25% 2014		580		595
Accuride Corp. 8.50% 2015		625		584
Carnival Corp. 6.15% 2008		565		571
Atlantic Broadband Finance, LLC and Atlantic Broadband Finance, Inc. 9.375% 2014		575		565
Horizon Lines, LLC and Horizon Lines Holding Corp. 9.00% 2012		544		563
WCI Communities, Inc. 9.125% 2012		625		563
Kimco Realty Corp., Series C, 5.783% 2016		550		556
Team Finance LLC and Health Finance Corp. 11.25% 2013		530		546
Williams Scotsman, Inc. 8.50% 2015		525		539
UCAR Finance Inc. 10.25% 2012		510		538
DaimlerChrysler North America Holding Corp. 4.75% 2008		530		525
Nalco Co. 8.875% 2013		500		524
MetroPCS, Inc., Second Lien Loan, 12.938% 2007[2,3]		500		523
Residential Asset Securities Corp. Trust, Series 2001-KS3, Class A-I-6, 5.96% 2031[2]		521		521
Tyson Foods, Inc. 6.85% 2016[3]		500		516
Host Marriott, LP, Series K, 7.125% 2013		500		509
Targa Resources, Inc. and Targa Resources Finance Corp. 8.50% 2013[5]		500		501
Verizon Wireless Capital LLC and Cellco Partnership 5.375% 2006		500		500
Playtex Products, Inc. 9.375% 2011		475		499
Dole Food Co., Inc. 7.25% 2010		125		117
Dole Food Co., Inc. 8.875% 2011		395		380
Rite Aid Corp. 6.125% 2008[5]		500		492
FMG Finance Pty Ltd. 10.625% 2016[5]		500		483
International Coal Group, Inc. 10.25% 2014[5]		500		478
Tower Ventures, LLC, Series 2006-1, Class F, 7.036% 2036[2,5]		460		470
Encore Acquisition Co. 6.00% 2015		500		460
Ashtead Group PLC 8.625% 2015[5]		415		423
Regal Cinemas Corp., Series B, 9.375% 2012[8]		400		422
Gaylord Entertainment Co. 8.00% 2013		400		409
Stoneridge, Inc. 11.50% 2012		400		389
Iron Mountain Inc. 7.75% 2015		380		382
Accellent Inc. 10.50% 2013		365		381
Select Medical Corp. 7.625% 2015		450		381
Boyd Gaming Corp. 7.75% 2012		360		371
Radio One, Inc. 6.375% 2013		400		366
Specialty Underwriting and Residential Finance Trust, Series 2004-BC4, Class A-2B, 5.64% 2035[2,3]		348		348
Equistar Chemicals, LP 10.125% 2008		325		346
Mobile Storage Group, Inc. 9.75% 2014[5]		325		335
Rockwood Specialties Group, Inc. 7.50% 2014		325		322
Electricidad de Caracas Finance BV 10.25% 2014[5]		270		284
Quebecor Media Inc. 7.75% 2016		275		277
JSG Funding PLC 9.625% 2012		250		265
Georgia-Pacific Corp., Second Lien Term Loan C, 8.39% 2013[2,3]		250		253
Schering-Plough Corp. 5.55% 2013[3]		250		251
AMR HoldCo, Inc. and EmCare HoldCo, Inc. 10.00% 2015		225		241
MedCath Holdings Corp. 9.875% 2012		210		225
Lazard Group LLC 7.125% 2015		210		219
Teekay Shipping Corp. 8.875% 2011		200		212
Delphi Corp. 6.50% 2013[9]		240		205
ACIH, Inc. 0%/11.50% 2012[5,7]		300		201
Ukraine Government 11.00% 2007[2]		164		168
Payless ShoeSource, Inc. 8.25% 2013		150		153
Carmike Cinemas, Inc., Term Loan B, 8.64% 2012[2,3]		150		152
Structured Asset Securities Corp., Series 1998-RF2, Class A, 8.526% 2027[2,3,5]		113		114
First Union National Bank Commercial Mortgage Trust, Series 2000-C1, Class A-1, 7.739% 2032[2]		100		101
PETCO Animal Supplies, Inc. 10.75% 2011		75		80
Southern Capital Corp. Pass Through Trust, Series 2002-1, Class G, MBIA insured, 5.70% 2023[2,5]		79		79
				1,189,332

Total bonds & notes (cost: $3,095,887,000)				3,177,349

				Market value
Warrants — 0.00%		Shares		(000)

U.S. DOLLARS — 0.00%
GT Group Telecom Inc., warrants, expire 2010[5,10]		1,000	$	US0

Total warrants (cost: $52,000)				0

Preferred securities — 2.51%

EUROS — 1.28%
Allied Irish Banks, PLC 4.781%[3]		6,560,000		7,955
Allied Irish Banks, PLC 7.50% perpetual reserve capital instruments[3]		3,000,000		4,301
BNP Paribas 5.868%[3]		6,750,000		9,259
BNP Paribas 6.342%[3]		500,000		696
HVB Funding Trust VIII 7.055%[3]		4,360,000		6,221
HSBC Capital Funding LP 8.03% noncumulative preferred[3]		3,000,000		4,502
SG Capital Trust III 5.419% noncumulative trust preferred[3]		2,000,000		2,687
SG Capital Trust I 7.875% noncumulative trust preferred[3]		1,000,000		1,417
Bank of Ireland UK Holdings PLC 7.40%[3]		2,000,000		2,861
MUFG Capital Finance 2 Ltd. 4.85% noncumulative preferred[3]		2,000,000		2,494
Deutsche Bank Capital Funding Trust IV, noncumulative trust preferred, Class B, 5.33%[3]		1,000,000		1,328
				43,721

U.S. DOLLARS — 1.10%
MUFG Capital Finance 1 Ltd. 6.346% noncumulative preferred[3]		10,233,000		10,302
DBS Capital Funding Corp., Series A, 7.657% noncumulative guaranteed preference shares[3,5]		8,800,000		9,547
Shinsei Finance II (Cayman) Ltd. 7.16% noncumulative preferred[3,5]		8,280,000		8,285
RBS Capital Trust I 4.709% noncumulative trust preferred[3]		4,555,000		4,271
Chuo Mitsui Trust and Banking Co., Ltd. 5.506%[3,5]		2,000,000		1,921
BNP Paribas 5.186% noncumulative[3,5]		300,000		285
BNP U.S. Funding LLC, Series A, 7.738% noncumulative preferred[3,5]		1,500,000		1,536
HSBC Capital Funding LP, Series 2, 10.176% noncumulative step-up perpetual preferred[3,5]		1,000,000		1,474
IBJ Preferred Capital Co. LLC, Series A, 8.79% noncumulative preferred[3,5]		200,000		211
				37,832

BRITISH POUNDS — 0.13%
Barclays Bank PLC 6.875%[3]		1,100,000		2,251
Governor and Co. of the Bank of Ireland 6.25%[3]		1,000,000		2,013
				4,264

Total preferred securities (cost: $85,294,000)				85,817

Common stocks — 0.00%

U.S. DOLLAR — 0.00%
Delta Air Lines, Inc.[10]		34,503		47

Total common stocks (cost: $204,000)				47

		Principal amount		Market value
Short-term securities — 3.75%		(000)		(000)

UBS Finance (Delaware) LLC 5.34% due 10/2/2006	$	US26,100		$26,089
CBA (Delaware) Finance Inc. 5.24% due 10/11/2006		20,000		19,968
Amsterdam Funding Corp. 5.26% due 10/5/2006[5]		18,600		18,586
Dexia Delaware LLC 5.23% due 10/3/2006		15,300		15,293
American Honda Finance Corp. 5.22%-5.25% due 10/4-10/18/2006		15,000		14,977
Danske Corp. 5.26% due 10/27/2006[5,6]		15,000		14,943
Bank of Ireland 5.26% due 10/23/2006[5]		10,000		9,966
Old Line Funding LLC 5.25% due 10/12/2006[5]		8,700		8,685

Total short-term securities (cost: $128,505,000)				128,507

Total investment securities (cost: $3,309,942,000)				3,391,720
Other assets less liabilities				34,582

Net assets				$3,426,302

1Index-linked bond whose principal amount moves with a government retail price index.
2Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
3Coupon rate may change periodically.
4Payment in kind; the issuer has the option of paying additional securities in lieu of cash.
5Purchased in a private placement transaction; resale may be limited to qualified institutional buyers; resale to the public may require registration. The total value of all such restricted securities was $273,189,000, which represented 7.97% of the net assets of the fund.
6This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.
7Step bond; coupon rate will increase at a later date.
8Valued under fair value procedures adopted by authority of the board of directors.
9Scheduled interest and/or principal payment was not received.
10Security did not produce income during the last 12 months.

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so you may lose money.

Investors should carefully consider the investment objectives, risks, charges and expenses of the American Funds. This and other important information is contained in each fund’s prospectus, which can be obtained from a financial adviser and should be read carefully before investing.

MFGEFP-931-1106-S6829

Financial statements

Statement of assets and liabilities
at September 30, 2006	(dollars and shares in thousands, except per-share amounts)

Assets:
Investment securities at market (cost: $3,309,942)		$3,391,720
Cash denominated in non-U.S. currencies
(cost: $3,695)		3,645
Cash		1,546
Receivables for:
Sales of investments	$44,632
Sales of fund's shares	14,885
Open forward currency contracts	2,556
Closed forward currency contracts	124
Dividends and interest	58,138	120,335
		3,517,246
Liabilities:
Payables for:
Purchases of investments	71,923
Repurchases of fund's shares	3,744
Open forward currency contracts	9,637
Closed forward currency contracts	2,102
Investment advisory services	1,291
Services provided by affiliates	1,249
Deferred directors' compensation	98
Other fees and expenses	900	90,944
Net assets at September 30, 2006		$3,426,302

Net assets consist of:
Capital paid in on shares of capital stock		$3,340,276
Undistributed net investment income		13,942
Accumulated net realized loss		(2,835)
Net unrealized appreciation		74,919
Net assets at September 30, 2006		$3,426,302

Total authorized capital stock - 400,000 shares, $.001 par value (181,360 total shares outstanding)
	Net assets	Shares outstanding	Net asset value per share(*)

Class A	$2,245,569	118,641	$18.93
Class B	119,304	6,348	18.79
Class C	242,767	12,973	18.71
Class F	554,598	29,428	18.85
Class 529-A	57,450	3,029	18.97
Class 529-B	7,746	411	18.84
Class 529-C	26,685	1,417	18.83
Class 529-E	3,328	176	18.88
Class 529-F	4,562	241	18.90
Class R-1	3,497	186	18.82
Class R-2	40,804	2,170	18.81
Class R-3	40,627	2,150	18.90
Class R-4	17,186	908	18.92
Class R-5	62,179	3,282	18.95
(*) Maximum offering price and redemption price per share were equal to the net asset value per share for all share classes, except for Class A and 529-A, for which the maximum offering prices per share were $19.67 and $19.71, respectively.

See Notes to Financial Statements

Statement of operations
for the year ended September 30, 2006	(dollars in thousands)
Investment income:
Income:
Interest (net of non-U.S. taxes of $1,419)		$155,864

Fees and expenses(*):
Investment advisory services	$15,917
Distribution services	10,303
Transfer agent services	2,687
Administrative services	1,573
Reports to shareholders	230
Registration statement and prospectus	333
Postage, stationery and supplies	375
Directors' compensation	41
Auditing and legal	89
Custodian	979
State and local taxes	46
Other	42
Total fees and expenses before reimbursements/waivers	32,615
Less reimbursements/waivers of fees and expenses:
Investment advisory services	1,592
Administrative services	146
Total fees and expenses after reimbursements/waivers		30,877
Net investment income		124,987

Net realized loss and unrealized
appreciation on investments
and non-U.S. currency:
Net realized loss on:
Investments	(5,415)
Non-U.S. currency transactions	(38,915)	(44,330)
Net unrealized appreciation (depreciation) on:
Investments	17,114
Non-U.S. currency translations	(3,027)	14,087
Net realized loss and
unrealized appreciation
on investments and non-U.S. currency		(30,243)
Net increase in net assets resulting
from operations		$94,744

(*) Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.

See Notes to Financial Statements

Statements of changes in net assets	(dollars in thousands)

	Year ended September 30
	2006	2005
Operations:
Net investment income	$124,987	$84,772
Net realized (loss) gain on investments and
non-U.S. currency transactions	(44,330)	67,469
Net unrealized appreciation (depreciation)
on investments and non-U.S. currency translations	14,087	(51,060)
Net increase in net assets
resulting from operations	94,744	101,181

Dividends and distributions paid to shareholders:
Dividends from net investment income	(113,331)	(85,943)
Distributions from net realized gain on investments	(33,120)	(9,745)
Total dividends and distributions paid
to shareholders	(146,451)	(95,688)

Capital share transactions	652,665	1,184,835

Total increase in net assets	600,958	1,190,328

Net assets:
Beginning of year	2,825,344	1,635,016
End of year (including undistributed
net investment income: $13,942 and $46,567, respectively)	$3,426,302	$2,825,344

See Notes to Financial Statements

Notes to financial statements

1.	Organization and significant accounting policies

Organization - Capital World Bond Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, nondiversified management investment company. The fund seeks to maximize long-term total return, consistent with prudent management, by investing primarily in a global portfolio of investment-grade bonds denominated in U.S. dollars and other currencies. The fund may also invest in lower quality, high-yield debt securities.

The fund offers 14 share classes consisting of four retail share classes, five CollegeAmerica® savings plan share classes and five retirement plan share classes. The CollegeAmerica savings plan share classes (529-A, 529-B, 529-C, 529-E and 529-F) can be utilized to save for college education. The five retirement plan share classes (R-1, R-2, R-3, R-4 and R-5) are sold without any sales charges and do not carry any conversion rights. The fund’s share classes are described below:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Class A and 529-A	Up to 3.75%	None (except 1% for certain redemptions within one year of purchase without an initial sales charge)	None
Class B and 529-B	None	Declines from 5% to 0% for redemptions within six years of purchase	Class B and 529-B convert to Class A and 529-A, respectively, after eight years
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	None
Class 529-E	None	None	None
Class F and 529-F	None	None	None
Class R-1, R-2, R-3, R-4 and R-5	None	None	None

Holders of all share classes have equal pro rata rights to assets, dividends and liquidation proceeds. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses ("class-specific fees and expenses"), primarily due to different arrangements for distribution, administrative and shareholder services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.

Significant accounting policies - The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the fund:

Security valuation - Equity securities are valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market in which the security trades. Fixed-income securities, including short-term securities purchased with more than 60 days left to maturity, are valued at prices obtained from an independent pricing service when such prices are available. However, where the investment adviser deems it appropriate, such securities will be valued at the mean quoted bid and asked prices (or bid prices, if asked prices are not available) or at prices for securities of comparable maturity, quality and type. Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are valued in the manner described above for either equity or fixed-income securities, depending on which method is deemed most appropriate by the investment adviser. Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par when they reach 60 days or less remaining to maturity. The ability of the issuers of the debt securities held by the fund to meet their obligations may be affected by economic developments in a specific industry, state or region. Forward currency contracts are valued at the mean of representative quoted bid and asked prices. Securities and other assets for which representative market quotations are not readily available or are considered unreliable are fair valued as determined in good faith under procedures adopted by authority of the fund's board of directors. Various factors may be reviewed in order to make a good faith determination of a security’s fair value. These factors include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions.

Security transactions and related investment income - Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations - Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

Dividends and distributions to shareholders - Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

Non-U.S. currency translation - Assets and liabilities, including investment securities, denominated in non-U.S. currencies are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. In the accompanying financial statements, the effects of changes in non-U.S. exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in non-U.S. currencies are disclosed separately.

Forward currency contracts - The fund may enter into forward currency contracts, which represent agreements to exchange non-U.S. currencies on specific future dates at predetermined rates. The fund enters into these contracts to manage its exposure to changes in non-U.S. exchange rates arising from investments denominated in non-U.S. currencies. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in non-U.S. exchange rates. Due to these risks, the fund could incur losses up to the entire contract amount, which may exceed the net unrealized value shown on the accompanying financial statements. On a daily basis, the fund values forward currency contracts based on the applicable exchange rates and records unrealized gains or losses. The fund records realized gains or losses at the time the forward contract is closed or offset by another contract with the same broker for the same settlement date and currency.

Mortgage dollar rolls - The fund may enter into mortgage dollar roll transactions in which the fund sells a mortgage-backed security to a counterparty and simultaneously enters into an agreement with the same counterparty to buy back a similar security on a specific future date at a predetermined price. Each mortgage dollar roll is treated as a financing transaction; therefore, any gain or loss is considered unrealized until the roll reaches completion. Risks may arise due to the delayed payment date and the potential inability of counterparties to complete the transaction. Income is generated as consideration for entering into these transactions and is included in interest income on the accompanying financial statements.

Loan transactions - The fund may enter into loan transactions in which the fund acquires a loan either through an agent, by assignment from another holder, or as a participation interest in another holder's portion of a loan. The loan is often administered by a financial institution that acts as agent for the holders of the loan, and the fund may be required to receive approval from the agent and/or borrower prior to the sale of the investment. The loan's interest rate and maturity date may change based on the terms of the loan, including potential early payments of principal. Risks may arise due to the delayed settlement date of the loan transaction and the ability of the agent and/or the borrower to meet the obligations of the loan.

2.	Non-U.S. investments

Investment risk - The risks of investing in securities of non-U.S. issuers may include, but are not limited to, investment and repatriation restrictions; revaluation of currencies; adverse political, social and economic developments; government involvement in the private sector; limited and less reliable investor information; lack of liquidity; certain local tax law considerations; and limited regulation of the securities markets.

Taxation - Interest income is recorded net of non-U.S. taxes paid. Realized and unrealized gains on securities in certain countries are subject to non-U.S. taxes. The fund records a liability based on realized and unrealized gains to provide for potential non-U.S. taxes payable on these securities. For the year ended September 30, 2006, non-U.S. taxes paid on realized and unrealized gains were $435,000. For the year ended September 30, 2006, there were no non-U.S. taxes based on realized and unrealized gains.

3. Federal income taxation and distributions

The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

Distributions - Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for items such as non-U.S. currency gains and losses; capital losses related to sales of certain securities within 30 days of purchase; and non-U.S. taxes on capital gains. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes. The fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

During the year ended September 30, 2006, the fund reclassified $44,255,000 from undistributed net investment income to accumulated net realized loss (primarily due to currency); and reclassified $26,000 from undistributed net investment income and $73,000 from accumulated net realized loss to capital paid in on shares of capital stock to align financial reporting with tax reporting.

As of September 30, 2006, the components of distributable earnings, unrealized appreciation (depreciation) and cost of investments on a tax basis were as follows:

(dollars in thousands)
Undistributed ordinary income	$9,466
Post-October capital loss deferrals (realized during the period November 1, 2005, through September 30, 2006)*	<706>
Gross unrealized appreciation on investment securities	102,212
Gross unrealized depreciation on investment securities	<24,282>
Net unrealized appreciation on investment securities	77,930
Cost of investment securities	3,313,790
*These deferrals are considered incurred in the subsequent year.

The tax character of distributions paid to shareholders was as follows (dollars in thousands):

Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid
Class A	$83,907	$16,100	$100,007	$62,099	$5,693	$67,792
Class B	3,947	939	4,886	3,290	374	3,664
Class C	7,392	1,742	9,134	5,306	570	5,876
Class F	18,434	3,428	21,862	10,959	957	11,916
Class 529-A	1,877	353	2,230	1,137	102	1,239
Class 529-B	235	57	292	174	21	195
Class 529-C	735	173	908	463	52	515
Class 529-E	105	21	126	63	6	69
Class 529-F	155	28	183	88	8	96
Class R-1	91	20	111	56	6	62
Class R-2	1,092	242	1,334	548	55	603
Class R-3	1,375	256	1,631	1,109	154	1,263
Class R-4	597	122	719	256	20	276
Class R-5	2,573	455	3,028	1,954	168	2,122
Total	$122,515	$23,936	$146,451	$87,502	$8,186	$95,688

4. Fees and transactions with related parties

Capital Research and Management Company ("CRMC"), the fund’s investment adviser, is the parent company of American Funds Service Company SM ("AFS"), the fund’s transfer agent, and American Funds Distributors, Inc.SM ("AFD"), the principal underwriter of the fund’s shares

Investment advisory services - The Investment Advisory and Service Agreement with CRMC provided for monthly fees accrued daily. At the beginning of the period, these fees were based on an annual rate of 0.570% on the first $1 billion of daily net assets and 0.500% on such assets in excess of $1 billion. The board of directors approved an amended agreement effective November 1, 2005, continuing the series of rates to include an additional annual rate of 0.450% on daily net assets in excess of $3 billion. CRMC is currently waiving 10% of investment advisory services fees. During the year ended September 30, 2006, total investment advisory services fees waived by CRMC were $1,592,000. As a result, the fee shown on the accompanying financial statements of $15,917,000, which was equivalent to an annualized rate of 0.521%, was reduced to $14,325,000, or 0.469% of average daily net assets.

Class-specific fees and expenses - Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are described below:

Distribution services - The fund has adopted plans of distribution for all share classes, except Class R-5. Under the plans, the board of directors approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.30% to 1.00% as noted below. In some cases, the board of directors has limited the amounts that may be paid to less than the maximum allowed by the plans.  All share classes may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

For Class A and 529-A, the board of directors has also approved the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.30% is not exceeded. As of September 30, 2006, there were no unreimbursed expenses subject to reimbursement for Class A or 529-A.

Share class	Currently approved limits	Plan limits
Class A	0.30%	0.30%
Class 529-A	0.30	0.50
Class B and 529-B	1.00	1.00
Class C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Class 529-E and R-3	0.50	0.75
Class F, 529-F and R-4	0.25	0.50

Transfer agent services - The fund has a transfer agent agreement with AFS for Class A and B. Under this agreement, these share classes compensate AFS for transfer agent services including shareholder recordkeeping, communications and transaction processing. AFS is also compensated for certain transfer agent services provided to all other share classes from the administrative services fees paid to CRMC described on the following page.

Administrative services - The fund has an administrative services agreement with CRMC to provide transfer agent and other related shareholder services for all share classes other than Class A and B. Each relevant share class pays CRMC annual fees up to 0.15% (0.10% for Class R-5) based on its respective average daily net assets. Each relevant share class also pays AFS additional amounts for certain transfer agent services. CRMC and AFS may use these fees to compensate third parties for performing these services. CRMC has agreed to pay AFS on the fund's behalf for a portion of the transfer agent services fees for some of the retirement plan share classes. For the year ended September 30, 2006, the total administrative services fees paid by CRMC were $2,000 and $144,000 for Class R-1 and R-2, respectively. Administrative services fees are presented gross of any payments made by CRMC. Each 529 share class is subject to an additional annual administrative services fee of 0.10% of its respective average daily net assets; this fee is payable to the Commonwealth of Virginia for the maintenance of the CollegeAmerica plan. Although these amounts are included with administrative services fees on the accompanying financial statements, the Commonwealth of Virginia is not considered a related party.

Expenses under the agreements described above for the year ended September 30, 2006, were as follows (dollars in thousands):

Share class	Distribution services	Transfer agent services	Administrative services
			CRMC administrative services	Transfer agent services	Commonwealth of Virginia administrative services
Class A	$4,957	$2,525	Not applicable	Not applicable	Not applicable
Class B	1,137	162	Not applicable	Not applicable	Not applicable
Class C	2,177	Included in administrative services	$327	$73	Not applicable
Class F	1,146		411	100	Not applicable
Class 529-A	82		49	11	$48
Class 529-B	71		7	5	7
Class 529-C	228		24	12	23
Class 529-E	14		3	1	3
Class 529-F	-		4	1	3
Class R-1	27		3	3	Not applicable
Class R-2	252		50	234	Not applicable
Class R-3	176		51	35	Not applicable
Class R-4	36		21	3	Not applicable
Class R-5	Not applicable		58	3	Not applicable
Total	$10,303	$2,687	$1,008	$481	$84

Deferred directors’compensation - Since the adoption of the deferred compensation plan in 1993, directors who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Directors’ compensation of $41,000, shown on the accompanying financial statements, includes $29,000 in current fees (either paid in cash or deferred) and a net increase of $12,000 in the value of the deferred amounts.

5. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

Share class	Sales(*)		Reinvestments of dividends and distributions		Repurchases(*)		Net increase (decrease)
	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Year ended September 30, 2006
Class A	$743,379	39,755	$90,699	4,897	$(459,866)	(24,620)	$374,212	20,032
Class B	29,025	1,561	4,385	238	(23,017)	(1,239)	10,393	560
Class C	96,865	5,234	8,204	447	(62,384)	(3,374)	42,685	2,307
Class F	284,366	15,281	18,473	1,002	(130,069)	(6,997)	172,770	9,286
Class 529-A	22,520	1,203	2,229	120	(5,304)	(283)	19,445	1,040
Class 529-B	1,946	104	292	16	(926)	(50)	1,312	70
Class 529-C	10,444	561	907	49	(3,712)	(200)	7,639	410
Class 529-E	1,329	71	126	7	(476)	(26)	979	52
Class 529-F	1,847	99	183	10	(481)	(26)	1,549	83
Class R-1	2,400	129	111	6	(1,292)	(70)	1,219	65
Class R-2	23,340	1,255	1,331	72	(9,680)	(521)	14,991	806
Class R-3	25,926	1,389	1,631	88	(29,417)	(1,567)	(1,860)	(90)
Class R-4	11,358	606	719	39	(5,454)	(292)	6,623	353
Class R-5	20,371	1,091	2,782	150	(22,445)	(1,197)	708	44
Total net increase
(decrease)	$1,275,116	68,339	$132,072	7,141	$(754,523)	(40,462)	$652,665	35,018

Year ended September 30, 2005
Class A	$948,570	48,246	$60,385	3,076	$(274,426)	(14,020)	$734,529	37,302
Class B	44,886	2,294	3,278	167	(15,490)	(795)	32,674	1,666
Class C	126,731	6,498	5,091	261	(37,773)	(1,949)	94,049	4,810
Class F	258,942	13,237	10,195	521	(67,036)	(3,445)	202,101	10,313
Class 529-A	19,278	979	1,239	63	(2,732)	(139)	17,785	903
Class 529-B	2,249	115	194	10	(264)	(14)	2,179	111
Class 529-C	9,671	494	515	26	(1,522)	(78)	8,664	442
Class 529-E	1,245	63	70	4	(157)	(8)	1,158	59
Class 529-F	1,462	74	95	5	(87)	(5)	1,470	74
Class R-1	1,791	91	63	3	(503)	(25)	1,351	69
Class R-2	18,785	961	602	31	(3,972)	(203)	15,415	789
Class R-3	82,674	4,194	1,263	64	(48,540)	(2,463)	35,397	1,795
Class R-4	8,681	442	277	14	(2,044)	(104)	6,914	352
Class R-5	35,207	1,788	1,797	91	(5,855)	(298)	31,149	1,581
Total net increase
(decrease)	$1,560,172	79,476	$85,064	4,336	$(460,401)	(23,546)	$1,184,835	60,266

(*) Includes exchanges between share classes of the fund.

6. Forward currency contracts

As of September 30, 2006, the fund had open forward currency contracts to purchase or sell non-U.S. currencies as follows (amounts in thousands):

	Contract amount		U.S. valuations at September 30, 2006
Non-U.S. currency contracts	Non-U.S.	U.S.	Amount	Unrealized appreciation (depreciation )

Purchases:

Canadian dollars
expiring 11/2/2006	C$4,441	3,937	3,977	40

Swiss francs
expiring 12/22/2006	CHF18,655	15,254	15,049	(205)

Euros
expiring 10/12 - 12/21/2006	€80,847	103,773	102,852	(921)

Japanese yen
expiring 10/12 - 12/29/2006	¥40,952,370	357,557	349,199	(8,358)

		480,521	471,077	(9,444)
Sales:

Australian dollars
expiring 11/8/2006	A$19,162	14,536	14,287	249

British pounds
expiring 11/6 - 12/29/2006	£27,293	51,700	51,116	584

Euros
expiring 10/12 - 12/29/2006	€148,520	190,547	188,957	1,590

Korean won
expiring 10/23/2006	KRW11,179,260	11,761	11,821	(60)

		268,544	266,181	2,363

Forward currency contracts - net				$(7,081)

7. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities, of $3,038,906,000 and $2,565,019,000, respectively, during the year ended September 30, 2006.

Financial highlights(1)

		Income from investment operations(2)			Dividends and distributions

	Net asset value, beginning of period	Net investment income	Net (losses) gains on securities (both realized and unrealized )	Total from investment operations	Dividends (from net investment income )	Distributions (from capital gains )	Total dividends and distributions	Net asset value, end of period	Total return(3)	Net assets, end of period (in millions	)		Ratio of expenses to average net assets before reimbursements/ waivers		Ratio of expenses to average net assets after reimbursements/ waivers	(4)	Ratio of net income to average net assets
Class A:
Year ended 9/30/2006	$19.34	$.78	$(.23)	$.55	$(.74)	$(.22)	$(.96)	$18.93	3.05%	$2,246			.96%		.91%		4.19%
Year ended 9/30/2005	19.02	.74	.50	1.24	(.82)	(.10)	(.92)	19.34	6.54	1,907			.98		.93		3.76
Year ended 9/30/2004	18.37	.69	.74	1.43	(.78)	-	(.78)	19.02	7.96	1,166			1.03		1.02		3.74
Year ended 9/30/2003	15.60	.72	2.55	3.27	(.50)	-	(.50)	18.37	21.34	827			1.09		1.04		4.22
Year ended 9/30/2002	14.63	.80	.49	1.29	(.32)	-	(.32)	15.60	8.97	517			1.16		1.08		5.38
Class B:
Year ended 9/30/2006	19.21	.63	(.23)	.40	(.60)	(.22)	(.82)	18.79	2.22	119			1.74		1.68		3.41
Year ended 9/30/2005	18.90	.58	.51	1.09	(.68)	(.10)	(.78)	19.21	5.75	111			1.74		1.70		2.99
Year ended 9/30/2004	18.27	.55	.73	1.28	(.65)	-	(.65)	18.90	7.12	78			1.77		1.77		3.00
Year ended 9/30/2003	15.52	.58	2.55	3.13	(.38)	-	(.38)	18.27	20.41	56			1.86		1.81		3.40
Year ended 9/30/2002	14.59	.70	.47	1.17	(.24)	-	(.24)	15.52	8.10	18			1.92		1.84		4.65
Class C:
Year ended 9/30/2006	19.13	.62	(.23)	.39	(.59)	(.22)	(.81)	18.71	2.21	243			1.78		1.72		3.38
Year ended 9/30/2005	18.84	.57	.50	1.07	(.68)	(.10)	(.78)	19.13	5.66	204			1.78		1.74		2.96
Year ended 9/30/2004	18.22	.54	.73	1.27	(.65)	-	(.65)	18.84	7.11	110			1.82		1.82		2.95
Year ended 9/30/2003	15.48	.57	2.54	3.11	(.37)	-	(.37)	18.22	20.33	47			1.92		1.87		3.32
Year ended 9/30/2002	14.54	.69	.47	1.16	(.22)	-	(.22)	15.48	8.10	11			1.98		1.90		4.60
Class F:
Year ended 9/30/2006	19.26	.78	(.23)	.55	(.74)	(.22)	(.96)	18.85	3.07	555			.95		.89		4.22
Year ended 9/30/2005	18.95	.73	.50	1.23	(.82)	(.10)	(.92)	19.26	6.51	388			.99		.95		3.75
Year ended 9/30/2004	18.31	.69	.73	1.42	(.78)	-	(.78)	18.95	7.94	186			1.05		1.04		3.73
Year ended 9/30/2003	15.55	.71	2.54	3.25	(.49)	-	(.49)	18.31	21.27	59			1.16		1.11		4.09
Year ended 9/30/2002	14.59	.80	.47	1.27	(.31)	-	(.31)	15.55	8.87	15			1.24		1.16		5.34
Class 529-A:
Year ended 9/30/2006	19.38	.78	(.23)	.55	(.74)	(.22)	(.96)	18.97	3.02	57			.99		.94		4.18
Year ended 9/30/2005	19.07	.73	.50	1.23	(.82)	(.10)	(.92)	19.38	6.51	39			1.02		.97		3.72
Year ended 9/30/2004	18.41	.69	.74	1.43	(.77)	-	(.77)	19.07	7.89	21			1.07		1.06		3.71
Year ended 9/30/2003	15.63	.72	2.56	3.28	(.50)	-	(.50)	18.41	21.35	9			1.07		1.02		4.16
Period from 2/15/2002 to 9/30/2002	14.48	.50	.81	1.31	(.16)	-	(.16)	15.63	9.08	2			1.33	(5)	1.25	(5)	5.26	(5)
Class 529-B:
Year ended 9/30/2006	19.26	.61	(.23)	.38	(.58)	(.22)	(.80)	18.84	2.10	8			1.86		1.81		3.29
Year ended 9/30/2005	18.95	.55	.51	1.06	(.65)	(.10)	(.75)	19.26	5.55	7			1.90		1.86		2.83
Year ended 9/30/2004	18.32	.52	.73	1.25	(.62)	-	(.62)	18.95	6.95	4			1.96		1.95		2.81
Year ended 9/30/2003	15.56	.55	2.56	3.11	(.35)	-	(.35)	18.32	20.22	2			2.04		1.99		3.19
Period from 2/25/2002 to 9/30/2002	14.42	.41	.85	1.26	(.12)	-	(.12)	15.56	8.80	-		(6)	2.08	(5)	2.00	(5)	4.51	(5)
Class 529-C:
Year ended 9/30/2006	19.25	.62	(.24)	.38	(.58)	(.22)	(.80)	18.83	2.14	27			1.84		1.79		3.32
Year ended 9/30/2005	18.94	.56	.51	1.07	(.66)	(.10)	(.76)	19.25	5.60	19			1.88		1.84		2.85
Year ended 9/30/2004	18.32	.52	.73	1.25	(.63)	-	(.63)	18.94	6.94	11			1.94		1.93		2.84
Year ended 9/30/2003	15.56	.56	2.55	3.11	(.35)	-	(.35)	18.32	20.24	5			2.02		1.97		3.22
Period from 2/28/2002 to 9/30/2002	14.43	.41	.85	1.26	(.13)	-	(.13)	15.56	8.76	1			2.07	(5)	1.99	(5)	4.53	(5)
Class 529-E:
Year ended 9/30/2006	19.30	.72	(.24)	.48	(.68)	(.22)	(.90)	18.88	2.64	3			1.32		1.27		3.84
Year ended 9/30/2005	18.99	.66	.51	1.17	(.76)	(.10)	(.86)	19.30	6.13	2			1.36		1.31		3.39
Year ended 9/30/2004	18.35	.62	.73	1.35	(.71)	-	(.71)	18.99	7.53	1			1.41		1.40		3.36
Year ended 9/30/2003	15.59	.65	2.55	3.20	(.44)	-	(.44)	18.35	20.84	1			1.48		1.43		3.71
Period from 5/16/2002 to 9/30/2002	14.81	.29	.56	.85	(.07)	-	(.07)	15.59	5.77	-		(6)	.62		.54		1.92
Class 529-F:
Year ended 9/30/2006	19.31	.81	(.23)	.58	(.77)	(.22)	(.99)	18.90	3.19	4			.82		.77		4.35
Year ended 9/30/2005	18.98	.73	.51	1.24	(.81)	(.10)	(.91)	19.31	6.52	3			.99		.95		3.75
Year ended 9/30/2004	18.36	.67	.72	1.39	(.77)	-	(.77)	18.98	7.72	2			1.16		1.15		3.62
Year ended 9/30/2003	15.60	.69	2.56	3.25	(.49)	-	(.49)	18.36	21.19	-		(6)	1.23		1.18		3.94
Period from 9/17/2002 to 9/30/2002	15.48	.03	.09	.12	-	-	-	15.60	.77	-		(6)	.08		-	(7)	.20

Please see page 24 for footnotes

Class R-1:
Year ended 9/30/2006	$19.24	$.63	$(.23)	$.40	$(.60)	$(.22)	$(.82)	$18.82	2.22%	$3			1.83%		1.71%		3.40%
Year ended 9/30/2005	18.96	.58	.49	1.07	(.69)	(.10)	(.79)	19.24	5.60	2			1.85		1.73		2.97
Year ended 9/30/2004	18.32	.55	.74	1.29	(.65)	-	(.65)	18.96	7.14	1			1.95		1.82		2.94
Year ended 9/30/2003	15.57	.58	2.54	3.12	(.37)	-	(.37)	18.32	20.33	1			2.15		1.86		3.32
Period from 6/28/2002 to 9/30/2002	15.32	.18	.07	.25	-	-	-	15.57	1.63	-		(6)	.62		.47		1.17
Class R-2:
Year ended 9/30/2006	19.23	.64	(.23)	.41	(.61)	(.22)	(.83)	18.81	2.26	41			2.18		1.70		3.42
Year ended 9/30/2005	18.94	.58	.50	1.08	(.69)	(.10)	(.79)	19.23	5.68	26			2.23		1.71		2.99
Year ended 9/30/2004	18.32	.55	.74	1.29	(.67)	-	(.67)	18.94	7.18	11			2.51		1.78		2.99
Year ended 9/30/2003	15.57	.58	2.55	3.13	(.38)	-	(.38)	18.32	20.38	3			2.91		1.81		3.29
Period from 7/9/2002 to 9/30/2002	15.34	.17	.06	.23	-	-	-	15.57	1.50	-		(6)	1.79		.42		1.08
Class R-3:
Year ended 9/30/2006	19.32	.71	(.23)	.48	(.68)	(.22)	(.90)	18.90	2.68	41			1.32		1.27		3.82
Year ended 9/30/2005	18.99	.66	.50	1.16	(.73)	(.10)	(.83)	19.32	6.07	43			1.36		1.32		3.37
Year ended 9/30/2004	18.32	.63	.75	1.38	(.71)	-	(.71)	18.99	7.59	8			1.42		1.40		3.38
Year ended 9/30/2003	15.59	.64	2.53	3.17	(.44)	-	(.44)	18.32	20.81	2			1.73		1.43		3.68
Period from 7/16/2002 to 9/30/2002	15.50	.16	(.07)	.09	-	-	-	15.59	.58	-		(6)	.64		.32		1.02
Class R-4:
Year ended 9/30/2006	19.34	.78	(.24)	.54	(.74)	(.22)	(.96)	18.92	3.04	17			.99		.94		4.17
Year ended 9/30/2005	19.03	.74	.50	1.24	(.83)	(.10)	(.93)	19.34	6.51	11			.98		.94		3.77
Year ended 9/30/2004	18.40	.69	.73	1.42	(.79)	-	(.79)	19.03	7.91	4			1.11		1.05		3.72
Year ended 9/30/2003	15.63	.70	2.57	3.27	(.50)	-	(.50)	18.40	21.34	-		(6)	2.70		1.08		3.94
Period from 8/15/2002 to 9/30/2002	15.28	.20	.15	.35	-	-	-	15.63	2.29	-		(6)	35.55		-	(7)	1.32
Class R-5:
Year ended 9/30/2006	19.35	.83	(.22)	.61	(.79)	(.22)	(1.01)	18.95	3.36	62			.69		.64		4.46
Year ended 9/30/2005	19.04	.79	.50	1.29	(.88)	(.10)	(.98)	19.35	6.78	63			.69		.65		4.04
Year ended 9/30/2004	18.38	.75	.74	1.49	(.83)	-	(.83)	19.04	8.32	32			.73		.72		4.04
Year ended 9/30/2003	15.62	.77	2.54	3.31	(.55)	-	(.55)	18.38	21.60	25			.81		.76		4.49
Period from 5/15/2002 to 9/30/2002	14.79	.34	.58	.92	(.09)	-	(.09)	15.62	6.20	13			.37		.29		2.17

	Year ended September 30
	2006	2005	2004	2003	2002

Portfolio turnover rate for all classes of shares	91%	72%	79%	83%	48%

(1) Based on operations for the periods shown (unless otherwise noted) and, accordingly, may not be representative of a full year.
(2) Based on average shares outstanding.
(3) Total returns exclude all sales charges, including contingent deferred sales charges.
(4) The ratios in this column reflect the impact, if any, of certain reimbursements/waivers from CRMC. During some of the periods shown, CRMC reduced fees for investment advisory services for all share classes. In addition, during the start-up period for the retirement plan share classes (except Class R-5), CRMC agreed to pay a portion of the fees related to transfer agent services.

(5) Annualized.
(6) Amount less than $1 million.
(7) Amount less than .01%.

See Notes to Financial Statements

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of Capital World Bond Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Capital World Bond Fund, Inc. (the “Fund”), including the investment portfolio, as of September 30, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2006, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Capital World Bond Fund, Inc. as of September 30, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Costa Mesa, California
November 8, 2006

Tax information      unaudited

We are required to advise you within 60 days of the fund’s fiscal year-end regarding the federal tax status of certain distributions received by shareholders during such fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended September 30, 2006:

Long-term capital gains	$23,936,000
Foreign taxes	1,202,000
Foreign source income	109,527,000
U.S. government income that may be exempt from state taxation	13,215,000

Individual shareholders should refer to their Form 1099-DIV or other tax information, which will be mailed in January 2007, to determine the calendar year amounts to be included on their 2006 tax returns. Shareholders should consult their tax advisers.